                                                                     EXHIBIT 4.1
--------------------------------------------------------------------------------



                           SECOND AMENDED AND RESTATED
                               INDENTURE OF TRUST,




                            Dated as of June 1, 1999







                                  By and Among



                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                          A DELAWARE COMMON LAW TRUST,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
               CO-OWNER ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF
                      STUDENT LOAN FUNDING 1998-A/B TRUST,

                                       and

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                                 Relating to the
                        STUDENT LOAN ASSET-BACKED NOTES,
                           SERIES 1998A AND SERIES B-3

                                       OF

                       STUDENT LOAN FUNDING 1998-A/B TRUST

--------------------------------------------------------------------------------

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                       (THE "TRUST INDENTURE ACT") AND THE
    SECOND AMENDED AND RESTATED INDENTURE OF TRUST, DATED AS OF JUNE 1, 1999

TRUST INDENTURE
     ACT SECTION                                                                         INDENTURE SECTION
     -----------                                                                         -----------------
Section 310   (a)(1)                                                                             7.1(b)
              (a)(2)                                                                             7.1(b)
              (a)(3)                                                                             7.2
              (a)(4)                                                                             N/A
              (a)(5)                                                                             7.1(b)
              (b)                                                                                7.1(d)
              (c)                                                                                N/A
Section 311   (a)                                                                                7.17
              (b)                                                                                7.17
              (c)                                                                                N/A
Section 312   (a)                                                                                6.15
              (b)                                                                                7.18
              (c)                                                                                7.18
Section 313   (a)                                                                                7.10
              (b)                                                                                7.10
              (c)                                                                                7.10
              (d)                                                                                7.10
Section 314   (a)                                                                                6.7
              (b)                                                                                12.8
              (c)                                                                                1.3(a)
              (c)(1)                                                                             1.3(a)
              (c)(2)                                                                             1.3(a)
              (c)(3)                                                                             1.3(a)
              (d)                                                                                1.3(c)(e)
              (e)                                                                                1.3(a)
              (f)                                                                                1.3(k)
Section 315   (a)                                                                                7.1(a)(i)
              (b)                                                                                8.8
              (c)                                                                                7.1(a)(ii)
              (d)                                                                                7.1(a)(iii)
              (e)                                                                                6.16
Section 316   (a)(1)(A)                                                                          8.4
              (a)(1)(B)                                                                          8.7
              (a)(2)                                                                             N/A
              (a)(computations)                                                                  8.9
              (b)                                                                                8.5
              (c)                                                                                N/A
Section 317   (a)(1)                                                                             8.4
              (a)(2)                                                                             8.4
              (b)                                                                                N/A
Section 318   (a)                                                                                12.10


         NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture. Attention should also be directed to Section 318(c) of the Trust Indenture Act (the provisions of which are intended to apply to this Indenture, regardless of whether this Indenture is qualified thereunder), which provides that the provisions of Section 310 to and including Section 317 are a part of and govern every qualified indenture whether or not physically contained therein.

                                TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----
PREAMBLE                                                                                                          1


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
             -------------------------------------------------------

SECTION 1.1          Definitions                                                                                  5
SECTION 1.2          Use of Certain Terms                                                                        21
SECTION 1.3          Compliance Certificates and Opinions                                                        21
SECTION 1.4          Incorporation by Reference of Trust Indenture Act                                           24

                                   ARTICLE II

                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES
                  --------------------------------------------

SECTION 2.1          Authorization of Notes; Terms of Notes in General; Notes to Constitute Limited
                     Obligations                                                                                 25
SECTION 2.2          Execution of Notes; Validity of Signatures                                                  26
SECTION 2.3          Transfer of Notes; Exchange of Notes                                                        26
SECTION 2.4          Books of Registry                                                                           27
SECTION 2.5          Mutilated, Lost, Stolen or Destroyed Notes                                                  28
SECTION 2.6          Disposition and Destruction of Notes                                                        28
SECTION 2.7          Forms of Notes and Instructions for Payment                                                 29
SECTION 2.8          Temporary Notes                                                                             29

                                   ARTICLE III

                                   [RESERVED]


                                   ARTICLE IV

                             REDEMPTION OF THE NOTES
                             -----------------------

SECTION 4.1          Redemption of Notes in General                                                              31

                                    ARTICLE V


          DISPOSITION OF PROCEEDS; ESTABLISHMENT OF FUNDS AND ACCOUNTS;
                         APPLICATION OF AVAILABLE FUNDS

SECTION 5.1          Disposition of Proceeds of the Notes                                                        32
SECTION 5.2          Reserve Fund                                                                                32
SECTION 5.3          Acquisition Fund                                                                            33
SECTION 5.3.1        Financing of Student Loans                                                                  34
SECTION 5.3.3        Investment of Acquisition Fund; Transfer of Proceeds in Acquisition Fund                    35
SECTION 5.4          Student Loan Portfolio Fund; Sale of Student Loans                                          35

SECTION 5.5          Collection Fund                                                                             37
SECTION 5.5.1        Collection Account                                                                          38
SECTION 5.5.2        Note Payment Account                                                                        38
SECTION 5.5.3.       [Reserved]                                                                                  39
SECTION 5.5.4        Expense Account                                                                             39
SECTION 5.5.5        Excess Surplus Account                                                                      39
SECTION 5.5.6        Investment of Collection Fund                                                               40
SECTION 5.6          Pledge                                                                                      40
SECTION 5.7          Investments                                                                                 43
SECTION 5.8          Exchange Agreements; Counterparty Exchange Payments; Issuer Exchange Payments               45
SECTION 5.9          Termination                                                                                 47

                                   ARTICLE VI

                            COVENANTS TO SECURE NOTES
                            -------------------------

SECTION 6.1          Administration of the Program                                                               48
SECTION 6.2          Contracts of Guarantee                                                                      48
SECTION 6.3          Acquisition, Collection and Assignment of Student Loans; Compliance
                     with Law                                                                                    48
SECTION 6.4          Enforcement of Financed Student Loans                                                       49
SECTION 6.5          Enforcement of Master Servicing Agreement and Servicing
                     Agreements; Removal of Servicer                                                             49
SECTION 6.6          Enforcement of Purchase Agreements                                                          50
SECTION 6.7          Books of Account; Annual Audit                                                              50
SECTION 6.8          Punctual Payment of Notes                                                                   51
SECTION 6.9          Further Assurances                                                                          51
SECTION 6.10         Protection of Security                                                                      51
SECTION 6.11         No Encumbrances                                                                             52
SECTION 6.12         Compliance with Indenture                                                                   52
SECTION 6.13         Limitation on Program Operating Expenses                                                    53
SECTION 6.14         Notice of Additional Guarantee Agencies or Servicers                                        53
SECTION 6.15         Issuer to Furnish Indenture Trustee Names and Addresses of Holders                          53
SECTION 6.16         Undertaking for Costs                                                                       53

                                   ARTICLE VII

                        CONCERNING THE INDENTURE TRUSTEE
                        --------------------------------

SECTION 7.1          Appointment of, Acceptance by, and Duties of Indenture Trustee;
                     Qualification; Resignation; Removal; Successor                                              55
SECTION 7.2          Appointment of Co-Indenture Trustee                                                         58
SECTION 7.3          Certain Rights and Obligations of the Indenture Trustee                                     59
SECTION 7.4          Evidence of Compliance with Conditions Precedent; Examination of
                     Evidence; Evidence of Rights of Holders                                                     61
SECTION 7.5          Proofs of Claims and Other Papers and Documents                                             63

SECTION 7.6          Dealing with the Issuer                                                                     63
SECTION 7.7          Fees and Reimbursement of Indenture Trustee                                                 63
SECTION 7.8          Fees and Reimbursements of Each Eligible Lender Trustee                                     63
SECTION 7.9          Covenants of Indenture Trustee Pursuant to Higher Education Act                             64
SECTION 7.10         Statements and Reports by Indenture Trustee of Funds and Accounts
                     and Other Matters                                                                           65
SECTION 7.11         Additional Authenticating Agent                                                             67
SECTION 7.12         Notice to Rating Agencies                                                                   67
SECTION 7.13         Indenture Trustee Not Liable for Acts of the Issuer; No Representations
                     by Indenture Trustee                                                                        67
SECTION 7.14         Indenture Trustee Not Responsible for Calculation Agent                                     67
SECTION 7.15         Indemnification of the Indenture Trustee and each Eligible Lender
                     Trustee                                                                                     67
SECTION 7.16         Intervention by the Indenture Trustee                                                       68
SECTION 7.17         Preferential Collection of Claims Against Issuer                                            68
SECTION 7.18         Preservation of Information; Communication to Holders                                       68
SECTION 7.19         Survival of Certain Provisions of the Indenture                                             69

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES
                              ---------------------

SECTION 8.1          Events of Default                                                                           70
SECTION 8.2          Inspection of Books and Records                                                             73
SECTION 8.3          Application of Moneys                                                                       73
SECTION 8.4          Suits at Law or in Equity; Direction of Action by Holders                                   76
SECTION 8.5          Suits by Individual Holders or an Exchange Counterparty                                     77
SECTION 8.6          Remedies Not Exclusive                                                                      78
SECTION 8.7          Waivers of Default                                                                          78
SECTION 8.8          Notice of Events of Default                                                                 79
SECTION 8.9          Computations                                                                                79
SECTION 8.10         Article Subject to Certain Provisions                                                       79

                                   ARTICLE IX

                     AMENDING AND SUPPLEMENTING OF INDENTURE
                     ---------------------------------------

SECTION 9.1          Amending and Supplementing of Indenture Without Consent of Holders                          80
SECTION 9.2          Amendment of Indenture with Consent of Holders and Exchange
                     Counterparties                                                                              81
SECTION 9.3          Effectiveness of Supplemental Indenture                                                     82
SECTION 9.4          Supplemental Indenture Affecting Indenture Trustee                                          82
SECTION 9.5          Supplemental Indentures Affecting Certain Requirements of the Higher
                     Education Act                                                                               82


                                    ARTICLE X

              DEFEASANCE; MONEYS HELD FOR PAYMENT OF DEFEASED NOTES
              -----------------------------------------------------

SECTION 10.1         Trust Irrevocable                                                                           83
SECTION 10.2         Discharge of Liens and Pledges; Notes No Longer Outstanding and Deemed to Be Paid           83
SECTION 10.3         Notes Not Presented for Payment When Due; Moneys Held for the Notes after Due Date
                     Thereof                                                                                     85

                                   ARTICLE XI

                               MEETINGS OF HOLDERS
                               -------------------

SECTION 11.1         Purposes of Meetings                                                                        87
SECTION 11.2         Call of Meetings; Place of Meetings                                                         87
SECTION 11.3         Meetings; Regulations of the Indenture Trustee                                              88
SECTION 11.4         Voting; Speaking at Meeting; Record of Meeting                                              88
SECTION 11.5         Miscellaneous                                                                               89

                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

SECTION 12.1         Benefits of Indenture Limited to Issuer, Eligible Lender Trustees,
                     Indenture Trustee, Exchange Counterparty and Holders                                        90
SECTION 12.2         Effect of Legal Holidays                                                                    90
SECTION 12.3         Partial Invalidity                                                                          90
SECTION 12.4         Notices                                                                                     90
SECTION 12.5         Law and Place of Enforcement of Indenture                                                   91
SECTION 12.6         No Recourse Against Members, Management Committee Members,
                     Officers or Employees of the Issuer                                                         91
SECTION 12.7         Cross-Indemnification                                                                       91
SECTION 12.8         Suspension of Mail                                                                          92
SECTION 12.9         Opinion as to Trust Estate                                                                  92
SECTION 12.10        Conflict with Trust Indenture Act                                                           92
SECTION 12.11        Effect of Article and Section Headings and Table of Contents                                93
SECTION 12.12        Execution of Counterparts                                                                   93

SCHEDULE I                 Schedule of Approved Guarantee Agencies
SCHEDULE II                Schedule of Approved Servicers and Servicing Agreements

EXHIBIT A                  Student Loan Acquisition Certificate
EXHIBIT B                  Updating Student Loan Acquisition Certificate

                                                                    EXHIBIT 4.1

                  THIS SECOND AMENDED AND RESTATED INDENTURE OF TRUST, dated as of June 1, 1999, as hereafter amended or supplemented by Supplemental Indentures (the "Base Indenture" and collectively with the hereinafter defined Terms Supplement, the "Indenture"), by and among STUDENT LOAN FUNDING 1998-A/B TRUST, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (the "Delaware Trust" or the "Issuer") by Firstar Bank, National Association, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio, not in its individual capacity but solely as co-owner trustee (the "Co-Owner Trustee") of the Student Loan Funding Trust 1998-A/B, FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio, not in its individual capacity but solely as initial co-owner eligible lender trustee for the benefit of the Delaware Trust (the "Initial Co-Owner Eligible Lender Trustee") and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio and being qualified to accept and administer the trusts hereby created (the "Indenture Trustee"), amends and restates that certain First Amended and Restated Indenture of Trust, dated as of March 15, 1999 (the "First Restated Base Indenture" and collectively with the First Restated Terms Supplement thereto, the "First Restated Indenture") by and among the Issuer, the Initial Co-Owner Eligible Lender Trustee an the Indenture Trustee, which amended and restated that certain Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), by and among Student Loan Funding LLC, a limited liability company formed under the laws of the State of Delaware (the "Original Issuer"), Firstar Bank, National Association (successor by merger to Star Bank, National Association), not in its individual capacity, but solely as initial eligible lender trustee for the benefit of the Original Issuer ("Original Initial ELT"), and the Indenture Trustee, with (i) references in this Base Indenture to the "Student Loan Funding 1998-A/B Trust" or to the "Delaware Trust" or the "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Delaware Trust and (ii) the capitalized words and terms used in the recitals and granting clauses of this Indenture as defined words and terms and not otherwise defined therein are being used as defined in Section 1.1 hereof;

                                   WITNESSETH:

                  WHEREAS, the Original Issuer was and is authorized by the applicable provisions of the laws of the United States and the State of Delaware and by its Certificate of Formation and Operating Agreement to acquire directly, or indirectly through an Eligible Lender Trustee, as defined in the First Restated Base Indenture, student loan notes incurred under the Higher Education Act, and to finance and refinance the acquisition directly, or indirectly through an Eligible Lender Trustee, of such student loan notes by the issuance of notes and other evidences of indebtedness of the Issuer;

                  WHEREAS, the Original Issuer provided under the Original Base Indenture and the Original Terms Supplement (collectively, the "Original Indenture") for the issuance in Series of (i) its Student Loan Asset-Backed Senior Notes, Series 1998A (the "Unregistered Series

1998A Notes" or the "Unregistered Senior Notes") and (ii) its Student Loan Asset-Backed Subordinate Notes, Series 1998B (the "Unregistered Series B-3 Notes" or the "Unregistered Subordinate Notes" and collectively with the Unregistered Series 1998A Notes, the "Unregistered Notes");

                  WHEREAS, the Original Issuer, the Original Initial ELT and the Indenture Trustee executed and delivered the Original Indenture in order to confirm and declare the terms and conditions upon which the Unregistered Notes are secured and to secure payment of the principal thereof and interest and any Carryover Interest thereon;

                  WHEREAS, pursuant to the Transfer and Sale Agreement, the Original Issuer and the Original Initial ELT transferred all of the Trust Estate to (i) the Issuer and (ii) the Initial Co-Owner Eligible Lender Trustee hereunder in consideration of the assumption by (i) the Issuer of all of the obligations of the Original Issuer hereunder and under the Unregistered Notes and (ii) the Initial Co-Owner Eligible Lender Trustee of all of the obligations of the Original Initial ELT hereunder; and

                  WHEREAS, in connection with execution and delivery of the Transfer and Sale Agreement, the Issuer and the Initial Co-Owner Eligible Lender Trustee executed and delivered the First Restated Indenture to continue to secure the payment of the principal of and interest and any Carryover Interest on the Unregistered Notes; and

                  WHEREAS, in connection with consummation of the Exchange Offer (as defined in the Terms Supplement), the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee now desire to amend and restate the First Restated Indenture in this Base Indenture and the Terms Supplement hereto to secure the payment of the principal of and interest and any Carryover Interest on the Registered Notes and the Unregistered Notes, if any, which were not exchanged for Registered Notes;

                  NOW THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

                  That (a)(i) in order to secure (A) the payment of the fees and expenses of the Indenture Trustee hereunder in accordance with the provisions of this Indenture and (B) the payment of the fees and expenses of each Eligible Lender Trustee hereunder in accordance with the provisions of this Indenture; and (ii) in order to secure (A) the payment of the principal of and interest and any Carryover Interest on, the Senior Notes according to their respective tenor, purport and effect and (B) the payment of any Senior Issuer Exchange Payment and the performance and observance of all covenants and conditions contained in any Senior Exchange Agreement; and (iii) in order to secure (A) the payment of the principal of and interest and any Carryover Interest on the Subordinate Notes according to their respective tenor, purport and effect and (B) the payment of any Subordinate Issuer Exchange Payment and the performance and observance of all covenants and conditions contained in any Subordinate Exchange Agreement; and (iv) in order to secure the performance and observance of all the covenants and conditions contained in this Indenture, in the Notes and in any Exchange Agreement; (b) for and in consideration of (i) the mutual covenants contained in this Indenture, (ii) the acceptance by the

Indenture Trustee of the trusts hereby created, and (iii) the execution and delivery of any Exchange Agreement by the Issuer and an Exchange Counterparty, and the acknowledgment thereof by the Indenture Trustee; (c) each of the Issuer and the Initial Co-Owner Eligible Lender Trustee has executed and delivered this Indenture and by these presents does hereby convey, transfer, assign, pledge, and grant a valid and binding lien on and a security interest in, unto the Indenture Trustee, its successor or successors and its or their assigns forever,
(i) for the benefit of the Indenture Trustee and each Eligible Lender Trustee with respect to their respective fees and expenses, all rights, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in and to (A) the Trust Estate, (B) the Transfer and Sale Agreement and (C) the Ancillary Agreements, whether now owned or hereafter acquired, and all other rights hereinafter granted for the further securing of the fees and expenses of the Indenture Trustee, each Eligible Lender Trustee; (ii) for the equal and ratable benefit (except as otherwise provided in Section 8.3 hereof) of the Holders of the Senior Notes, all rights, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in and to (A) the Trust Estate, (B) the Transfer and Sale Agreement, including, all other General Intangibles of the Issuer and the Initial Co-Owner ELT related to the Transfer and Sale Agreement and the transactions contemplated thereby, and (C) the Ancillary Agreements, whether now owned or hereafter acquired, and all other rights hereinafter granted for the further securing of the Senior Notes; and (iii) for the equal and ratable benefit (except as otherwise provided in Section 8.3 hereof) of a Senior Exchange Counterparty, if any, on a parity with Holders of the Senior Notes, all rights, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in and to (A) the Trust Estate, (B) the Transfer and Sale Agreement and (C) the Ancillary Agreements, whether now owned or hereafter acquired, and all other rights hereinafter granted for the further securing of any Senior Exchange Agreement; and (iv) for the equal and ratable benefit (except as otherwise provided in Section 8.3 hereof) of the Holders of the Subordinate Notes, subordinate, however, to (A) that of the Holders of the Senior Notes and (B) that of a Senior Exchange Counterparty, all rights, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in and to (C) the Trust Estate, (D) the Transfer and Sale Agreement and (E) the Ancillary Agreements, whether now owned or hereafter acquired, and all other rights hereinafter granted for the further securing of the Subordinate Notes; and (v) for the equal and ratable benefit (except as otherwise provided in Section 8.3 hereof) of any Exchange Counterparty in addition to each Senior Exchange Counterparty, if any, whether on a parity with or subordinate to the Holders of the Senior Notes and any Senior Exchange Counterparty, all rights, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in and to (A) the Trust Estate, (B) the Transfer and Sale Agreement and
(C) the Ancillary Agreements, whether now owned or hereafter acquired, and all other rights hereinafter granted for the further securing of the Exchange Agreement of such Exchange Counterparty;

                  TO HAVE AND TO HOLD the same unto the Indenture Trustee and its successor or successors and its or their assigns forever;

                  IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, to secure the payment of the principal of the Notes and the interest and any Carryover Interest thereon, and to secure the payment of any Issuer Exchange Payment, and to secure also the observance and performance of all the terms, provisions, covenants and conditions of this

Indenture, and for the equal and ratable (except as otherwise provided in this Indenture) benefit and security of all and singular the Holders and any Exchange Counterparty, without preference, priority or distinction as to lien or otherwise, of any one of such Notes over any other of such Notes or over any Issuer Exchange Payment or as among principal and interest and Carryover Interest, or of any one Exchange Agreement over any other Exchange Agreement or over any Notes, except as otherwise provided in this Indenture; and it is hereby mutually covenanted and agreed that the terms and conditions upon which any Exchange Agreement is to be executed, delivered and accepted by the Issuer and the Exchange Counterparty and acknowledged by the Indenture Trustee are as set forth in such Exchange Agreement, and it is hereby further mutually covenanted and agreed that the terms and conditions upon which such Notes are executed, authenticated, issued, delivered, secured and accepted by all Persons who shall from time to time be or become the Holders thereof and upon which any Exchange Agreement is to be secured, and the trusts and conditions upon which the Trust Estate is to be held and disbursed, are as set forth in this Indenture:

                                    ARTICLE I

             Definitions and Other Provisions of General Application
             -------------------------------------------------------

                  SECTION 1.1 DEFINITIONS. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section 1.1 shall, for all purposes of this Indenture and of any indenture or other instrument amendatory hereof or supplemental hereto, have the meanings herein specified:

                  "ACCOUNT" shall mean any of the accounts established by this Indenture.

                  The terms "ACQUIRE," "ACQUIRING," or "ACQUISITION" when used in connection with the acquisition or making, respectively, of Student Loans by the Issuer or the Indenture Trustee shall mean and specifically include the acquisition directly, or indirectly through an Eligible Lender Trustee, of such Student Loans.

                  "ACQUISITION FUND" shall mean the Fund established by Section
5.3 hereof.

                  "ADMINISTRATION AGREEMENT" shall mean the administration agreement, between the Issuer and the Administrator providing for, among other things, the administration of this Indenture on behalf of the Issuer.

                  "ADMINISTRATOR" shall mean the administrator, and its successors or assigns, appointed by the Issuer in the Administration Agreement to provide for, among other things, the administration of this Indenture on behalf of the Issuer, such administrator on the Date of Issuance being Student Loan Funding Resources, Inc., an Ohio for-profit corporation.

                  "ADVANCES" shall mean deposits to the Trust Estate made by the Issuer or the Original Issuer to the Note Payment Account hereunder with respect to anticipated future collections on the Financed Student Loans.

                  "ADVERSELY AFFECT" shall mean, when used with respect to any rating on a Series of Notes, to cause the reduction or withdrawal of such rating.

                  "ANCILLARY AGREEMENTS" shall mean the Auction Agent Agreement, the Broker-Dealer Agreement, the Calculation Agent Agreement, and the Registration Rights Agreement.

                  "AUTHENTICATING AGENT" shall mean any bank, trust company or other financial institution appointed by the Issuer as authenticating agent for the Indenture Trustee hereunder and as depositary under the Authenticating Agent Agreement, or any successor or successors thereto appointed pursuant to Section
7.11 hereof or pursuant to an Authenticating Agent Agreement, as the case may be, with respect to such functions collectively or separately provided, however, that if no Authenticating Agent has been appointed under this Indenture, provisions relating to the Authenticating Agent shall be read as applying to the Indenture Trustee.

                  "AUTHENTICATING AGENT AGREEMENT" shall mean an Authenticating Agent Agreement among the Issuer, the Indenture Trustee and the Authenticating Agent, as depositary, or any similar agreement hereafter entered into by the Issuer with respect to a Series of Notes, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and with this Indenture.

                  "AUTHORIZED DENOMINATIONS" shall have the meaning given such term in the Terms Supplement.

                  "AUTHORIZED OFFICER" shall mean (i) when used with reference to the Original Issuer, the president, the secretary, the treasurer, any assistant treasurer, any vice president or other person designated by Management Committee Resolution to act in such capacity under the terms of the Original Indenture and (ii) when used with reference to the Issuer shall mean any vice president, trust officer or other officer of the Co-Owner Trustee authorized to sign the document or take the action in question on behalf of the Issuer.

                  "AVAILABLE FUNDS" shall mean, with respect to any Collection Period, the excess of (a) the sum, without duplication, of the following amounts with respect to such Collection Period: (i) all collections received by the Indenture Trustee on the Financed Student Loans (including any Guarantee Payments received with respect to the Financed Student Loans) during such Collection Period; (ii) any payments, including, without limitation, Interest Subsidy Payments and Special Allowance Payments, received by each Eligible Lender Trustee during such Collection Period with respect to Financed Student Loans; (iii) all proceeds from any sales of Financed Student Loans during such Collection Period; (iv) any payments of or with respect to interest received by the Indenture Trustee during such Collection Period with respect to a Financed Student Loan for which a Realized Loss was previously allocated; (v) the aggregate Purchase Amounts received for those Financed Student Loans purchased by the Indenture Trustee during the related Collection Period; (vi) the aggregate amounts, if any, received from the Issuer or the Indenture Trustee as reimbursement of non-guaranteed or uninsured interest amounts (which shall not include, with respect to Financed Student Loans, the portion of such interest amounts for which the Guarantee Agency did not have an obligation to make a Guarantee Payment), or lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Student Loans; (vii) Counterparty Exchange Payments, (viii) Advances received and (ix) Investment Earnings for such Collection Period OVER (b) amounts received by the Issuer in connection with balance reconciliations required by virtue of Student Loan consolidations for such Collection Period; provided, however, that Available Funds shall exclude (1) all payments and proceeds of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period, which payments and proceeds shall be paid to the Issuer, (2) amounts used to reimburse the Issuer for Advances or any other amounts advanced by the Issuer on a voluntary basis with respect to Guarantee Payments or Interest Subsidy Payments applied for but not received as of the end of the Collection Period immediately preceding the date such Advance is made, and (3) amounts which are paid to the Issuer pursuant to the Indenture.

                  "BASE INDENTURE" shall mean this Second Amended and Restated Indenture of Trust, dated as of June 1, 1999, exclusive of the Terms Supplement, but as from time to time amended or supplemented by Supplemental Indentures.

                  "BOOK-ENTRY SYSTEM" shall have the meaning given such term in the Terms Supplement.

                  "BUSINESS DAY" shall mean any day on which the Indenture Trustee and the Authenticating Agent, if any, at their respective addresses set forth in or for purposes of this Indenture, are open for commercial banking business and on which the New York Stock Exchange is open.

                  "CALCULATION AGENT" shall have the meaning given such term in the Terms Supplement.

                  "CALCULATION AGENT AGREEMENT" shall have the meaning given such term in the Terms Supplement.

                  "CARRYOVER INTEREST" shall mean the difference between the interest that would have accrued on a Series of Notes at the Formula Rate during a Collection Period and the interest accrued at the Net Loan Rate during such Collection Period, together with interest thereon at the Formula Rate from the Distribution Date on which such Carryover Interest is due until paid, but in no event greater than the maximum rate permitted by law.

                  "CASH FLOW STATEMENT" shall mean a report or reports prepared by the Issuer with respect to the period covered by the Cash Flow Statement, which period shall extend from the date of the Cash Flow Statement to the latest maturity of the Notes then Outstanding, showing, (i) all Available Funds expected to be received during such period, (ii) the application of all such Available Funds in accordance with this Indenture, (iii) the resulting periodic balances and Parity Percentages, and (iv) that under all assumptions and scenarios used for the cash flows accompanying such Cash Flow Statement, (a) anticipated Available Funds will be at least sufficient to pay the principal of and interest on the Notes when due and all other amounts payable under this Indenture when due and (b) a Parity Percentage of at least 101% will be maintained at all times, including, without limitation, on each Distribution Date.

                  "CERTIFICATE", "DIRECTION", "INSTRUCTION", "ORDER", "REQUEST" or "REQUISITION" of the Original Issuer or the Issuer, as the case may be, shall mean a certificate, direction, instruction, order, request or requisition which shall, unless otherwise specifically provided herein, be in writing and which is signed in the name of the Original Issuer or the Issuer, respectively, by an Authorized Officer.

                  "CO-OWNER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as co-owner trustee under the Delaware Trust Agreement.

                  "COLLECTION ACCOUNT" shall mean the Account so designated and established in the Collection Fund by Section 5.5 hereof.

                  "COLLECTION FUND" shall mean the Fund established by Section
5.5 hereof.

                  "COLLECTION PERIOD" shall have the meaning given such term in the Terms Supplement.

                  "COMMISSION" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "CONSOLIDATION LOANS" shall mean Student Loans governed by
Section 428C of the Higher Education Act which are Financed by the Issuer, but excluding any such loans which are made by a Seller and purchased by the Issuer.

                  "CONTRACT OF GUARANTEE" shall mean a contract between a Guarantee Agency and a Lender providing for, or a certificate or other evidence of, the Guarantee of Student Loans.

                  "COSTS OF ISSUANCE" shall mean all items of expense allocable to establishment of the Program and the authorization, issuance, sale and delivery of the related Notes, or any obligations of the Issuer the proceeds of which are used in whole or in any part directly, or indirectly through an Eligible Lender Trustee, to acquire Financed Student Loans under this Indenture, including without limitation costs of planning and feasibility studies, costs of obtaining governmental registrations, qualifications and regulatory rulings and approvals, costs of financial advisory, legal, accounting and management services and services of other consultants and professionals and related charges, fees and disbursements, costs of preparation and reproduction of documents, costs of preparation and printing of any offering document relating to the Notes, advertising and printing costs, filing and recording fees, any initial fees and charges of the Indenture Trustee, each Eligible Lender Trustee, the Calculation Agent, the Auction Agent, any Broker-Dealer, any market agent and any Authenticating Agent, Rating Agency fees, costs of preparation, execution, transportation and safekeeping of the Notes, and any other costs, charges or fees in connection with the issuance of the Notes.

                  "COUNTERPARTY EXCHANGE PAYMENT" shall mean a payment due to the Issuer from an Exchange Counterparty pursuant to the applicable Exchange Agreement.

                  "CUT-OFF DATE" shall mean December 31, 1998, the date on or after which principal and interest payments on the Financed Student Loans are to be included in the Trust Estate.

                  "DATE OF ISSUANCE" shall mean with respect to a Series of Notes, the date of the initial issuance and delivery of such Series of Notes as set forth in the definition thereof in the Terms Supplement related to such Series of Notes.

                  The term "DAY" shall mean any calendar day, whether or not a Business Day.

                  "DELAWARE TRUST" shall mean the common law (as opposed to statutory) trust created under the laws of the State of Delaware by the Delaware Trust Agreement and designated "Student Loan Funding 1998-A/B Trust", provided, however, that references in the Indenture to the "Student Loan Funding 1998-A/B Trust" or to the "Delaware Trust" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Delaware Trust, and its lawful successors and assigns on behalf of the Trust.

                  "DELAWARE TRUST AGREEMENT" shall mean the Trust Agreement, dated as of March 1, 1999, among the Original Issuer, the Delaware Trustee (as defined therein) and the Co-Owner Trustee, and acknowledged and agreed to by the Initial Co-Owner Eligible Lender Trustee.

                  "DEPARTMENT OF EDUCATION" shall mean the U.S. Department of Education.

                  "DEPOSITORY" shall have the meaning given such term in the Terms Supplement.

                  "DIRECTING NOTES" shall mean, so long as any Series of Senior Notes are Outstanding the Senior Notes, and thereafter, the Subordinate Notes.

                  The phrase "DIRECTLY OR INDIRECTLY" shall mean, with respect to the making, acquisition or Financing of Student Loans, the making, acquisition or Financing of Student Loans by the Issuer or by an Eligible Lender Trustee for the benefit of the Issuer, respectively.

                  "DISTRIBUTION DATE" shall have the meaning given such term in the Terms Supplement.

                  "ELIGIBLE INVESTMENTS" shall have the meaning set forth in
Section 5.7 hereof.

                  "ELIGIBLE LENDER TRUST AGREEMENT" shall mean, collectively,
(i) the Eligible Lender Trust Agreement dated as of March 15, 1999 by and between the Issuer and the Initial Co-Owner Eligible Lender Trustee, as from time to time amended or supplemented and (ii) any other eligible lender trust agreement between the Issuer and an eligible lender trustee holding legal title to any Financed Student Loans, in each case as originally executed and as from time to time amended or supplemented.

                  "ELIGIBLE LENDER TRUSTEE" shall mean (i) the Initial Co-Owner Eligible Lender Trustee and/or (ii) any other eligible lender trustee under its respective Eligible Lender Trust Agreement.

                  "EVENT OF DEFAULT" shall have the meaning set forth in Section
8.1 hereof.

                  "EXCESS SURPLUS ACCOUNT" shall mean the Account so designated and established in the Collection Fund by Section 5.5 hereof.

                  "EXCHANGE AGREEMENT" shall mean an interest rate exchange agreement between the Issuer and an Exchange Counterparty, as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and an Exchange Counterparty, as originally executed and as amended or supplemented, which agreement shall be designated as a Senior Exchange Agreement or a Subordinate Exchange Agreement.

                  "EXCHANGE COUNTERPARTY" shall mean any Person with whom the Issuer shall, from time to time, enter into an Exchange Agreement.

                  "EXCHANGE COUNTERPARTY GUARANTEE" shall mean a guarantee in favor of the Issuer given in connection with the execution and delivery of an Exchange Agreement hereunder, which guarantee shall be designated a Senior Exchange Counterparty Guarantee or Subordinate Exchange Counterparty Guarantee consistent with the Exchange Agreement to which it relates.

                  "EXPECTED INTEREST COLLECTIONS" shall mean, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department of Education or to be repaid to Guarantee Agencies, with respect to the Financed Student Loans in the Trust Estate for such Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments pursuant to claims submitted for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department of Education, with respect to Financed Student Loans in the Trust Estate, to the extent not included in (i) above, (iii) the net of any Counterparty Exchange Payments less any Issuer Exchange Payments to be made on the related Distribution Date, and
(iv) Investment Earnings on the amounts on deposit allocable to the Trust Estate with respect to such Collection Period prior to the related Distribution Date.

                  "EXPENSE ACCOUNT" shall mean the Account so designated and established in the Collection Fund by Section 5.5 hereof.

                  "FFEL PROGRAM" shall mean the Federal Family Education Loan Program established by the Higher Education Act pursuant to which loans are made to borrowers pursuant to certain guidelines, and the repayment of such loans is guaranteed by a Guarantee Agency, and any predecessor or successor program.

                  "FFELP LOANS" shall mean Student Loans made under the FFEL Program.

                  "FINANCED" in the case of Student Loans shall refer to Student Loans made or acquired directly, or indirectly through an Eligible Lender Trustee, with the proceeds of the Notes or moneys in the Acquisition Fund or the Collection Account, or upon the exchange of Student Loans pursuant to Section
5.4 hereof, and included in the Student Loan Portfolio Fund, including, without limitation, all Student Loans identified on the books of the Issuer by a designation of Lender Identification Number 829626 and any one or more of the following: Client Code 606 and 706; Bond ID 98PP; Subportfolio Number 850626; Branch Numbers 7 and 8; Branch Number 9; and Bond ID 01; and to "FINANCE" or "FINANCING" in the case of Loans shall mean to make or acquire or the making or acquisition of, respectively, directly, or indirectly through an Eligible Lender Trustee, Student Loans with such moneys or upon any such exchange or transfer.

                  "FINANCED STUDENT LOANS" shall mean Student Loans which are Financed and are evidenced solely by promissory notes and applications related thereto.

                  "FIRST RESTATED BASE INDENTURE" shall mean the First Amended and Restated Indenture of Trust, dated as of March 15, 1999, among the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee, exclusive of the First Restated Terms Supplement.

                  "FIRST RESTATED INDENTURE" shall mean collectively, the First Restated Base Indenture and the First Restated Terms Supplement.

                  "FIRST RESTATED TERMS SUPPLEMENT" shall mean the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, dated as of March 15, 1999, among the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee.

                  "FISCAL YEAR" shall mean the fiscal year of the Issuer, which is, as of the date of execution and delivery of this Indenture, each twelve-month period commencing on July 1 and ending on the next succeeding June 30.

                  "FITCH" shall mean Fitch IBCA, Inc., and its successors and assigns.

                  "FORMULA RATE" shall have the meaning given such term in the Terms Supplement.

                  "FUND" shall mean any of the Funds established by this Indenture.

                  "GENERAL INTANGIBLES" shall have the meaning given such term by the Uniform Commercial Code as adopted by the State of Ohio.

                  "GUARANTEE" or "GUARANTEED" shall mean, with respect to a Student Loan, the guarantee, by a Guarantee Agency which has entered into a federal reimbursement agreement and a supplemental federal reimbursement agreement with the Secretary of Education, of at least ninety-eight percent (98%), or such lower percentage as may be approved by the Rating Agencies then rating the Outstanding Notes, of the principal of and accrued interest on such Student Loan thereafter, and the coverage of such Student Loan by a federal reimbursement agreement and a supplemental federal reimbursement agreement providing, among other things, for reimbursement to a Guarantee Agency for losses incurred by it on defaulted Student Loans guaranteed by such Guarantee Agency at up to the maximum amount of the principal thereof and accrued interest thereon provided for in the Higher Education Act.

                  "GUARANTEE PAYMENT" shall mean any payment made by a Guarantee Agency pursuant to a Contract of Guarantee in respect of a Financed Student Loan.

                  "GUARANTEE AGENCIES" shall mean the agencies set forth on
Schedule I hereto and any other agency, and the successors and assigns of each, whether a governmental body or private corporation or other entity, approved by the Rating Agencies then rating the Outstanding

Notes and providing a Guarantee acceptable to the Issuer; provided, however, that no agency set forth on Schedule I shall be qualified as a Guarantee Agency of a Financed Student Loan unless an Eligible Lender Trustee or the Issuer, as applicable, and such agency shall have entered into a guarantee agreement with respect thereto.

                  "HIGHER EDUCATION ACT" shall mean Title IV, Part B of the Higher Education Act of 1965, as amended, or any successor federal act, and all regulations, directives and guidelines promulgated thereunder from time to time.

                  "HOLDERS" or "Noteholders" shall mean, collectively, the registered owners of the Notes or the duly authorized attorneys-in-fact, representatives or assignees of such persons.

                  "INDENTURE" shall mean this Base Indenture, as supplemented by the Terms Supplement, and as from time to time amended or supplemented by Supplemental Indentures.

                  "INDENTURE TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely as trustee under this Indenture, and any successor or successors thereto which may at any time be appointed or substituted in its place pursuant to this Indenture.

                  "INITIAL CO-OWNER ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely as eligible lender trustee under the Eligible Lender Trust Agreement, dated as of March 15, 1999, between the Issuer and itself.

                  "INITIAL DISTRIBUTION DATE" shall mean, as to each Series of Notes, the date set forth in the definition thereof in the Terms Supplement for such Series of Notes.

                  "INITIAL INTEREST DETERMINATION DATE" shall mean, as to each Series of Notes, the date set forth in the definition thereof in the Terms Supplement for such Series of Notes.

                  "INITIAL POOL BALANCE" shall mean the Pool Balance of the Financed Student Loans as of the Cut-off Date.

                  "INITIAL PURCHASERS" shall mean Salomon Smith Barney Inc., New York, New York, NationsBanc Montgomery Securities LLC, Charlotte, North Carolina, and Fifth Third/The Ohio Company, Columbus, Ohio.

                  "INSIDER" shall mean an entity referred to or described in
Section 101(31) of the United States Bankruptcy Code (assuming for this purpose that the Issuer or any Affiliate of the Issuer, as applicable, is a debtor) and any limited partner or limited liability company member thereof.

                  "INTEREST DETERMINATION DATE" shall mean with respect to each Series of Notes, (i) the Initial Interest Determination Date and thereafter (ii) the day set forth in the Terms Supplement related to such Series of Notes; provided, however, that if such day is not a Business Day, then the next succeeding Business Day.

                  "INTEREST SUBSIDY PAYMENTS" shall mean the interest subsidy payments in respect of eligible Student Loans paid by the Secretary of Education pursuant to Section 428 of the Higher Education Act during the period prior to the time that such Student Loan enters repayment or during grace or deferment periods, or similar subsidies authorized from time to time by federal law or regulation.

                  "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Funds and Accounts hereunder to be deposited into the Collection Fund on or prior to such Distribution Date.

                  "ISSUER" shall mean the Delaware Trust, provided, however, that references in this Base Indenture to the name "Student Loan Funding 1998-A/B Trust" or to the terms "Delaware Trust" or the "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Delaware Trust, and its lawful successors and assigns on behalf of the Trust.

                  "ISSUER EXCHANGE PAYMENT" shall mean a payment due to an Exchange Counterparty from the Issuer pursuant to the applicable Exchange Agreement (excluding, however, payments to an Exchange Counterparty in respect of any early termination date, as defined in the applicable Exchange Agreement).

                  "LEGAL FINAL MATURITY" shall mean with respect to a Series of Notes, the date set forth in the definition thereof in the Terms Supplement related to such Series of Notes.

                  "LENDER" shall mean any "eligible lender" as defined in the Higher Education Act and qualified to participate as a seller of Student Loans to the Issuer.

                  "LOAN POOL" shall mean the Financed Student Loans purchased with the proceeds of the Notes or with moneys in Collection Account.

                  The terms "MAKE" or "MAKING" when used in connection with the making of Student Loans by the Issuer shall mean and specifically include the making, directly or indirectly through an Eligible Lender Trustee, of such Student Loans.

                  "MANAGEMENT COMMITTEE" shall mean the Management Committee of the Original Issuer.

                  "MANAGEMENT COMMITTEE RESOLUTION" shall mean a copy of a resolution certified by the secretary or assistant secretary of the Original Issuer to have been duly adopted by the Management Committee and to be in full force and effect on the date of such certification, and delivered to the Indenture Trustee.

                  "MASTER SERVICER" shall mean initially Student Loan Funding Resources, Inc., an Ohio corporation.

                  "MASTER SERVICING AGREEMENT" shall mean the Master Servicing Agreement, dated as of March 15, 1999, by and between the Issuer and Master Servicer, pursuant to which the Master Servicer covenants and agrees to provide for the servicing of the Financed Student Loans by the Servicers.

                  The term "MATERIALLY," as used in Article VI hereof, shall mean any effect which will result in a Holder not being fully and timely paid principal of and interest on such Holder's Notes.

                  "MONTHLY DISTRIBUTION DATE" shall have the meaning given such term in the Terms Supplement.

                  "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors and assigns.

                  "NET LOAN RATE" shall have the meaning given such term in the Terms Supplement.

                  "NOTEHOLDER" or "HOLDER OF A NOTE" shall mean any person who shall be the registered owner of any Note or the duly authorized attorney-in-fact, representative or assignee of such person.

                  "NOTE PURCHASE AGREEMENT" shall mean the note purchase agreement among the Issuer and the Initial Purchasers of the Unregistered Notes.

                  "NOTES" shall mean the Senior Notes and the Subordinate Notes.

                  "OFFICER'S CERTIFICATE" shall mean a document signed by an Authorized Officer of the Original Issuer or the Issuer either attesting to or acknowledging the circumstances, representations or other matters therein stated or set forth or directing that an action be taken by the person to whom such document is addressed.

                  "ORIGINAL BASE INDENTURE" shall mean the Indenture of Trust, dated as of December 1, 1998, among the Original Issuer, the Original Initial ELT and the Indenture Trustee, exclusive of the Original Terms Supplement.

                  "ORIGINAL INDENTURE" shall mean collectively, the Original Base Indenture and the Original Terms Supplement.

                  "ORIGINAL INITIAL ELT" shall mean Firstar Bank, National Association (successor by merger to Star Bank, National Association), not in its individual capacity, but solely as eligible lender trustee for the benefit of the Original Issuer.

                  "ORIGINAL ISSUER" shall mean Student Loan Funding LLC, a Delaware limited liability company.

                  "ORIGINAL TERMS SUPPLEMENT" shall mean the Terms Supplement to the Indenture of Trust, dated as of December 1, 1998, among the Original Issuer, the Original Initial ELT and the Indenture Trustee.

                  "OUTSTANDING" when used with respect to Notes shall refer to any Notes executed, authenticated, issued and delivered under this Indenture other than Notes for the transfer or exchange of or in lieu of which other Notes shall have been authenticated and delivered by the Indenture Trustee pursuant to this Indenture and other than Notes which at the time are deemed not to be Outstanding under this Indenture by reason of the operation and effect of
Section 10.2 hereof or the limitation of Section 8.3 hereof.

                  "PARITY PERCENTAGE" shall mean, as of any Distribution Date or other date, the fraction expressed as a percentage, the numerator of which is the sum, without duplication, of (i) the Pool Balance plus accrued interest thereon due from borrowers, accrued interest which is expected to be capitalized, and accrued Interest Subsidy Payments and Special Allowance Payments, if any, as of the end of the preceding Collection Period, and (ii) all amounts allocable to the Notes on deposit (including any accrued interest thereon) in the Acquisition Fund, the Collection Fund and the Reserve Fund, if any, as of the end of such Collection Period (adjusted for payments made on such Distribution Date) and the denominator of which is the sum of (a) the Outstanding principal amount of the Notes (after payment thereon on such Distribution Date) and accrued interest thereon and (b) accrued and unpaid Program Operating Expenses.

                  "PARITY PERCENTAGE LIMITATION" shall have the meaning given such term in the Terms Supplement.

                  "PARITY PERCENTAGE PAYMENT" shall have the meaning given such term in the Terms Supplement.

                  "PERSON" or words importing persons shall mean firms, associations, partnerships, limited liability companies, joint ventures, societies, estates, trusts, corporations, public or governmental bodies, other legal entities and natural persons.

                  "POOL BALANCE" shall mean as of the end of a Collection Period, an amount equal to the aggregate principal balance of the Financed Student Loans (including accrued interest thereon capitalized through such date) as of the end of such Collection Period, after giving effect to the following, without duplication: (i) all payments in respect of principal received by the Indenture Trustee during such Collection Period from or on behalf of borrowers and Guarantee Agencies and, with respect to certain payments on certain Financed Student Loans, the Secretary of Education and (ii) the principal portion of all Purchase Amounts received by the Indenture Trustee for such Collection Period.

                  "PRINCIPAL DISTRIBUTION AMOUNT" shall mean the principal amount of a Series of Notes calculated to be distributed on a Distribution Date.

                  "PRINCIPAL FACTOR" shall have the meaning given such term in the Terms Supplement.

                  "PROGRAM" shall mean the Issuer's program of making or Financing Student Loans pursuant to this Indenture.

                  "PROGRAM EXPENSE REQUIREMENT" shall mean, as of any date of calculation, such amount as may then be necessary to be accumulated in the Expense Account for payment, in accordance with Section 5.5.4 hereof, of Program Operating Expenses due or to become due during the month beginning on the first day of the next succeeding calendar month as provided in Section 6.13 hereof.

                  "PROGRAM OPERATING EXPENSES" shall mean, with respect to the Notes, all items of expense allocable to the operation of the Program, including
(i) fees and expenses of and any other amounts payable to the Indenture Trustee and the Authenticating Agent, if any, and any fees charged by a Depository; (ii) the fees and expenses of and any other amounts payable to the Calculation Agent, the Auction Agent, Broker-Dealers, any market agent or other agent in connection with the Notes under their respective agreements; (iii) fees and expenses of and any other amounts payable to the Servicers, each Eligible Lender Trustee and any bank providing lock-box or similar services in connection with Financed Student Loans and Servicing Development Fees; (iv) the fees and expenses incurred by or on behalf of the Issuer, including, but not limited to, the fees and expenses of the Master Servicer under the Master Servicing Agreement and the Administrator under the Administration Agreement, in the administration of the Program under the Higher Education Act and any other agreement or legal requirement affecting the administration of the Program, costs of legal, accounting, auditing, management, consulting, banking and financial advisory services and expenses, costs of salaries, supplies, utilities, mailing, labor, materials, office rent, maintenance, furnishings, equipment, machinery, apparatus and insurance premiums, Costs of Issuance not paid from proceeds of Notes; and (v) other reasonable and proper expenses, including both operating expenses and capital expenditures incurred or to be incurred in connection with the operation of the Program and with respect to item (iv) above, any other similar program of the Issuer.

                  The term "PURCHASE" when used in connection with the purchase of Student Loans by the Issuer shall mean and specifically include the purchase directly, or indirectly through an Eligible Lender Trustee, of such Student Loans.

                  "PURCHASE AGREEMENTS" shall mean the Amended and Restated Loan Sale Agreement, made and entered into as of the 18th day of December, 1998, by and among InTuition Holdings, Inc., NHELP, Inc., Union Bank and Trust Company, solely in its capacity as trustee of the InTuition Student Loan Trust II and Student Loan Funding Resources, Inc., and any other Student Loan Purchase Agreements with Sellers, for purposes of the Program (in whole or in part), in each case as from time to time amended or supplemented in accordance with the terms thereof and with this Indenture, and in each case only to the extent that each such Purchase Agreement covers Financed Student Loans.

                  "PURCHASE AMOUNT" shall mean, as of the end of any Collection Period, the principal amount of a Financed Student Loan (including any interest required to be capitalized through such date), together with accrued but unpaid interest thereon.

                  "RATING AGENCY" shall mean Moody's and Fitch, as long as they maintain a rating on the Outstanding Notes, and the successor of either or, if both no longer exist and have no successors, then any other rating agency then rating the Outstanding Notes.

                  "REALIZED LOSS" shall mean, for each Financed Student Loan submitted to a Guarantee Agency for a Guarantee Payment, the excess, if any, of
(i) the unpaid principal balance of such Financed Student Loan on the date it was first submitted to a Guarantee Agency for a Guarantee Payment over (ii) all amounts received on or with respect to principal on such Financed Student Loan up through the earlier to occur of (A) the date a related Guarantee Payment is made or (B) the last day of the Collection Period occurring 12 months after the date the claim for such Guarantee Payment is first denied.

                  "RECORD DATE" shall have the meaning given such term in the Terms Supplement.

                  "REGISTRAR" shall mean the Indenture Trustee, unless and until a separate Person performing the functions of a registrar is appointed hereunder pursuant to a Supplemental Indenture.

                  "REGISTERED SENIOR NOTES" shall mean the Registered Senior Notes, as defined in the Terms Supplement.

                  "REGISTERED SUBORDINATE NOTES" shall mean the Registered Subordinate Notes, as defined in the Terms Supplement.

                  "RESERVE FUND" shall mean the Fund established by Section 5.2 hereof.

                  "SECRETARY OF EDUCATION" shall mean the Secretary of Education, Department of Education of the United States, or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

                  "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

                  "SELLER" shall mean a Lender or other party from which the Original Issuer purchased or the Issuer is purchasing or has purchased or agreed to purchase Student Loans pursuant to a Purchase Agreement with such Lender or other party.

                  "SENIOR EXCHANGE AGREEMENT" shall mean an Exchange Agreement on a parity with a Series of Senior Notes and designated a Senior Exchange Agreement under this Indenture.

                  "SENIOR EXCHANGE COUNTERPARTY" shall mean the Exchange Counterparty under a Senior Exchange Agreement.

                  "SENIOR EXCHANGE COUNTERPARTY GUARANTEE" shall mean an Exchange Counterparty

Guarantee applicable to a Senior Exchange Agreement.

                  "SENIOR ISSUER EXCHANGE PAYMENT" shall mean an Issuer Exchange Payment under a Senior Exchange Agreement.

                  "SENIOR NOTES" shall mean, collectively, all Registered Senior Notes and Unregistered Senior Notes.

                  "SENIOR PARITY PERCENTAGE" shall mean, as of any Distribution Date or other date, the fraction expressed as a percentage, the numerator of which is the sum, without duplication, of (i) the Pool Balance plus accrued interest thereon due from borrowers, accrued interest which is expected to be capitalized, and accrued Interest Subsidy Payments and Special Allowance Payments, if any, as of the end of the preceding Collection Period and (ii) all amounts allocable to the Notes on deposit (including any accrued interest thereon) in the Acquisition Fund, the Collection Fund and the Reserve Fund, if any, as of the end of such Collection Period (adjusted for payments made on such Distribution Date) and the denominator of which is the sum of (a) the Outstanding principal amount of all Senior Notes (after payment thereon on such Distribution Date), and accrued and unpaid interest thereon, and (b) all accrued and unpaid Program Operating Expenses.

                  "SERIES" shall mean a series of Notes to which all the same terms and conditions apply and which can be identified by its own alpha-numeric designation (e.g. "A-1" or "A1-1") and which is so designated in the Terms Supplement.

                  "SERIES INTEREST RATE" shall mean as of a given date with respect to a Series of Notes the rate of interest per annum at which interest accrues on such Series of Notes on such date.

                  "SERIES 1998A NOTES" shall mean, collectively, all Registered Senior Notes and Unregistered Senior Notes, designated in the Terms Supplement as "Series A".

                  "SERIES B-3 NOTES" shall mean, collectively, all Registered Subordinate Notes and Unregistered Subordinate Notes, designated in the Terms Supplement as "Series B-3".

                  "SERVICERS" shall mean the organizations set forth on Schedule II hereto for purposes of the Program providing for the administration, servicing and collection of Financed Student Loans, as such Schedule II may be amended and supplemented from time to time with the written approval of each Rating Agency then rating any Outstanding Notes.

                  "SERVICING AGREEMENTS" shall mean the Servicing Agreements set forth on Schedule II hereto with respect to each Servicer therein, in each case as originally executed and as amended or supplemented from time to time in accordance with the terms thereof and with this Indenture, but only to the extent that any such agreement relates to the servicing of Financed Student Loans.

                  "SERVICING DEVELOPMENT FEES" shall mean costs, fees and expenses relating to the development of electronic data information or systems in connection with the servicing of Financed Student Loans, the establishment of a servicing center for the servicing of Financed Student Loans, or reserves for current or future servicing fees for Financed Student Loans; provided, however, that Servicing Development Fees are payable only with the consent of the Rating Agencies then rating any Outstanding Notes, such consent to be evidenced by written confirmation from each Rating Agency that the payment of such Fees will not adversely affect the rating of such Rating Agency on the Outstanding Notes.

                  "SPECIAL ALLOWANCE PAYMENTS" shall mean special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438(b) of the Higher Education Act with respect to a Student Loan, or similar allowances authorized from time to time by Federal law or regulation.

                  "SPECIFIED RESERVE FUND BALANCE" shall mean on any Distribution Date a balance in the Reserve Fund equal to the greater of (i) 1.5% of the principal balance of the Outstanding Notes on such Distribution Date after giving effect to payments on such Distribution Date or (ii) $1,500,000, but not in excess of the principal balance of the Outstanding Notes.

                  "STATE" shall mean the State of Ohio.

                  "STUDENT LOAN PORTFOLIO FUND" shall mean the Fund established by Section 5.4 hereof.

                  "STUDENT LOANS" shall mean FFELP Loans (i) which were or will be originated in the United States or its territories or possessions under and in accordance with the FFEL Program to or on behalf of a student who has graduated or is expected to graduate from an accredited institution of higher education within the meaning of the Higher Education Act, (ii) Guaranteed, (iii) bearing interest at the maximum interest rate permitted under the Higher Education Act, or such lesser rate of interest per annum as is approved by the Rating Agencies after delivery of a Cash Flow Statement including Student Loans at such lower rate, with respect to the Student Loan in question at the time such Student Loan was made, (iv) either (a) eligible for Interest Subsidy Payments or for such other similar payments at the time provided for under said Act, or (b) governed by Sections 428A or 428B or 428C or 428H of the Higher Education Act, and (v) eligible for Special Allowance Payments or for such other similar payments at the time provided for under said Act.

                  "SUBORDINATE EXCHANGE AGREEMENT" shall mean an Exchange Agreement which is on a parity with a Series of Subordinate Notes and designated a Subordinate Exchange Agreement under this Indenture.

                  "SUBORDINATE EXCHANGE COUNTERPARTY" shall mean the Exchange Counterparty under a Subordinate Exchange Agreement.

                  "SUBORDINATE EXCHANGE COUNTERPARTY GUARANTEE" shall mean an Exchange Counterparty Guarantee applicable to a Subordinate Exchange Agreement.

                  "SUBORDINATE ISSUER EXCHANGE PAYMENT" shall mean an Issuer Exchange Payment under a Subordinate Exchange Agreement.

                  "SUBORDINATE NOTES" shall mean, collectively, all Registered Subordinate Notes and Unregistered Subordinate Notes.

                  "SUPPLEMENTAL INDENTURE" shall mean any supplement to or amendment of this Indenture (other than the Terms Supplement) entered into among the Issuer, each Eligible Lender Trustee and the Indenture Trustee pursuant to and in accordance with the provisions of Article IX hereof.

                  "TERMS SUPPLEMENT" shall mean the Second Amended and Restated Terms Supplement, dated as of June 1, 1999, among the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee, setting forth the terms and conditions of each Series of Notes issued hereunder, as the same may be amended or supplemented from time to time.

                  "TRANSFER AND SALE AGREEMENT" shall mean the Transfer and Sale Agreement, dated as of March 15, 1999 and effective April 20, 1999, among the Original Issuer, the Original Initial ELT, the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee.

                  "TRUST ESTATE" shall mean: (i) all Available Funds, the balances of all Accounts and Funds, whether derived from proceeds of the sale of Notes, from Available Funds or from any other source and all rights of the Issuer and each Eligible Lender Trustee therein and all investment property, security entitlements and securities accounts (all as defined under the Uniform Commercial Code as adopted in the State) comprised of the Accounts and Funds and the balances thereof, including, without limitation, the following Accounts and Funds maintained with Star Bank, National Association, Cincinnati, Ohio: Account No. 12-7889C "SLF 1998-A/B Trust 98A-3/B-3 Note Payment Account", Account No. 12-7889G "SLF 1998-A/B Trust 98A-3/B-3 Reserve Fund", Account No. 12-7889H "SLF 1998-A/B Trust 98A-3/B-3 Expense Account", Account No. 12-7889K "SLF 1998-A/B Trust 98A-3/B-3 Acquisition Fund", Account No. 12-7889M "SLF 1998-A/B Trust 98A-3/B-3 Collection Account" and Account No. 12-7889P "SLF 1998-A/B Trust 98A-3/B-3 Excess Surplus Account"; (ii) all rights of the Issuer and each Eligible Lender Trustee in and to the Financed Student Loans, the Contracts of Guarantee with respect thereto, the Eligible Investments, any Exchange Agreement and any Exchange Counterparty Guarantee, the Purchase Agreements, the Master Servicing Agreement and the Servicing Agreements with respect to Financed Student Loans serviced thereunder, including all rights of the Issuer under the warranties of each Seller, Master Servicer or Servicer, as the case may be, thereunder, and (iii) any proceeds of the foregoing.

                  "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

                  "UNREGISTERED SENIOR NOTES" shall mean the Unregistered Senior Notes, as defined in the Terms Supplement.

                  "UNREGISTERED SUBORDINATE NOTES" shall mean the Unregistered Subordinate Notes, as defined in the Terms Supplement.

                  "VALUE OF ELIGIBLE INVESTMENTS" shall have the following meaning:

                  the value of Eligible Investments shall be calculated at the end of each month as follows:

         (a) as to Eligible Investments the bid and asked prices of which are published on a regular basis in THE WALL STREET JOURNAL (or, if not there, then THE NEW YORK TIMES): the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination, plus accrued interest, if any;

         (b) as to Eligible Investments the bid and asked prices of which are not published on a regular basis in THE WALL STREET JOURNAL or THE NEW YORK
TIMES: the average bid price at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Indenture Trustee in its absolute discretion) at the time making a market in such investments or the bid price published by a nationally recognized pricing service, plus accrued interest, if any;

         (c) as to certificates of deposit and bankers acceptances: the face amount thereof, plus accrued interest, if any; and

         (d) as to any investment not specified above: the value thereof established by prior agreement between the Issuer, the Indenture Trustee and the Rating Agencies then rating any Outstanding Notes.

                  SECTION 1.2 USE OF CERTAIN TERMS. Unless the context clearly indicates otherwise, or may otherwise require, in this Indenture (i) the term "person" includes a firm, partnership, trust, association, limited liability company, corporation (public or private), public body, public agency and a natural person, and shall also include an executor, administrator Indenture Trustee, receiver or other representative; (ii) the terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms, refer to this Indenture as a whole and not to any particular section or subdivision hereof; and (iii) references to specific provisions of the Higher Education Act, the Internal Revenue Code or any other public law or statute are to such provisions as they may be amended from time to time. The definitions set forth in Section 1.1 hereof shall include both the singular and the plural, and any pronoun used herein shall include both the singular and the plural and shall include all genders.

                  SECTION 1.3 COMPLIANCE CERTIFICATES AND OPINIONS

                  (a) Except as otherwise specifically provided in this
                      Indenture, upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, including, without limitation, any action relating to authentication and delivery of any Notes, the release or the release and substitution of property subject to the lien and security interest of this Indenture or the satisfaction and discharge of this Indenture, the Issuer shall furnish (i) a Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an opinion of counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) if required by the Trust Indenture Act, a certificate from a firm of independent certified public accountants meeting the applicable requirements of this Section 1.3, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include: (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (a) Prior to the deposit of any property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 1.3(a) or elsewhere in this Indenture, furnish to the Indenture Trustee (1) a Certificate certifying or stating the opinion of each person signing such Certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited, (2) an opinion of counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in favor of the Indenture Trustee, for the benefit of the Indenture Trustee, created by this Indenture in the property or securities to be so deposited, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective, and (3) evidence that each of the Rating Agencies then rating any Outstanding Notes have confirmed that such action will not result in a reduction, qualification or withdrawal of the then-current rating of any of the Notes.

                  (b) Whenever the Issuer is required to furnish to the Indenture Trustee a

                           Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (b) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to paragraph (b) above and this paragraph (c), is ten percent (10%) or more of the Outstanding principal amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof set forth in the related Certificate is less than $25,000 or less than one percent (1%) of the Outstanding principal amount of the Notes.

                  (b) Other than with respect to any release described in clause (1) or (2) of paragraph (f) below, whenever any property or securities are to be released from the lien created by the Indenture, the Issuer shall also furnish to the Indenture Trustee a Certificate certifying or stating the opinion of each person signing such Certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                  (c) Whenever the Issuer is required to furnish to the Indenture Trustee a Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (d) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property or securities or of all other property or securities (other than property described in clauses (1) and (2) of paragraph (f) below) released from the lien created by this Indenture since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to paragraph (d) above and this paragraph (e), equals ten percent (10%) or more of the Outstanding principal amount of the Notes, but such a certificate need not be furnished with respect to any release of property or securities, if the fair value thereof set forth in the related Certificate is less than $25,000 or less than one percent (1%) of the Outstanding principal amount of the Notes.

                  (d) Notwithstanding any other provision of this Section 1.3, the Issuer may, without compliance with the other provisions of this Section 1.3, (1) collect, liquidate, sell or otherwise dispose of Financed Student Loans as and to the extent permitted or required by this Indenture, including, without limitation, Section 5.4 and Section 8.3 hereof, and any Servicing Agreement, and (2) make cash payments out of the Funds and Accounts as and to the extent permitted or required by the Indenture.

                  (e) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (e) Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officer of any Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of such Servicer or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (g) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of granting such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing, shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VII hereof.

                  (h) Nothing in this Section 1.3 shall be construed either as requiring the inclusion in this Indenture of provisions that the Issuer shall furnish to the Indenture Trustee any other evidence of compliance with the conditions and covenants provided for in this Indenture than the evidence specified in this
                           Section 1.3, or as preventing the inclusion of such provisions in this Indenture, if the parties hereto agree.

                  SECTION 1.4 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following terms used in the Trust Indenture Act shall have the following meanings insofar as such terms are incorporated into this Indenture pursuant to this Section 1.4.

                           "COMMISSION" shall mean the Commission.

                           "INDENTURE SECURITIES" shall mean the Notes issued
                  and Outstanding under this Indenture.

                           "INDENTURE SECURITY HOLDER" shall mean a Holder.

                           "INDENTURE TO BE QUALIFIED" shall mean this
                  Indenture.

                           "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" shall
                  mean the Indenture Trustee.

                           "OBLIGOR" on the indenture securities shall mean the
                  Issuer and any other obligor on the indenture securities.

                  All other terms from the Trust Indenture Act used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by Commission rule shall have the meaning assigned to them by such definition in the Trust Indenture Act.

                                   ARTICLE II

                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES

                  SECTION 2.1 AUTHORIZATION OF NOTES; TERMS OF NOTES IN GENERAL; NOTES TO CONSTITUTE LIMITED OBLIGATIONS. Subject to the other terms and conditions set forth in the Original Indenture, as amended and restated by the First Restated Indenture, each Series of Notes issued hereunder was authorized by, has the terms set forth in and shall be subject to the further conditions, if any, of the Original Terms Supplement which was executed and delivered in connection with the issuance of such Series of Notes.

                  The Notes were issued under and secured by the Original Indenture, as amended and restated by the First Restated Indenture, subject to the conditions thereinafter provided, for the purpose of (i) making or acquiring Student Loans and (ii) making deposits to certain of the Funds and Accounts hereunder.

                  Such Notes were executed and authenticated substantially in the form and manner provided in the Original Base Indenture with such changes as were necessary or appropriate to conform to the provisions of the Original Terms Supplement and were deposited with the Indenture Trustee for authentication, but before such Series of Notes were authenticated and delivered by the Indenture Trustee, there was filed with the Indenture Trustee the following:

                  (a) a certified copy of the Management Committee Resolution authorizing the issuance of such Series of Notes; and

                  (b) a fully executed counterpart of the Original Terms Supplement.

                  When the documents described above in this Section had been filed with the Indenture Trustee and when such Series of Notes had been executed and authenticated as required by the Original Indenture, the Indenture Trustee delivered such Series of Notes at one time to or upon the order of the Initial Purchasers, upon payment to the Indenture Trustee of the purchase price of such Series of Notes and the satisfaction of all other conditions of the Initial Purchasers set forth in the Note Purchase Agreement.

                  The proceeds of all such Series of Notes issued under the Original Indenture were paid to the Indenture Trustee for deposit to the credit of the Funds and Accounts as set forth in the Original Terms Supplement.

                  Pursuant to the Transfer and Sale Agreement and subject to the terms and provisions of the Original Indenture, the Original Issuer and the Original Initial ELT have assigned to the Issuer and the Initial Co-Owner Eligible Lender Trustee all of their respective right, title and interest in the Trust Estate and the Ancillary Agreements and the Issuer and the Initial Co-Owner Eligible Lender Trustee have assumed all of the respective obligations of the Original Issuer and the Original Initial ELT under the Original Indenture which was amended and restated by the First Restated Indenture to reflect the effect of the execution and delivery of the Transfer and Sale Agreement.

                  In connection with the Exchange Offer and subject to the terms and provisions of the First Restated Indenture, the Issuer and the Initial Co-Owner Eligible Lender Trustee are executing and delivering this Second Restated Indenture to provide for the payment and security of the Registered Notes issued in connection with Exchange Offer, while continuing to provide for the payment and the security of the Unregistered Notes, if any, remaining after consummation of the Exchange Offer.

                  The Notes are and shall be limited obligations of the Issuer payable solely from the Trust Estate and secured under the Original Indenture, as amended and restated by First Restated Indenture and this Indenture, solely by (i) the Trust Estate, (ii) the Transfer and Sale Agreement and (iii) the Ancillary Agreements, all as provided in the Original Indenture as amended and restated by the First Restated Indenture and this Indenture. Each Note contains and shall contain a statement to that effect.

                  SECTION 2.2 EXECUTION OF NOTES; VALIDITY OF SIGNATURES. Each Note and the Indenture Trustee's certificate of authentication shall be in substantially the form set forth in Exhibits B, C, D, O, P or Q, as applicable, to the Terms Supplement and may have such letters, numbers or other marks of identification and such legends of endorsements placed thereon as may, consistent herewith, be determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes. Each such Note shall be executed on behalf of the Issuer by manual or facsimile signatures of any two Authorized Officers of the Issuer. Each Note shall be authenticated by the manual signature of an authorized signature of the Indenture Trustee or the Authenticating Agent.

                  In case any person who shall have executed, authenticated or registered any of the Notes, whether manually or by facsimile, shall die or cease to be the person authorized to execute, authenticate or register the Notes before the Notes so executed, authenticated or registered by such person shall have been actually issued and delivered, such Notes shall be valid nevertheless, and may be issued with the same effect as though the person who had so executed, authenticated or registered such Notes had not died or ceased to be such authorized person.

                  Only such of the Notes as shall bear thereon a certificate of authentication as described above, manually executed by an authorized signature of the Indenture Trustee or the Authenticating Agent, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of authentication shall be conclusive evidence that the Notes so authenticated have been duly executed, authenticated, delivered and issued hereunder and are entitled to the benefits of this Indenture.

                  SECTION 2.3 TRANSFER OF NOTES; EXCHANGE OF NOTES. Except when Notes are held in a Book-Entry System and subject to the provisions of this
Section 2.3 and Section 2.05 of the Terms Supplement, any Note may be transferred upon the books of registry maintained pursuant to Section 2.4 hereof, by the person in whose name it is registered, in person or by its duly authorized attorney, upon surrender of such Note to the Indenture Trustee or the Authenticating Agent for cancellation, accompanied by a written instrument of transfer in the form set forth in Exhibits B, C, D, O, P or Q, as applicable, to the Terms Supplement, duly executed by the registered owner in person or by its duly authorized attorney, with signatures guaranteed, in a manner satisfactory to the Indenture Trustee or the Authenticating Agent.

                  Whenever any Note shall be surrendered for transfer, the Issuer shall execute and the Indenture Trustee or the Authenticating Agent shall authenticate and deliver, at the principal corporate trust office of the Indenture Trustee or at the office of the Authenticating Agent (or send by first class mail to the new Holder or Holders), registered in the name or names of the transferee or transferees, a new duly executed Note or (to the extent of Authorized Denominations) two or more new duly executed Notes of the same date, Series (if applicable) and aggregate principal amount as the Note being surrendered.

                  Except when Notes are held in a Book-Entry System, to the extent of Authorized Denominations, any Note or Notes may be surrendered and exchanged at the principal corporate trust office of the Indenture Trustee or at the office of the Authenticating Agent for a Note or Notes of the same date and Series (if applicable) and of like aggregate principal amount. The Issuer shall execute and the Indenture Trustee or the Authenticating Agent shall authenticate and deliver the Notes issued upon such exchange and shall deliver the same at the principal corporate trust office of the Indenture Trustee or at the office of the Authenticating Agent (or send the same by first class mail to the Holder thereof).

                  All exchanges and transfers of Notes pursuant to this Section
2.3 shall be made without expense to the Holder of such Notes, except that the Indenture Trustee or the Authenticating Agent shall require the payment by the Holder of any Note requesting such transfer or exchange of any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange.

                  All Notes surrendered pursuant to this Section shall be canceled.

                  No exchanges or transfers of any Note shall be required to be made if such Note has been selected for redemption, nor during the seven (7) days next preceding the date of selection of Notes for redemption.

                  SECTION 2.4 BOOKS OF REGISTRY. At all times while any Note remains Outstanding, the Indenture Trustee shall keep or cause to be kept books of registry for the registration and transfer of Notes at its principal corporate trust office. Upon presentation of any Notes to the Indenture Trustee at the principal corporate trust office of the Indenture Trustee or at the office of the Authenticating Agent, the Indenture Trustee shall transfer, or the Authenticating Agent shall cause the Indenture Trustee to transfer, as the case may be, under such reasonable regulations as the Indenture Trustee may prescribe, such Notes on such books of registry as hereinabove set forth. Such books of registry shall at all reasonable times be open for inspection by the Issuer or its duly authorized agents or representatives.

                  The Issuer, the Indenture Trustee and the Authenticating Agent may treat the registered owner of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes whatsoever and the Issuer, the Indenture Trustee and the Authenticating Agent shall not be affected by any notice to the contrary.

                  SECTION 2.5 MUTILATED, LOST, STOLEN OR DESTROYED NOTES. In case any Note shall at any time become mutilated in whole or in part, or is destroyed, lost or stolen, the Issuer shall cause to be executed and delivered at the principal corporate trust office of the Indenture Trustee or at the office of the Authenticating Agent (or send by first class mail to the Holder thereof at the Holder's request, risk and expense), a new Note of the same date, Series (if applicable) and principal amount and of like tenor and effect as the Note so mutilated, destroyed, lost or stolen, in exchange and substitution for and upon the surrender for cancellation of such mutilated Note, or in lieu of or in substitution for such destroyed, lost or stolen Note. In any such event the applicant for the issuance of a substitute Note shall file with the Indenture Trustee or the Authenticating Agent evidence or proof satisfactory to the Indenture Trustee or the Authenticating Agent, as the case may be, of the mutilation, destruction, loss or theft of the original Note, and proof of ownership thereof, shall furnish the Issuer, the Indenture Trustee and the Authenticating Agent with security and indemnity satisfactory to the Issuer and the Indenture Trustee, and shall comply with such other reasonable rules as the Issuer or the Indenture Trustee may prescribe. Any duplicate Note issued under the provisions of this Section 2.5 in exchange and substitution for any mutilated Note or in substitution for any allegedly destroyed, lost or stolen Note, shall be entitled to the identical benefits under this Indenture as was the original Note in lieu of which such duplicate Note is issued, and shall be entitled to equal and proportionate benefits with all the other Notes of the same Series issued hereunder. Neither the Issuer nor the Indenture Trustee shall be required to treat both the original Note and any duplicate Note as being Outstanding for the purpose of determining the principal amount of Notes Outstanding hereunder, but both the original and duplicate Note shall be treated as one and the same.

                  Notwithstanding the foregoing provisions of this Section 2.5 as to the issuance of duplicate or replacement Notes, if any such mutilated, destroyed, lost or stolen Note has matured, at the option of the Issuer or the Indenture Trustee, payment of the amount due thereon may be made without the issuance of any duplicate or replacement Note upon receipt of like evidence, indemnity, security and expenses and the surrender for cancellation of any such mutilated Note and upon such other conditions as the Issuer or the Indenture Trustee may prescribe.

                  All mutilated Notes surrendered to the Indenture Trustee or the Authenticating Agent in substitution for new Notes pursuant to this Section
2.5 shall be canceled by the Indenture Trustee or the Authenticating Agent. The Authenticating Agent shall deliver any such canceled Notes to the Indenture Trustee.

                  All expenses incurred by the Issuer or the Indenture Trustee or the Authenticating Agent for providing of any duplicate or replacement Note shall be paid by the registered owner thereof.

                  SECTION 2.6 DISPOSITION AND DESTRUCTION OF NOTES. All Notes surrendered to the Indenture Trustee or the Authenticating Agent for payment, or surrendered to the Indenture Trustee for transfer or exchange in accordance with
Section 2.3 hereof or for substitution in accordance with Section 2.5 hereof, shall be canceled by the Indenture Trustee or the Authenticating Agent upon such payment, transfer, exchange or substitution, as the case may be.

                  Whenever in this Indenture provision is made for the cancellation of any Notes, the canceled Notes shall be delivered by the Indenture Trustee to the Issuer or as it may direct. Upon the written request of the Issuer, the Indenture Trustee may, however, in lieu of such cancellation and delivery, destroy such Notes to the extent permitted by law. If any Notes are destroyed by the Indenture Trustee, the Issuer may require that such destruction be done in the presence of its representative. If the Indenture Trustee shall destroy any Notes, it shall deliver a certificate of such destruction to the Issuer.

                  SECTION 2.7 FORMS OF NOTES AND INSTRUCTIONS FOR PAYMENT. The form of each Note and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form set forth in Exhibits B, C, D, O, P or Q to the Terms Supplement, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture. Any instructions to the Indenture Trustee for payment of interest on the Notes shall be in substantially the form of Exhibit E to the Terms Supplement, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  SECTION 2.8 TEMPORARY NOTES. Until definitive Notes are prepared, the Issuer may execute and deliver, in lieu of definitive Notes, but subject to the same provisions, limitations and conditions as the definitive Notes, except as to the denominations thereof and as to exchangeability, one or more temporary Notes, substantially of the tenor of the definitive Notes in lieu of which such temporary Notes are issued, in Authorized Denominations, and with such omissions, insertions and variations as may be appropriate to temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and security as definitive Notes issued pursuant to this Indenture. All temporary Notes surrendered in exchange for definitive Notes shall be forthwith canceled by the Indenture Trustee.

                                   ARTICLE III

                                   [RESERVED]

                                   ARTICLE IV

                             REDEMPTION OF THE NOTES


                  SECTION 4.1 REDEMPTION OF NOTES IN GENERAL. The Notes shall be subject to redemption prior to their Legal Final Maturity only upon the terms and conditions, including without limitation prior written notice of such redemption to the Holders of the Notes, and at the redemption price or prices, as are set forth in the Terms Supplement.

                                    ARTICLE V

                            DISPOSITION OF PROCEEDS;
                      ESTABLISHMENT OF FUNDS AND ACCOUNTS;
                         APPLICATION OF AVAILABLE FUNDS

                  SECTION 5.1 DISPOSITION OF PROCEEDS OF THE NOTES. All proceeds of the issuance and sale of the Notes hereunder were deposited with the Indenture Trustee on the Date of Issuance, and the Indenture Trustee applied or shall apply such proceeds in accordance with the terms and provisions of Article IV of the Terms Supplement.

                  SECTION 5.2 RESERVE FUND. There is established hereunder a Fund, held by the Indenture Trustee and designated the "Reserve Fund". The moneys in the Reserve Fund shall be invested in Eligible Investments as provided in Section 5.7 hereof. Any income or earnings on such moneys shall be credited to the Collection Account in the Collection Fund.

                  To the extent necessary or appropriate, the Issuer and the Indenture Trustee may establish Accounts within the Reserve Fund and subaccounts within such Accounts established under this Section.

                  At any time the balance of the Reserve Fund is below its Specified Reserve Fund Balance, the Indenture Trustee shall restore the Reserve Fund to its Specified Reserve Fund Balance by transfers on the next Monthly Distribution Date from the following Accounts in the following order of priority:

    FIRST, from the Collection Account after making all prior distributions on such Monthly Distribution Date therefrom pursuant to Section
               5.5.1 hereof and Article IV of the Terms Supplement; and

    SECOND,    from the Excess Surplus Account.

                  If the full amount required to restore the Reserve Fund to its Specified Reserve Fund Balance is not available in the Collection Account or Excess Surplus Account on the next succeeding Monthly Distribution Date, the Indenture Trustee shall continue to transfer funds in such order of priority from the Collection Account as they become available and in accordance with the instructions for transfers from such Account pursuant to Section 5.5.1 hereof and Article IV of the Terms Supplement and from the Excess Surplus Account until the deficiency in the Reserve Fund has been eliminated. If the Indenture Trustee transferred amounts from the Reserve Fund to cover a Realized Loss on a Financed Student Loan, the Indenture Trustee shall deposit any subsequent payments of principal received on or with respect to such Financed Student Loan into the Reserve Fund.

                  On each Monthly Distribution Date, the Indenture Trustee shall transfer any excess in the Reserve Fund over the Specified Reserve Fund Balance to the Collection Account. After the transfer of any such excess balance, the Reserve Fund shall be used solely for the following purposes in the following order of priority:

FIRST, to make up any deficiency in the Expense Account immediately following the transfer of moneys into such Account pursuant to Section 5.5.1 hereof;

SECOND, to increase the amount in the Note Payment Account, following the transfer of moneys into such Account pursuant to Section 5.5.1 hereof and Article IV of the Terms Supplement, to the amount required to pay interest on the Notes and any related Issuer Exchange Payment pursuant to Section 5.5.2 hereof (other than (i) Carryover Interest or (ii) interest on the Series B-3 Notes or any Subordinate Issuer Exchange Payment when the payment of such interest or Subordinate Issuer Exchange Payment is deferred pursuant to Section 5.5.1 hereof and
         Article IV of the Terms Supplement) on any Distribution Date or on any other date on which interest is due upon redemption or payment of the Notes or on any other date on which any related Issuer Exchange Payment is due and payable (other than any Subordinate Issuer Exchange Payment when the payment of such Subordinate Issuer Exchange Payment is deferred pursuant to Section 5.5.1 hereof and Article IV of the Terms Supplement), by transfer and deposit by the Indenture Trustee to the credit of the Note Payment Account on any such date; and

THIRD, to provide for payment of the principal of any Series of Notes at their Legal Final Maturity thereof or for the payment of the principal of such Series of Notes being redeemed in whole pursuant to the Terms Supplement by transfer and deposit by the Indenture Trustee to the credit of the Note Payment Account on the Legal Final Maturity of such Series of Notes or the date of any such redemption, as the case may be.

                  SECTION 5.3 ACQUISITION FUND. There is established hereunder a Fund, held by the Indenture Trustee and designated the "Acquisition Fund".

                  To the extent necessary or appropriate, the Issuer and the Indenture Trustee may establish Accounts within the Acquisition Fund and subaccounts within such Accounts established under this Section.

                  The Indenture Trustee has deposited to the credit of the Acquisition Fund the amount required by the Original Terms Supplement and shall deposit to the credit of the Acquisition Fund any amount required by the Terms Supplement.

                  The Acquisition Fund and the Accounts therein shall be applied by the Indenture Trustee for the Financing directly, or indirectly through an Eligible Lender Trustee, of Student Loans from Sellers. The Financing directly, or indirectly through an Eligible Lender Trustee, of Student Loans from Sellers, from the Issuer and/or from the indenture trustee under other financing documents to which the Issuer is a party with moneys representing amounts deposited in the Acquisition Fund (or any Accounts therein) shall be governed by the provisions of Section 5.3.1 below.

                  SECTION 5.3.1 FINANCING OF STUDENT LOANS. The moneys representing amounts deposited to the Acquisition Fund (or any Accounts therein) pursuant to the Terms Supplement to be applied for the Financing directly, or indirectly through an Eligible Lender Trustee, of Student Loans shall be (i) in the case of Student Loans that have been fully disbursed, the full remaining unpaid principal amount of such Student Loans or (ii) in the case of Student Loans that have not been fully disbursed, the unpaid principal amount of such Student Loans that has been disbursed to the borrower prior to its Financing hereunder, plus, in each case, the amount of accrued and unpaid interest on such Student Loans payable by the borrowers in respect thereof, less a discount or plus a premium, and, when directed by the Issuer, less any accrued but unpaid interest on such Student Loans, and plus reasonable transfer fees payable to or on behalf of the Sellers with respect to such Student Loans pursuant to the applicable Purchase Agreements, and plus any interest paid by the Indenture Trustee to a Seller at the direction of the Issuer on the amount of principal and accrued interest on such Student Loans being Financed, directly or indirectly, from the date of transfer of such Student Loans until the date funds are actually paid to such Seller at a rate of interest not to exceed the current yield on funds in the Expense Account, in any case not exceeding the amount permitted by law. Such moneys shall be paid to such Sellers upon receipt by the Indenture Trustee of a Student Loan Acquisition Certificate of the Issuer, in the form of Exhibit A hereto, together with all documents and certificates required thereby, if any, with respect to such Student Loans. Within ten (10) Business Days after the disbursement of moneys from the Acquisition Fund (or any Account therein), the Issuer shall deliver to the Indenture Trustee an Updating Student Loan Acquisition Certificate in the form of Exhibit B hereto. Any amount refunded by the Seller in a loan purchase transaction shall be deposited by the Indenture Trustee in the Collection Account.

                  Upon request by the Issuer, the Acquisition Fund may also be applied by the Indenture Trustee for the acquisition directly, or indirectly through an Eligible Lender Trustee, of Student Loans from the indenture trustee under another indenture of trust between the Issuer or the Original Issuer and such indenture trustee or from the Issuer or the Original Issuer for Student Loans financed by the Issuer or the Original Issuer with funds not subject to an indenture of trust, in either case at a price not in excess of the full remaining unpaid principal amount of such Student Loans, plus the amount of accrued and unpaid interest on such Student Loans payable by the obligors in respect thereof, plus any unamortized premium and plus reasonable transfer fees not exceeding the amount permitted by law, which price shall be payable upon receipt of Student Loan Acquisition and Updating Student Loan Acquisition Certificates of the Issuer as set forth above, and otherwise as provided in said other indenture of trust.

                  In addition to the amount paid to a Seller, another indenture trustee, the Issuer or the Original Issuer from the Acquisition Fund (or any Account therein) with respect to the purchase of a Student Loan that has not been fully disbursed, the Indenture Trustee shall pay from the Acquisition Fund (or any Account therein) from which the purchase price of the partially disbursed Student Loan was paid, to or for the benefit of the borrower of such Student Loan that is acquired, directly or indirectly, by check mailed by first-class mail, postage prepaid, or by electronic funds transfer to such borrower or such borrower's eligible institution, disbursement agent or other Person (including the Issuer or the Original Issuer) (as specified in a written certificate of an Authorized Officer in the form acceptable to the Indenture Trustee (a "Disbursement Certificate")) at the address and on the date set forth in such Disbursement Certificate the amount certified to it in such Disbursement Certificate. In each such Disbursement Certificate the Issuer shall further certify that the amount to be disbursed pursuant to such Disbursement Certificate represents an amount which, together with any other amounts previously disbursed by the Seller, the Issuer, the Original Issuer, other indenture trustee and/or the Indenture Trustee in connection with such Student Loan, does not exceed the maximum amount available to or for the benefit of such obligor from such Student Loan, including all fees payable to the Guarantee Agency and the Secretary of Education.

                  The Student Loans Financed as aforesaid shall be included in the balances of the Student Loan Portfolio Fund until they shall have been paid in full or sold, exchanged or otherwise disposed of by the Indenture Trustee in accordance with Section 5.4 hereof.

                  SECTION 5.3.3 INVESTMENT OF ACQUISITION FUND; TRANSFER OF PROCEEDS IN ACQUISITION FUND. Pending application of moneys in the Acquisition Fund (or any Account therein) to the foregoing purposes, such moneys shall be invested in Eligible Investments as provided in Section 5.7 hereof.

                  Any portion of the moneys in the Acquisition Fund which is not, or which the Issuer at any time determines cannot for any reason be, used to Finance Student Loans prior to the date specified in the Terms Supplement shall, at the written direction of the Issuer and subject to any requirements set forth in the Terms Supplement, be transferred by the Indenture Trustee to the Collection Account for the payment of the principal of and interest on the Notes as provided in the Terms Supplement.

                  SECTION 5.4 STUDENT LOAN PORTFOLIO FUND; SALE OF STUDENT LOANS. There is established hereunder a Fund, held by the Indenture Trustee and designated the "Student Loan Portfolio Fund."

                  To the extent necessary or appropriate, the Issuer and the Indenture Trustee may establish Accounts within the Student Loan Portfolio Fund and subaccounts within such Accounts established under this Section.

                  All Financed Student Loans (including, without limitation, any Student Loans transferred to the Indenture Trustee for deposit under this Indenture by the indenture trustee under any other indenture of trust between the Issuer or the Original Issuer and such indenture trustee) shall be included in the balances of the Student Loan Portfolio Fund. All principal of, interest on and Special Allowance Payments or other Available Funds in respect of, the Financed Student Loans shall be deposited upon receipt to the credit of the Collection Account in the Collection Fund as provided in Section 5.5 hereof.

                  Financed Student Loans included in the balances of the Student Loan Portfolio Fund may be removed therefrom and sold or exchanged by the Indenture Trustee only in accordance with this Section 5.4 or with Section 8.3 hereof. Nothing in this Indenture shall be deemed to preclude the Servicers from maintaining possession of the notes evidencing, and other documentation relating to, Financed Student Loans on behalf of the Indenture Trustee in accordance with the Servicing Agreements, provided the same is consistent with the creation and maintenance of the first lien and security interest created by the granting clause hereof and Section 5.6 hereof and does not impair the perfection of such security interest.

                  The Indenture Trustee may (a) at any time and from time to time deliver Student Loans to the Sellers thereof as and to the extent provided for in the applicable Purchase Agreements (or pursuant to the Transfer and Sale Agreement to the Original Issuer or other purchaser on behalf of the Original Issuer under the applicable Purchase Agreements) with respect to rejections and repurchases of such Student Loans against payment to the Indenture Trustee by the Seller, the Original Issuer or such other purchaser of moneys at least equal to the repurchase price thereof together with all other amounts payable by the Sellers thereof under such Purchase Agreements in connection with such rejections or repurchases or (b) deliver all or any part of the Financed Student Loans against moneys at least sufficient to defease pursuant to Article X hereof all (but not less than all) of the Outstanding Notes (provided that such moneys are applied by the Indenture Trustee immediately after receipt thereof to such defeasance in accordance with Section 10.2 hereof), or (c) following a default on any Financed Student Loan, remove such Student Loan from the Student Loan Portfolio Fund and tender it to the Guarantee Agency or the Secretary of Education to the extent required to collect the benefits of any related Contract of Guarantee in connection with such default.

                  The Indenture Trustee may, at any time and from time to time in accordance with the provisions of the applicable Servicing Agreement, deliver Financed Student Loans to the Servicer thereof for purchase by such Servicer as and to the extent required under such Servicing Agreement against payment to the Indenture Trustee of moneys equal to the purchase price thereof, together with all other amounts payable by such Servicer thereof, under such Servicing Agreement.

                  The Indenture Trustee shall permit the sale of Financed Student Loans in the Student Loan Portfolio Fund selected by the Issuer only (a) to avoid an Event of Default or, if an Event of Default has occurred, as may be required or appropriate pursuant to the provisions of Section 8.3 hereof, (b) in an exchange of Financed Student Loans pursuant to the provisions of this Section 5.4, (c) in connection with the mandatory auction of such Financed Student Loans pursuant to Article IV of the Terms Supplement, or (d) in connection with an optional purchase of the Financed Student Loans pursuant to Article IV of the Terms Supplement. In addition, the Indenture Trustee shall permit the sale of Financed Student Loans and the removal thereof from the Student Loan Portfolio Fund in connection with the consolidation of such Student Loans by the student borrower with another Lender.

                  Other than in connection with any sale of a Financed Student Loan pursuant to Article III of the Terms Supplement or pursuant to item (b) of the third preceding paragraph, any Financed Student Loan that is sold pursuant to this Section 5.4 shall be sold at a price not less than the aggregate unpaid principal amount thereof plus the amount of accrued and unpaid interest thereon payable by the student obligors thereof plus late charges, if any, and unamortized premium thereon determined in accordance with the Issuer's established accounting policies. The proceeds of the sale of a Financed Student Loan shall be deposited to the credit of the Collection Account in the Collection Fund.

                  The Issuer may, at any time and from time to time, instruct the Indenture Trustee to exchange Financed Student Loans for other Student Loans having an aggregate principal amount no less than the aggregate principal amount of the Financed Student Loans being exchanged, bearing the same rates of interest and eligible, after exchange, for the same Special Allowance Payments, having the same status, whether interim, grace or payout (provided, however, that as a result of such exchange the average principal amount of all of the Student Loans included in Trust Estate shall not be decreased, the average maturity of all such Student Loans shall not be increased and no Student Loan shall be Financed which is not at the time authorized under this Indenture) pursuant to a Certificate, in which the Issuer shall certify that such exchange will not materially adversely affect the sufficiency of Available Funds to meet the obligations of the Issuer under this Indenture, including, without limitation, the payment of principal of and interest on the Notes. The conditions relating to the acquisition directly, or indirectly through an Eligible Lender Trustee, of Student Loans and the form of certificate required to be received by the Indenture Trustee as set forth in Section 5.3 hereof shall apply to any such exchange to the extent the same may reasonably be made applicable. All Student Loans acquired directly, or indirectly through an Eligible Lender Trustee, by the Indenture Trustee as a result of any such exchange shall be included in the balances of the Student Loan Portfolio Fund.

                  The aggregate principal balance of Financed Student Loans bearing interest at a fixed rate must always equal or exceed the Outstanding principal balance of the Subordinate Notes unless each Rating Agency then rating the Outstanding Notes confirms that any failure to meet the foregoing will not adversely affect the existing ratings of each such Rating Agency on the Outstanding Notes. In order to comply with the requirements of this paragraph, the Issuer may exchange Financed Student Loans not bearing interest at a fixed rate for other Student Loans bearing interest at a fixed rate; provided, however, that the Issuer certifies that such exchange will not materially adversely affect the sufficiency of Available Funds to meet the obligations of the Issuer under the Indenture.

                  Any sale, exchange or other disposition pursuant to this
Section 5.4 of Financed Student Loans made under the Higher Education Act shall be only to or with one or more eligible lenders under the Higher Education Act so long as the Higher Education Act requires the owner or holder of Student Loans to be an eligible lender.

                  SECTION 5.5 COLLECTION FUND. There is established hereunder a Fund, held by the Indenture Trustee and designated the "Collection Fund", and established therein (a) the "Collection Account", (b) the "Note Payment Account", (c) the "Expense Account" and (d) the "Excess Surplus Account".

                  To the extent necessary or appropriate, the Issuer and the Indenture Trustee may establish additional Accounts hereunder, and subaccounts within any such Accounts established in the Collection Fund under this Section.

                  The Indenture Trustee has deposited to the credit of (a) the Collection Account and (b) the Expense Account in the Collection Fund the amounts required by the Original Terms Supplement.

                  SECTION 5.5.1 COLLECTION ACCOUNT There shall be deposited to the Collection Account all amounts received, whether as principal, interest, Interest Subsidy Payments, Special Allowance Payments, Guarantee payments, tuition refunds, repurchase payments paid by Sellers pursuant to the Purchase Agreements or otherwise, in respect of all Financed Student Loans, interest on all such Financed Student Loans payable by the borrowers in respect thereof accrued prior to the date of acquisition thereof by the Indenture Trustee and included in the purchase price thereof paid by the Indenture Trustee to the Sellers thereof; amounts received as earnings on or income from Eligible Investments included in the balances of the Funds and Accounts to the extent provided in Section 5.7 hereof; any Counterparty Exchange Payments; and proceeds of any sale of Financed Student Loans pursuant to Section 5.4 hereof to the extent required by such Section.

                  The Issuer shall, and shall cause each Seller and Servicer, in accordance with the applicable Purchase Agreement or Servicing Agreement, as the case may be, to transfer all Available Funds received by it to the Indenture Trustee, and the Indenture Trustee shall, upon receipt of any such Available Funds, immediately deposit and credit such Available Funds to the Collection Account.

                  Payment of rebate fees in respect of Consolidation Loans and any other amount owed by the Issuer with respect to Financed Student Loans to the Secretary of Education, any Guarantee Agency, any Servicer or the Indenture Trustee shall be made by the Indenture Trustee from funds available in the Collection Account.

                  On each Distribution Date, the Indenture Trustee shall transfer from the Collection Account the amounts and in the priority set forth in Article IV of the Terms Supplement.

                  SECTION 5.5.2 NOTE PAYMENT ACCOUNT. On each applicable Distribution Date, following the transfers to the Note Payment Account set forth in the Terms Supplement, the Indenture Trustee shall distribute to the Noteholders as of the Record Date and Exchange Counterparties, if any, the amounts transferred to the Note Payment Account, together with (i) any amounts therein transferred from the Reserve Fund and (ii) any Advances.

                  If the Issuer or an Eligible Lender Trustee on behalf of the Issuer has applied for a Guarantee Payment from a Guarantee Agency or an Interest Subsidy Payment or a Special Allowance Payment from the Department of Education, and the Issuer or such Eligible Lender Trustee, as applicable, has not received the related payment prior to the end of the Collection Period immediately preceding the Distribution Date on which such amount would be required to be distributed as a payment of interest, the Issuer or the Original Issuer may, no later than the third Business Day before such Distribution Date, deposit into the Note Payment Account an amount up to the amount of such payments applied for but not received (such deposits by the Issuer are referred to herein as "Advances"). The Indenture Trustee shall reimburse the Issuer or the Original Issuer, as applicable, for such Advances with moneys in the Trust Estate, (i) first, from moneys in the Fund or Account which such Advance temporarily replaced and (ii) second, from payments received generally on or with respect to the Financed Student Loans immediately upon their availability and prior to the use of such moneys for any of the other purposes permitted under this Indenture. Neither the Issuer nor the Original Issuer shall have any obligation, legal or otherwise, to make any Advance, and a determination by the Issuer or the Original Issuer to make an Advance shall not create any obligation of the Issuer or the Original Issuer, legal or otherwise, to make any future Advances.

                  SECTION 5.5.3. [RESERVED.].

                  SECTION 5.5.4 EXPENSE ACCOUNT. On the Date of Issuance, the Indenture Trustee shall deposit to the credit of the Expense Account the amount, if any, set forth in the Terms Supplement. Thereafter, the Indenture Trustee shall transfer amounts to the Expense Account from the Collection Account funds in accordance with the provisions of Section 5.5.1 hereof and Article IV of the Terms Supplement and, if necessary, from the Reserve Fund in accordance with the provisions of Section 5.2 hereof.

                  The Indenture Trustee shall apply the funds in the Expense Account to pay Program Operating Expenses and Costs of Issuance. In addition, the Indenture Trustee may pay expenses relating to the Notes from time to time from Available Funds on deposit in the Collection Account by transferring the amount necessary to pay such expenses from the Collection Account to the Expense Account.

                  The Indenture Trustee shall pay Program Operating Expenses and Costs of Issuance from moneys in the Expense Account upon receipt of written orders or requisitions signed by an Authorized Officer, which shall direct the payment to designated payees in designated amounts for stated services and certify that such payment is a proper charge against the Expense Account and is then due and owing for services rendered or expenses incurred, and in the case of payments to the Administrator shall certify that such amounts constitute related Program Operating Expenses described in clause (iv) and clause (v) of the definition thereof in Section 1.1 hereof and do not exceed the amount of such Program Operating Expenses permitted to be paid pursuant to Section 6.13 hereof.

                  SECTION 5.5.5 EXCESS SURPLUS ACCOUNT. On each Monthly Distribution Date, as provided in the Terms Supplement, any Available Funds remaining after all required distributions are made on such Distribution Date shall be deposited to the credit of the Excess Surplus Account in accordance with the provisions of Section 5.5.1 hereof and Article IV of the Terms Supplement. Amounts on deposit in the Excess Surplus Account may be transferred by the Indenture Trustee to the Issuer for deposit under and pursuant to the provisions of the Delaware Trust at any time upon written request of the Issuer to the Indenture Trustee; provided that after such withdrawal the Parity Percentage shall be at least the Parity Percentage Limitation.

Such request shall be signed by an Authorized Officer. Any Available Funds transferred to the Issuer from the Excess Surplus Account shall not thereafter be available to the Indenture Trustee to make payments on the Notes. Until transferred to the Issuer, amounts on deposit in the Excess Surplus Account shall be available for transfer by the Indenture Trustee to the Reserve Fund if, and to the extent that, a deficiency in the Reserve Fund remains after the transfers from the Collection Account pursuant to Sections 5.2 and 5.5.1 hereof and Article IV of the Terms Supplement. In the event of such a deficiency, the Indenture Trustee shall make such a transfer in an amount up to the amount necessary to eliminate such deficiency. The Issuer may, at any time, direct in writing that the Indenture Trustee transfer amounts on deposit in the Excess Surplus Account to the Collection Account or the Reserve Fund.

                  SECTION 5.5.6 INVESTMENT OF COLLECTION FUND. Moneys in the Collection Fund, or any Account thereof, pending their application as authorized herein, shall be invested by the Indenture Trustee in Eligible Investments as provided in Section 5.7 hereof.

                  SECTION 5.6 PLEDGE. The Notes of each Series, including the principal thereof and interest and any Carryover Interest thereon, and any Issuer Exchange Payments shall be payable solely from the Trust Estate and secured hereunder solely by (i) (A) the Trust Estate, (B) the Transfer and Sale Agreement and (C) the Ancillary Agreements, all as provided in this Indenture, and (ii) any other assets pledged to secure such Series of Notes under a Supplemental Indenture; PROVIDED, HOWEVER, the Exchange Counterparty in the Exchange Agreement and the Indenture Trustee, on behalf of the Exchange Counterparty, herein or in any Supplemental Indenture executed in connection with the Exchange Agreement, shall waive any and all rights which the Exchange Counterparty may have to receive any amounts realized by the Indenture Trustee from foreclosure upon the Trust Estate consisting of its Exchange Agreement and its Exchange Counterparty Guarantee, if any.

                  The Notes of a Series, including the principal thereof and interest and any Carryover Interest thereon shall be secured hereunder by the pledge of the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements granted hereby, by the lien thereon and security interest therein, and by the assignment to the Indenture Trustee of all right, title and interest of the Issuer and each Eligible Lender Trustee in the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements, without priority by reason of number, date, purpose, or otherwise, except as otherwise expressly provided in this Indenture and in the Notes. Senior Issuer Exchange Payments shall be secured hereunder by the pledge of the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements granted hereby, by the lien thereon and security interest therein on an equal priority with the payment of interest on Senior Notes, and by the assignment to the Indenture Trustee for the benefit of the Senior Exchange Counterparty of all rights, title and interest of the Issuer and each Eligible Lender Trustee in the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements. Subordinate Issuer Exchange Payments shall be secured hereunder by the pledge of the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements granted hereby, by the lien thereon and security interest therein on an equal priority with the payment of interest on Subordinate Notes, and by the assignment to the Indenture Trustee for the benefit of the Subordinate Exchange Counterparty of all rights, title and interest of the Issuer and each Eligible Lender Trustee in the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements. Each pledge, lien, security interest and assignment hereunder shall be valid and binding and shall, except as otherwise expressly provided herein, constitute a lien of equal priority and charge on the Trust Estate and on all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements from time to time held hereunder for the benefit of the Holders of the Notes of such Series and any Exchange Counterparty (subject to the provisions of this Indenture permitting the application of the Trust Estate for the purposes and on the terms and conditions hereof, including, without limitation, (i) the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate, for the payment of the Indenture Trustee's and each Eligible Lender Trustee's fees and expenses hereunder and (ii) solely with respect to the Holders of any Subordinate Notes and any Subordinate Exchange Counterparty, the prior rights of the Holders of the Senior Notes and of any Senior Exchange Counterparty, to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate to the full extent provided by law, prior to all other indebtedness payable from or secured by the Trust Estate which may hereafter be created or incurred).

                  Pursuant to this Indenture each of the Issuer and each Eligible Lender Trustee has granted to the Indenture Trustee a lien on and security interest in the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements. Regardless of the time or order of attachment, or the time, order or manner of perfection, or the time or order of filing of financing statements, each of the Holders of Notes of a Series by their purchase thereof, an Exchange Counterparty by execution and delivery of its Exchange Agreement, the Indenture Trustee, on behalf of itself and the Holders of such Series and each Eligible Lender Trustee by their respective execution of this Indenture and any Exchange Agreement, each agrees that each shall have the following relative priority with respect to the lien on and security interest in and rights related to the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements:

                  (i) The Indenture Trustee shall have a first and prior right to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements, as security for the payment of the fees and expenses of the Indenture Trustee and each Eligible Lender Trustee, and any rights that the Holders of the Notes of such Series or an Exchange Counterparty may have to any realization from the Indenture Trustee's lien on or security interest in the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements with respect to the Issuer's obligations under this Indenture with respect to (A) the Notes of each Series and (B) any Exchange Agreement shall be subordinate to such first and prior right; and

                  (ii) The Holders of Senior Notes and any Senior Exchange Counterparty shall have a second right to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements, as security for the payment and performance of the Issuer's obligations under this Indenture with respect to (A) such Senior Notes and (B) any Senior Exchange Agreement in the manner provided in this Indenture.

                  (iii) The Holders of Subordinate Notes and any Subordinate Exchange Counterparty shall have a third right to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements, as security for the payment and performance of the Issuer's obligations under this Indenture with respect to (A) the Subordinate Notes and (B) any Subordinate Exchange Counterparty in the manner provided in this Indenture.

                  Subject to the priorities established in this Section 5.6, a Holder, an Exchange Counterparty, an Eligible Lender Trustee or the Indenture Trustee shall not contest, or join in any contest of, the validity, perfection, priority or enforceability of the lien or security interest in or right with respect to the Trust Estate, the Transfer and Sale Agreement or the Ancillary Agreements granted or provided for herein.

                  The covenants and agreements herein set forth to be performed by or on behalf of the Issuer shall be for the equal and proportionate benefit, security and protection of all Holders of the Notes of each Series and any Exchange Counterparty, without preference, priority or distinction as to payment or security or otherwise of any of the Notes of such Series over any of the other Notes or over any related Issuer Exchange Payment or any Issuer Exchange Payment over any of the Notes or over any other Issuer Exchange Payment for any reason or cause whatsoever, except as expressly provided in this Indenture or the Notes of such Series, and, except as otherwise herein or therein specifically provided, all Notes of such Series and any Issuer Exchange Payment shall be secured equally and ratably hereunder without discrimination or preference whatsoever.

                  No Holder of a Note of a Series shall be required to see that the moneys derived from such Series of Notes are applied to the purpose or purposes for which the Series of Notes was issued. The validity of any Note of a Series shall neither be dependent upon nor affected by the validity or regularity of any proceedings or contracts relating to the Program nor the use and application of the proceeds of the Notes of such Series.

                  Nothing in this Section 5.6 or in this Indenture shall prevent or be construed to prevent any Supplemental Indenture from pledging or otherwise providing, or the Issuer from providing, in addition to the security given or intended to be given by this Indenture, additional security for the benefit of any Series of Notes or any portion thereof or for the benefit of any Issuer Exchange Payment.

                  The pledges of, liens on and security interests in, and assignments to the Indenture Trustee of the Trust Estate and all right, title and interest of the Issuer and the Initial Co-Owner

Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements made hereby include any contract or any evidence of indebtedness or other rights of the Issuer to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof, with respect to any of the Trust Estate, including, without limitation, all rights of the Issuer or the Eligible Lender Trustees in and under the Transfer and Sale Agreement and the Ancillary Agreements, all Financed Student Loans, all Contracts of Guarantee guaranteeing Financed Student Loans, any Exchange Agreement, any Exchange Counterparty Guarantee, all Purchase Agreements (including all rights of the Issuer to the warranties of each Seller thereunder), the Master Servicing Agreement and the Servicing Agreements (including all rights of the Issuer to the warranties of each Servicer thereunder).

                  SECTION 5.7 INVESTMENTS. The term "Eligible Investments" shall mean any of the following:

                  (a) direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America;

                  (b) obligations of any of the following federal agencies, which obligations represent the full faith and credit of the United States of
America:

                     (1)     Export-Import Bank,
                     (2)     Farm Credit System Financial Assistance Issuer,
                     (3) Rural Economic Community Development Administration (formerly the
                             Farmers Home Administration),
                     (4)     General Services Administration,
                     (5)     U.S. Maritime Administration,
                     (6)     Small Business Administration,
                     (7)     Government National Mortgage Association (GNMA),
                     (8)     U.S. Department of Housing & Urban Development
                             (PHAs), and
                     (9)     Federal Housing Administration;

                  (c) senior debt obligations rated "AAA" or "Aaa" by each Rating Agency issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, and senior debt obligations of other federal government-sponsored agencies approved by each Rating Agency;

                  (d) U.S. dollar denominated deposit accounts, federal funds and banker's acceptances with domestic commercial banks which have a rating on their short-term certificates of deposit on the date of purchase of "A1+", "F-1+" or "P-1" by each Rating Agency and maturing no more than 360 days after the date of purchase (ratings on holding companies are not considered as the rating on the bank);

                  (e) commercial paper which is rated at the time of purchase in the single highest classification, "A-1+", "F-1+" or "P-1" by each Rating Agency and which matures not more than 270 days after the date of purchase;

                  (f) investments in a money market fund rated in the highest applicable rating category by (i) a nationally recognized rating service acceptable to each Rating Agency or (ii) each Rating Agency;

                  (g) Pre-refunded Municipal Obligations defined as follows: Any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state which are not callable at the option of the obligor prior to maturity or as to which irrevocable instructions have been given by the obligor to call on the date specified in the notice; and

                  (1)                                  which are rated, based
                           on an irrevocable escrow account or fund (the "escrow"), in the highest rating category of each Rating Agency; or

                  (2)                                 (A) which are fully
                           secured as to principal and interest and redemption premium, if any, by an escrow consisting only of cash or obligations described in item (a) above, which escrow may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the specified redemption date or dates pursuant to such irrevocable instructions, as appropriate, and (B) which escrow is sufficient, as verified by a nationally recognized independent certified public accountant, to pay principal of and interest and redemption premium, if any, on the bonds or other obligations described in this paragraph on the maturity date or dates specified in the irrevocable instructions referred to above, as appropriate;

                  (h) investment agreements approved in writing by each Rating Agency and supported by appropriate opinions of counsel for the investment agreement provider; and

                  (i) other forms of investments (including repurchase agreements) approved in writing by each Rating Agency.

                  Moneys held by the Indenture Trustee for the credit of any Fund or Account shall be invested by the Indenture Trustee to the fullest extent practicable and reasonable, in accordance with the provisions hereof, in Eligible Investments, as directed in writing by the Issuer, and in the absence of any such directions, in Eligible Investments selected by the Indenture Trustee with due regard for the fiduciary responsibility of the Indenture Trustee to maximize investment income and to protect the interests of the Holders. All Eligible Investments shall be acquired subject to the limitations on maturities hereinafter in this Section

5.7 set forth and to any additional limitations or requirements, consistent with the foregoing provisions of this paragraph, as may be established by Request of the Issuer. Moneys shall be invested in Eligible Investments with respect to which payments of principal and interest are scheduled or otherwise payable not later than the date on which it is estimated that such moneys will be required by the Indenture Trustee for the purposes intended. Eligible Investments purchased under a repurchase agreement may be deemed to mature on the date or dates on which the Indenture Trustee may deliver such Eligible Investments for repurchase under such agreement. Eligible Investments which may be tendered for payment of the full principal amount thereof plus accrued interest thereon prior to the maturity thereof may be deemed to mature on the date or dates on which they may be so tendered. Eligible Investments acquired as an investment of moneys in any Fund or Account shall be credited to such Fund or Account. Unless otherwise provided herein, any earnings on or income from Eligible Investments shall be credited to the Collection Account in the Collection Fund, as provided in Section 5.5.6 hereof, except that an amount of interest received with respect to any Eligible Investment on the first payment of interest after purchase equal to the amount of accrued interest, if any, paid as part of the purchase price of such Eligible Investment shall be credited to the Account or Fund from which such accrued interest was paid.

                  Investments in any and all Funds and Accounts may be commingled in a separate fund or funds established by the Indenture Trustee for purposes of making, holding and disposing of investments, notwithstanding provisions herein for transfer to or holding in or to the credit of particular Funds and Accounts amounts received or held by the Indenture Trustee hereunder, provided that the Indenture Trustee shall at all times account for such investments strictly in accordance with the Funds and Accounts to which they are credited and otherwise as provided in this Indenture. The Indenture Trustee may act as principal or agent in the acquisition or disposing of any Eligible Investment. The Indenture Trustee may sell at the best price obtainable, or present for redemption, any Eligible Investment so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the Fund or Account to which such Eligible Investment is credited, and the Indenture Trustee shall not be liable or responsible for any loss resulting from the acquisition or disposition of such Eligible Investment in accordance herewith.

                  SECTION 5.8 EXCHANGE AGREEMENTS; COUNTERPARTY EXCHANGE PAYMENTS; ISSUER EXCHANGE PAYMENTS. The Issuer hereby authorizes and directs the Indenture Trustee to acknowledge and agree to any Exchange Agreement hereafter entered into by the Issuer and an Exchange Counterparty under which (a) the Issuer may be required to make, from time to time, Issuer Exchange Payments and
(b) the Indenture Trustee may receive, from time to time, Counterparty Exchange Payments for the account of the Issuer. The Issuer shall not execute and deliver any Exchange Agreement unless at the time of entering into such Exchange Agreement (i) except in the case of any Exchange Agreement executed in connection with the execution and delivery of this Indenture, the Issuer and the Indenture Trustee enter into a Supplemental Indenture in connection with the execution and delivery of the Exchange Agreement, and (ii) the Issuer obtains written evidence from each Rating Agency then rating any Outstanding Notes that the execution and delivery of the Exchange Agreement will not adversely affect such Rating Agency's rating on such Notes; provided, however, that in any event the long-term debt securities of any Exchange Counterparty must be rated at least Aa1 (or its equivalent) from a Rating Agency. In connection with the execution of any Exchange Agreement simultaneously with the execution and delivery of this Indenture, the Indenture Trustee, on behalf of the Exchange Counterparty, hereby waives any and all rights which the Exchange Counterparty may have to receive any amounts realized by the Indenture Trustee from foreclosure upon the Trust Estate consisting of its Exchange Agreement and its Exchange Counterparty Guarantee, if any. In connection with the execution of any Exchange Agreement, the Indenture Trustee, on behalf of the Exchange Counterparty, shall waive in the Supplemental Indenture executed in connection with the Exchange Agreement any and all rights which the Exchange Counterparty may have to receive any amounts realized by the Indenture Trustee from foreclosure upon the Trust Estate consisting of its Exchange Agreement and its Exchange Counterparty Guarantee, if any.

                  No later than the Business Day immediately preceding each date on which a Counterparty Exchange Payment or Issuer Exchange Payment is due pursuant to the applicable Exchange Agreement through and including the termination date of an Exchange Agreement, the Issuer shall give written notice to the Indenture Trustee stating either (a) the amount of any Counterparty Exchange Payment due to be received by the Indenture Trustee for the account of the Issuer no later than each such date or (b) the amount of any Issuer Exchange Payment to be paid to the Exchange Counterparty on each such date. If the Indenture Trustee fails to receive such written notification from the Issuer by the end of such Business Day, it shall immediately notify the Issuer of such fact in writing.

                  On any Business Day on which a Counterparty Exchange Payment is due pursuant to the applicable Exchange Agreement in accordance with the written notification received from the Issuer, the Indenture Trustee shall deposit all moneys received representing such Counterparty Exchange Payment in the Collection Account to be applied in accordance with the provisions of
Section 5.5.1 hereof and Article IV of the Terms Supplement. The Indenture Trustee shall notify the Issuer on such Business Day, if (a) the amount received from the Exchange Counterparty is not equal to the amount specified in the written notification of the Issuer, (b) no amount is received from the Exchange Counterparty or (c) the amount received is not received in freely transferable funds.

                  On any date with respect to which an Issuer Exchange Payment is due in accordance with the written notification received from the Issuer or, with respect to a payment in respect of an early termination date, from the Exchange Counterparty, the Indenture Trustee shall make payment to the Exchange Counterparty of the amount of the Issuer Exchange Payment specified in such written notification of the Issuer or the Exchange Counterparty, as the case may be, due on such date from moneys in the Note Payment Account by the deposit or wire transfer of freely transferable funds to the credit of the account of the Exchange Counterparty specified in such written notification of the Issuer or the Exchange Counterparty, as the case may be.

                  Nothing in this Indenture shall prohibit, or be construed as prohibiting, an Issuer Exchange Payment or Counterparty Exchange Payment from being made on a date other than a Distribution Date.

                  SECTION 5.9 TERMINATION. When no Notes remain Outstanding and all amounts due or to become due hereunder have been paid in full or provided for to the satisfaction of the Indenture Trustee, the Indenture Trustee shall transfer to the Issuer or to any person designated by the Issuer, including, without limitation, to an Eligible Lender Trustee or its duly appointed successor, upon the written request of the Issuer, all balances of all Funds and Accounts established hereby, except that Financed Student Loans included in the balances of the Student Loan Portfolio Fund shall not be transferred to the Issuer unless, at the time of such transfer, the Issuer is an eligible lender under the Higher Education Act or the Higher Education Act permits transfer of such Student Loans to a person other than an eligible lender and except that the Indenture Trustee shall retain and hold in the Expense Account in the Collection Fund an amount estimated by the Indenture Trustee to be necessary to reimburse the Secretary of Education for any excess payments by the Secretary of Education to the Indenture Trustee in respect of the Financed Student Loans.

                                   ARTICLE VI

                            COVENANTS TO SECURE NOTES

                  The covenants and agreements of the Issuer, each Eligible Lender Trustee and the Indenture Trustee contained in Article VI of the Indenture shall be applicable to, and shall be made with respect to, any Exchange Counterparty, and the Issuer, each Eligible Lender Trustee and the Indenture Trustee hereby make such covenants and agreements with any such Exchange Counterparty. The Issuer, each Eligible Lender Trustee and the Indenture Trustee shall have the same responsibilities and obligations under this Article VI with respect to any Exchange Counterparty as each has with respect to the Holders, except for such responsibilities and obligations which, of necessity, apply only to the Holders of Notes.

                  The Issuer, each Eligible Lender Trustee and the Indenture Trustee, as the case may be, hereby covenant and agree with the purchasers and Holders of the Notes as follows:

                  SECTION 6.1 ADMINISTRATION OF THE PROGRAM. The Issuer shall administer, operate and perform all acts and things required to administer, operate and maintain the Program in strict compliance with the law, including, without limitation, the Higher Education Act, in such manner as to insure that the Program and the Financed Student Loans will benefit, to the optimum extent, from any Guarantee, and Interest Subsidy Payments and Special Allowance Payments (to the extent, if any, allowed) in respect of Student Loans pursuant to the Higher Education Act or other applicable federal statutes.

                  SECTION 6.2 CONTRACTS OF GUARANTEE. So long as any Notes are Outstanding and unpaid, each Eligible Lender Trustee and the Indenture Trustee
(a) will, from and after the date on which each Eligible Lender Trustee and the Indenture Trustee shall have succeeded to the rights and interests of any Seller under a Contract of Guarantee covering a Financed Student Loan, maintain such Contract of Guarantee and diligently enforce their rights thereunder; (b) will enter into such other similar or supplemental agreements as the Issuer shall determine are required to maintain benefits for all Financed Student Loans covered thereby and shall notify in writing each Eligible Lender Trustee and/or the Indenture Trustee; and (c) will not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Contract of Guarantee or any similar or supplemental agreement which in any manner will materially adversely affect the rights of the Holders.

                  SECTION 6.3 ACQUISITION, COLLECTION AND ASSIGNMENT OF STUDENT LOANS; COMPLIANCE WITH LAW. The Issuer shall Finance directly, or indirectly through an Eligible Lender Trustee, only Student Loans with moneys under this Indenture and shall diligently cause to be collected all principal and interest payments on each Financed Student Loan, and grants, subsidies, donations, Guarantee Payments, Interest Subsidy Payments, Special Allowance Payments (to the extent, if any, allowed) and all defaulted payments Guaranteed by a Guarantee Agency or the Secretary of Education which relate to any Financed Student Loan. The Issuer shall also make, or cause to be made by each Servicer, every effort to perfect the claims of the Issuer and each Eligible Lender Trustee for payment from the Guarantee Agency or the Secretary of Education, as soon as possible, of all amounts related to each Financed Student Loan. The Issuer and each Eligible Lender Trustee, at the Issuer's written request, shall assign or cause to be assigned each Financed Student Loan for payment of Guarantee benefits at the earliest date permitted under applicable law and regulations. The Issuer and each Eligible Lender Trustee, at the Issuer's written request, shall comply with all State and federal statutes, rules and regulations which apply to the Program and to Financed Student Loans, including, the Higher Education Act.

                  SECTION 6.4 ENFORCEMENT OF FINANCED STUDENT LOANS. The Issuer and each Eligible Lender Trustee, at the Issuer's written request, shall cause to be diligently taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder. The Issuer and each Eligible Lender Trustee, at the Issuer's written request, shall at all times, to the extent permitted by law, defend, enforce, preserve and protect the rights and privileges of the Issuer, each such Eligible Lender Trustee and of the Holders under or with respect to each Financed Student Loan and agreement in connection therewith. The Issuer and each Eligible Lender Trustee shall not consent, or agree to or permit any amendment or modification of any Financed Student Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Holders or of any Exchange Counterparty under this Indenture or the Guarantee of such Financed Student Loans. Nothing in this Indenture shall be construed to prevent the Issuer or an Eligible Lender Trustee from permitting a student borrower to settle a default or cure a delinquency on any Financed Student Loan on such terms as shall be required by law or consolidate any Financed Student Loan with another Lender.

                  SECTION 6.5 ENFORCEMENT OF MASTER SERVICING AGREEMENT AND SERVICING AGREEMENTS; REMOVAL OF SERVICER. The Issuer shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of the Master Servicing Agreement and the Servicing Agreements, including the prompt payment of all principal and interest payments, all Interest Subsidy Payments, all Special Allowance Payments (to the extent, if any, allowed), all defaulted payments Guaranteed by a Guarantee Agency or the Secretary of Education which relate to any Financed Student Loan and all other amounts due the Issuer thereunder. The Issuer shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and interests of the Issuer and of the Holders under or with respect to the Master Servicing Agreement and the Servicing Agreements. The Issuer shall not consent or agree to or permit any amendment or modification of the Master Servicing Agreement or any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Holders under this Indenture. Upon termination or expiration of the Master Servicing Agreement or any Servicing Agreement, the Issuer shall take all appropriate steps to maintain adequate provision for the administration, servicing and collection of the Financed Student Loans. The Issuer shall notify the Indenture Trustee and each Rating Agency if either a successor Master Servicer or Servicer is appointed and shall send a copy of any amendment or supplement to the Master Servicing Agreement or any Servicing Agreement in connection therewith.

                  SECTION 6.6 ENFORCEMENT OF PURCHASE AGREEMENTS. The Issuer shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of its rights under any Purchase Agreements, including warranties with respect to the Student Loans and Guarantees thereof and including the prompt payment of all amounts due the Servicers and the Issuer thereunder, to the extent of the Issuer's rights under such Purchase Agreements. The Issuer shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and interests of the Issuer, of the Holders and of each Exchange Counterparty under or with respect to the Purchase Agreements. The Issuer shall not consent or agree to or permit any amendment or modification of any of its rights under a Purchase Agreement which will in any manner materially adversely affect the rights or security of the Holders or of any Exchange Counterparty under this Indenture.

                  SECTION 6.7 BOOKS OF ACCOUNT; ANNUAL AUDIT. The Issuer shall cause to be kept and maintained, or cause the Indenture Trustee to keep and maintain, proper books of record and account relating to the Program in which full, true and correct entries will be made of all dealings or transactions of or in relation to the Program, the proceeds of the Notes, the Available Funds and all Funds and Accounts. Such books of record and account shall be made available for inspection by the Indenture Trustee (or the Issuer, as the case may be) and by any Holder of more than ten percent (10%) of the aggregate principal amount of Notes Outstanding, at reasonable hours and under reasonable circumstances. Within one hundred twenty (120) days after the end of each Fiscal Year, the Issuer shall cause such books of record and account to be audited by a firm of independent certified public accountants of national reputation. A copy of each audit report, annual balance sheet and income and expense statement showing in reasonable detail the financial condition of the Program as of the close of each Fiscal Year, summarizing in reasonable detail the income and expenses for such year, and containing such other reviews or reports as may be required by the Higher Education Act, including a report of the transactions relating to the Funds and Accounts, shall be filed promptly with the Indenture Trustee and shall be available for inspection by any Holder. Any financial statements prepared in connection with the foregoing may be presented on a consolidated or combined basis with other programs of the Issuer, provided that such financial statements for the Program are separately identified and only to the extent that such basis of reporting is not inconsistent with that required by this Section 6.7.

                  The Issuer, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (a) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be

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


                           required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit within thirty (30) days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and (b) of this paragraph as may be required by the rules and regulations prescribed from time to time by the Commission.

                  SECTION 6.8 PUNCTUAL PAYMENT OF NOTES. The Issuer shall duly and punctually pay, or cause to be paid, the principal of and interest on each Note on the dates, at the places and in the manner provided in the Notes according to the true intent and meaning thereof, but only from the Trust Estate, and the Issuer shall faithfully do and perform and at all times fully observe and keep any and all of its covenants, undertakings, stipulations and provisions contained in the Notes and this Indenture.

                  SECTION 6.9 FURTHER ASSURANCES. The Issuer and each Eligible Lender Trustee, at the written request of the Issuer, shall at any and all times, make, do, execute, acknowledge, file, record and deliver all and every such further resolutions, indentures, acts, deeds, conveyances, assignments, transfers, assurances and other documents, including financing statements and continuation statements, as may be necessary or desirable for the better assuring, conveying, granting, assigning, perfecting and confirming of any and all of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements hereby pledged or charged with or assigned to the payment of the Notes, or intended so to be, or which the Issuer or any Eligible Lender Trustee may hereafter become bound to pledge or charge or assign.

                  SECTION 6.10 PROTECTION OF SECURITY. The Issuer is duly authorized under its Articles of Association, its By-Laws, the Delaware Trust Agreement and applicable law to own student loan notes, directly or indirectly through an Eligible Lender Trustee, and the other assets pledged to the payment of the Notes and to pledge, to grant, or cause to be granted, a lien on and a security interest in, and to assign, or cause to be assigned, the Trust Estate, and all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement and the Ancillary Agreements in the manner and to the extent provided in this Indenture. Each of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements is and will be free and clear of any pledge, lien, security interest, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the pledge, lien, security interest and assignment created by this Indenture, except as otherwise expressly provided or permitted herein, and all action on the part of the Issuer to that end has been duly and validly taken. The Issuer is duly authorized under its Articles of Association, its By-Laws, the Delaware Trust Agreement and applicable law to enter into this Indenture. The Notes are and will be legal, valid and binding limited obligations of the Issuer enforceable in accordance with their respective terms and the terms of this Indenture and each Supplemental Indenture. The Issuer and each Eligible Lender Trustee shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of, lien on, security interest in and assignment of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements, the priority of such pledge, lien, security interest and assignment and all the rights of the Holders and each Exchange Counterparty thereto against all claims and demands of all persons whomsoever. The pledge of, lien on, security interest in and assignment of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements made hereby includes the pledge of, any lien on, security interest in and assignment of any contract or any evidence of indebtedness or other right of the Issuer and each Eligible Lender Trustee to receive any of the same, whether now existing or hereafter coming into existence or acquired and the proceeds thereof, including, without limitation, all Contracts of Guarantee covering Financed Student Loans, all Purchase Agreements, the Master Servicing Agreement and all Servicing Agreements.

                  SECTION 6.11 NO ENCUMBRANCES. The Issuer and each Eligible Lender Trustee shall not create, or permit the creation of, any pledge, lien, charge or encumbrance upon the Trust Estate, the Transfer and Sale Agreement or the Ancillary Agreements except only as provided in or permitted by this Indenture. The Issuer shall not issue any obligations, notes, securities or other evidences of indebtedness, other than the Notes as permitted by this Indenture secured by a pledge of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements creating a lien or charge on the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements equal or superior to the lien of this Indenture; provided, that nothing in this Indenture shall prevent the Issuer from issuing evidences of indebtedness secured by a pledge of the Trust Estate, the Transfer and Sale Agreement or the Ancillary Agreements subordinate in priority to that of the Notes, or secured by a pledge of the Trust Estate, the Transfer and Sale Agreement or the Ancillary Agreements arising on or after such date as the pledge of the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements hereunder shall be discharged and satisfied as provided in this Indenture, or from issuing notes or other evidences of indebtedness of the Issuer (whether or not under other indentures in order to fund the Program or other programs of the Issuer) secured by assets and revenues of the Issuer other than the Trust Estate.

                  SECTION 6.12 COMPLIANCE WITH INDENTURE. The Issuer shall not issue, or permit to be issued, any Notes in any manner other than in accordance with the provisions of this Indenture and shall not suffer or permit any Event of Default to occur under this Indenture, but shall faithfully observe and perform all the covenants, conditions and requirements hereof. The Issuer, for itself, its successors and assigns, represents, covenants and agrees with the Holders, as a material inducement to the purchase and holding of the Notes, that so long as any of the Notes remain Outstanding and the principal thereof or interest thereon is unpaid or unprovided for, it shall faithfully perform all of the covenants and agreements contained in this Indenture and the Notes.

                  SECTION 6.13 LIMITATION ON PROGRAM OPERATING EXPENSES. The Issuer shall not permit the Program Operating Expenses described in clauses (iv) and (v) of the definition thereof to exceed in any Fiscal Year an amount equal to 0.10% (ten basis points) of the average aggregate outstanding principal balance of the Financed Student Loans during such Fiscal Year, unless (i) the Issuer shall have delivered to the Indenture Trustee and each Rating Agency a revised statement of such Program Operating Expenses and such supporting data as each Rating Agency may reasonably request, (ii) each such Rating Agency shall have confirmed that such revised statement will not adversely affect the rating of such Rating Agency on the Notes and (iii) the Issuer shall have delivered a Cash Flow Statement giving effect to such revised Program Operating Expenses satisfactory to the Indenture Trustee. Thereafter, such Program Operating Expenses shall not exceed those projected in such revised statement until a further revised statement is delivered and approved as aforesaid.

                  SECTION 6.14 NOTICE OF ADDITIONAL GUARANTEE AGENCIES OR SERVICERS. The Issuer shall give notice to each Rating Agency of the appointment of (i) any Guarantee Agency in addition to the Guarantee Agencies set forth on
Schedule I hereto and (ii) any Servicer in addition to the Servicers set forth on Schedule II hereto.

                  SECTION 6.15 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF HOLDERS. In accordance with Section 312(a) of the Trust Indenture Act, the Issuer shall furnish or cause to be furnished to the Indenture Trustee:

                  (a) semi-annually with respect to each Series of Notes on
                      January 15 and July 15 of each year or upon such other dates as are set forth in or pursuant to a resolution of the board of directors of the Co-Owner Trustee or a Supplemental Indenture, a list, in each case in such form as the Indenture Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

                  (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Indenture Trustee is the Registrar no such list shall be required to be furnished.

                  SECTION 6.16 UNDERTAKING FOR COSTS. The Issuer and the Indenture Trustee agree, and each Holder by such Holder's acceptance of a Note shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to (i) any suit instituted by the

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

Indenture Trustee, (ii) any suit instituted by any Holder, or group of Holders, in each case holding in the aggregate more than ten percent (10%) of the Outstanding principal amount of the Notes or (iii) any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note in accordance with Section 8.5 hereof.


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                                   ARTICLE VII

                        CONCERNING THE INDENTURE TRUSTEE

                  SECTION 7.1 APPOINTMENT OF, ACCEPTANCE BY, AND DUTIES OF INDENTURE TRUSTEE; QUALIFICATION; RESIGNATION; REMOVAL; SUCCESSOR

                  (a) APPOINTMENT, ACCEPTANCE AND DUTIES. The Original Issuer has appointed Star Bank, National Association to act as the initial Indenture Trustee under the Original Indenture. Star Bank, National Association (now Firstar Bank, National Association) accepted such appointment and the trusts created under the Original Indenture, and agreed to perform said trusts, and hereby confirms such agreement, but only upon and subject to the following terms and conditions, to all of which the Issuer and the Holders agree, such agreement to be evidenced (i) with respect to the Holders by their acceptance of the Notes and (ii) with respect to the Issuer by its execution and delivery of this Indenture::

                  (i) Except during the continuance of an Event of Default,

                                    (A)     the Indenture  Trustee undertakes
to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                                    (B)     in the  absence of bad faith on its
part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Indenture and whether or not they conform to the requirements of this Indenture.

                  (ii) In case an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his/her own affairs.

                  (iii) No provisions of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                                    (A)     this  subsection  shall not be
construed to affect the limitation of the Indenture Trustee's duties and obligations provided in subparagraph (i)(A) of this Section or the Indenture Trustee's right to rely on the truth of statements and the correctness of opinions as provided in subparagraph (i)(B) of this Section;

                                    (B) the Indenture Trustee shall not be
liable for any error of

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

judgment made in good faith by any one of its officers, unless it shall be established that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                                    (C) the Indenture Trustee shall not be
liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes then Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

                                    (D) no provision of this Indenture shall
require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (with the exception of any action required to be taken under Section 8.8 hereof).

                  (iv) Before taking any action hereunder requested by any Holder, the Indenture Trustee may require that it be furnished an indemnity bond or other indemnity satisfactory to it in its sole discretion by the Holder for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which results from the negligence or misconduct of the Indenture Trustee, by reason of any action so taken by the Indenture Trustee;

                  (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the Trust Indenture Act.

                  (b) QUALIFICATION. The Indenture Trustee, including any successor Indenture Trustee shall at all times be a trust company or bank having the powers of a trust company within the state in which it is located, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section 310(a) of the Trust Indenture Act to act as Indenture Trustee under an indenture qualified under the Trust Indenture Act and have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least Ten Million Dollars ($10,000,000.). The Indenture Trustee shall meet all the requirements of law for the performance of the duties of the Indenture Trustee specified herein, shall at all times maintain a rating from any one of the Rating Agencies in one of their three highest categories (except that Star Bank, National Association (now Firstar Bank, National Association) shall not be required to maintain such rating).

                  (c) RESIGNATION. The Indenture Trustee and any successor to the Indenture Trustee may resign and be discharged from the trusts created by this Indenture by giving to the Issuer notice in writing which notice shall specify the date on which such resignation is to take effect and which date shall not be sooner than sixty (60) days after the date of giving such notice. Such resignation shall take effect on the day specified in such notice, if a successor Indenture Trustee shall have been appointed pursuant to Section 7.1(e) hereof and is qualified to be the

Indenture Trustee under the requirements of this Indenture. If no successor Indenture Trustee has been appointed by the date specified or within a period of sixty (60) days from the receipt of the notice by the Issuer, whichever period is the longer, the resigning Indenture Trustee may request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in
Section 7.1(e) hereof, within three (3) days of the receipt of citation or notice by the court, or (ii) appoint an Indenture Trustee having the qualifications provided in Section 7.1(e) hereof. In no event may the resignation of the Indenture Trustee be effective until a qualified successor Indenture Trustee shall have been selected and appointed.

                  (d)      REMOVAL.  If at any time,

                  (1) the Indenture Trustee has failed or shall fail to comply with the obligations imposed on it under
                           Section 310(b) of the Trust Indenture Act with respect to the Notes of any Series after written request therefor by the Issuer or any Holder of such Series who has been a bona fide Holder of a Note of such Series for at least six (6) months, or

                  (2) the Indenture Trustee shall cease to be eligible under Section 7.1(b) hereof and shall fail to resign after written request therefor by the Issuer or any such Holder, or

                  (3) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, (i) the Issuer, by or pursuant to a resolution of its board of directors, may remove the Indenture Trustee with respect to all Notes or the Notes of such Series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Note of such Series for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to all Notes of such Series and the appointment of a successor Indenture Trustee or Indenture Trustees.

                  The Indenture Trustee may be removed at any time with or without cause by the written direction or upon affirmative vote of the Holders of a majority in aggregate principal amount of the Directing Notes then Outstanding or their attorneys-in-fact duly authorized.

                  (e) SUCCESSOR. In the event of resignation, removal, ineligibility, disability or refusal to act of the Indenture Trustee, a successor may be appointed by the Holders of not less than a majority in aggregate principal amount of the Directing Notes then Outstanding by an instrument or concurrent instruments in writing signed by such Holders or their attorneys-in-fact duly authorized provided, nevertheless, that in case at any time there shall be a vacancy in the office of the Indenture Trustee hereunder, the Issuer, by an instrument in writing shall appoint a successor to fill such vacancy until a new Indenture Trustee shall be appointed by the Holders of the Directing Notes as above authorized; and any such successor Indenture Trustee appointed by the Issuer shall be superseded, immediately and without further act, by the new Indenture Trustee appointed by the Holders of the Directing Notes. No resignation or removal of the Indenture Trustee shall be effective until a successor Indenture Trustee has been appointed and has qualified under this
Section 7.1 and the predecessor Indenture Trustee has been paid all money then due it under this Indenture.

                  Any successor Indenture Trustee shall meet the qualifications of this Section 7.1. Such successor Indenture Trustee shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, trusts, duties and obligations of its predecessor in trust hereunder, with like effect as if originally named as Indenture Trustee, but such predecessor shall, nevertheless, on the written request of the Issuer or such successor execute and deliver an instrument transferring to such successor Indenture Trustee all rights, powers, trusts, duties and obligations of such predecessor in trust hereunder and shall deliver all balances (including lawful money of the United States, Eligible Investments, Financed Student Loans and all evidences of indebtedness, securities and certificates relating thereto) held by it to such successor Indenture Trustee, together with an accounting of balances held by the predecessor Indenture Trustee hereunder. The successor Indenture Trustee shall have no responsibility for the acts of the predecessor Indenture Trustee. Upon acceptance of appointment by the successor Indenture Trustee as provided in this Section 7.1, the Issuer shall give written notice to each Holder within ten (10) days thereafter.

                  Any corporation or association into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation or association to which the Indenture Trustee may sell or transfer all or substantially all of its corporate trust business, shall be the successor Indenture Trustee under this Indenture without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding, provided such Issuer or association meets the qualifications of this Section 7.1.

                  The Holders agree to the appointment of the Indenture Trustee under this Indenture and the performance by the Indenture Trustee of the trusts imposed upon the Indenture Trustee, but only upon the terms and conditions set forth in this Indenture, such agreement of the Holders being evidenced with respect to the Holders by their acceptance of the Notes.

                  SECTION 7.2 APPOINTMENT OF CO-INDENTURE TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including in particular the Trust Indenture Act, if and when applicable, and the law of the State) denying or restricting the right of banking corporations or associations to transact business as the Indenture Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or any Financed Student Loan or related agreement, and in particular in case of the enforcement thereof on default, or in case of a conflict of interest, or in case the Indenture Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or

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

remedies herein granted to the Indenture Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Indenture Trustee appoint an additional individual or institution as a separate or co-Indenture Trustee. The following provisions of this Section are intended to accomplish these ends.

                  The Indenture Trustee may appoint a co-Indenture Trustee under this Section 7.2 with the consent of the Issuer. In the event that the Indenture Trustee so appoints an individual or institution as a separate or co-Indenture Trustee, each and every remedy, power, right, duty, obligation, claim, demand, cause of action, immunity, estate, title, interest, pledge and security interest expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Indenture Trustee with respect thereto shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate or co-Indenture Trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such remedy, power, right, duty, obligation, claim, demand, cause of action, immunity, estate, title, interest, pledge and security interest shall be exercised and performed by such separate or co-Indenture Trustee but shall be exercised only to the extent necessary to enable such separate or co-Indenture Trustee to exercise such powers, rights and remedies, and every covenant, duty and obligation necessary to the exercise thereof by such separate or co-Indenture Trustee shall run to and be enforceable by either of them.

                  Should any instrument in writing from the Issuer or each Eligible Lender Trustee be required by the separate or co-Indenture Trustee so appointed by the Indenture Trustee for more fully and certainly vesting in and confirming to him or its such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer or each Eligible Lender Trustee. In case any separate or co-Indenture Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-Indenture Trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee until the appointment of a new Indenture Trustee or a successor to such separate or co-Indenture Trustee.

                  SECTION 7.3 CERTAIN RIGHTS AND OBLIGATIONS OF THE INDENTURE TRUSTEE.

                  The following paragraphs (a) through (j), inclusive, of this
Section 7.3 are subject to Sections 315(a) through 315(d) of the Trust Indenture Act.

                  (a) The Indenture Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees appointed by the Indenture Trustee in the exercise of reasonable care, (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Indenture Trustee may act upon the opinion or advice of an attorney (who may be the attorney or attorneys for the Issuer) approved by the Indenture Trustee in the exercise of reasonable care. The Indenture Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice. In addition, the Indenture Trustee shall not be answerable for the default or misconduct of any such attorney, agent or employee selected by it with reasonable care.

                  (b) Except as provided herein, the Indenture Trustee shall have no responsibility or duty with respect to the application of any moneys paid to the Issuer or to the Servicers.

                  (c) Except for its certificate of authentication on the Notes and pursuant to Section 7.1(a)(i)(A), the Indenture Trustee shall not be responsible for or have any liability for:

                           (i)   any act of the Issuer or any Eligible Lender
Trustee;

                           (ii)  any recital in this Indenture or in the Notes;

                           (iii) the validity, priority, recording, rerecording,
filing or refiling of this Indenture or any Supplemental Indenture issued hereunder or of any other document in connection herewith;

                           (iv)  any instrument or document of further
assurance or collateral assignment;

                           (v)   any financing statements, amendments
thereto, or continuation statements;

                           (vi)  the  validity  of  the  execution  by  the
Issuer of this Indenture, any Supplemental Indenture or instruments or documents of further assurance;

                           (vii) the sufficiency of the security for the Notes
issued hereunder or intended to be secured hereby; and

                           (viii) the maintenance of the security hereof.

                  (d) The Indenture Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Any action taken by the Indenture Trustee pursuant to this Indenture upon the request of any Person who is a Holder at the time of making the request or giving the authority or consent shall be conclusive and binding upon all future Holders of the same Note and of Notes issued in exchange therefor or in place thereof.

                  (e) Whenever in the administration hereof the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed), in the absence of bad faith on its part, may, but shall not be obligated to, rely upon a certificate signed

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

by an Authorized Officer of the Issuer. Prior to the occurrence of a default or Event of Default hereunder, the Indenture Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided, that the Indenture Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and, provided further, that the Indenture Trustee shall not be bound to secure any further evidence.

                  (f) At any reasonable time, the Indenture Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Issuer pertaining to the Notes, and (ii) may take any memoranda from and in regard thereto as the Indenture Trustee may desire.

                  (g) The Indenture Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise.

                  (h) Notwithstanding anything contained elsewhere in this Indenture, the Indenture Trustee may demand any showings, certificates, reports, opinions, appraisals and other information, and any corporate action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Notes or the taking of any action whatsoever within the purview of this Indenture, if the Indenture Trustee deems it to be desirable for the purpose of establishing the right of the Issuer to the authentication of any Notes or the right of any person to the taking of any other action by the Indenture Trustee; provided, that the Indenture Trustee shall not be required to make that demand and shall be protected by the provisions hereof if such demand is not made.

                  (i) Unless otherwise provided herein, all moneys received by the Indenture Trustee under this Indenture shall be held in trust for the purpose for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided, however, that those moneys need to be segregated from other moneys, except to the extent required by this Indenture or by law. The Indenture Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or agreed in writing with the Issuer.

                  (j) Any opinions, certificates and other instruments and documents for which provision is made in this Indenture may be accepted by the Indenture Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Indenture Trustee for its actions taken hereunder. In all cases the Indenture Trustee shall be entitled to rely conclusively upon the notice of the rate of interest on the Notes announced by the Calculation Agent pursuant to Section 2.03(a) of the Terms Supplement and any applicable subsections thereunder.

                  SECTION 7.4 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; EXAMINATION OF EVIDENCE; EVIDENCE OF RIGHTS OF HOLDERS. The Issuer will furnish, or will cause to be furnished, to the Indenture Trustee any evidence of compliance with the conditions precedent, if any, provided in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to any action to be taken by the Indenture Trustee at the

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

request or upon the application of the Issuer. The Indenture Trustee shall examine such evidence and any evidence furnished to it pursuant to any other provisions of this Indenture to determine whether or not such evidence conforms to the requirements of this Indenture.

                  Any request, consent or other instrument required by this Indenture to be signed and executed by Holders may be in any number of concurrent writings of substantially similar tenor and may be signed or executed by such Holders in person or by agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the ownership of Notes, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Indenture Trustee, the Issuer if made in the following manner:

                           (a)       The fact and date of the execution by
any person of any such request, consent or other instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument or writing acknowledged to him the execution thereof.

                           (b)      The ownership of Notes shall be proved by
the Note registry maintained by the Indenture Trustee pursuant to Section 2.4 hereof. The fact and the date of execution of any request, consent or other instrument and the amount and distinguishing numbers of Notes held by the person so executing such request, consent or other instrument may also be proved in any other manner which the Indenture Trustee may deem sufficient. The Indenture Trustee may nevertheless, in its discretion, require further proof in cases where it may deem further proof desirable.

                  Any request, consent or vote of the Holder of any Note shall bind every future Holder of the same Note and the Holder of any Note issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee, the Issuer in pursuance of such request, consent or vote.

                  In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any demand, request, direction, consent or waiver under this Indenture, Notes which are owned by the Issuer or by any other direct or indirect obligor on the Notes, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer or any other direct or indirect obligor on the Notes, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that, for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such demand, request, direction, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this paragraph if the pledgees shall establish to the satisfaction of the Indenture Trustee the pledgee's right to vote such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer or any other direct or indirect obligor on the Notes.

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


In case of a dispute as to such right, any decision by the Indenture Trustee taken upon the advice of counsel shall provide full protection to the Indenture Trustee.

                  SECTION 7.5 PROOFS OF CLAIMS AND OTHER PAPERS AND DOCUMENTS. The Indenture Trustee may file such proofs of claims and other papers or documents as may be necessary or advisable in order to have claims of the Indenture Trustee and of the Holders of the Notes allowed in any judicial proceedings relative to the Notes and the security therefor.

                  SECTION 7.6 DEALING WITH THE ISSUER. The Indenture Trustee, each Eligible Lender Trustee and their respective directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Notes, and may join in any action which any Holder of a Note may be entitled to take, with like effect as if the Indenture Trustee or such Eligible Lender Trustee were not the Indenture Trustee or an Eligible Lender Trustee, respectively, under this Indenture. The Indenture Trustee or any Eligible Lender Trustee may in good faith hold any other form of indebtedness of the Issuer, own, accept or negotiate any drafts, bills of exchange, acceptances or obligations of the Issuer, and make disbursements for the Issuer and enter into any commercial or business arrangement therewith, including, without limitation, acting as Servicer and/or Seller of Financed Student Loans under the Program. The Indenture Trustee may act as depository for, and permit any of its officers or directors to act as a member of, or act in any other capacity in respect to, any committee formed to protect the rights of the Holders or to effect or aid in any reorganization growing out of the enforcement of the Notes or of this Indenture. Notwithstanding the foregoing, the Indenture Trustee shall not be responsible for servicing any Financed Student Loans unless the Indenture Trustee, acting at its sole discretion, elects to enter into a Servicing Agreement with the Issuer or the Administrator.

                  SECTION 7.7 FEES AND REIMBURSEMENT OF INDENTURE TRUSTEE. The Issuer shall promptly pay to the Indenture Trustee from time to time, but solely from the Trust Estate, customary compensation for all services rendered by it hereunder, and also all its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. For purposes hereof, fees for ordinary services provided for by its applicable standard fee schedules with respect to such services, in the absence of a written agreement between the Issuer and the Indenture Trustee with respect to its compensation for ordinary services rendered hereunder, shall be deemed to be customary. As security for such payment, each Eligible Lender Trustee and the Issuer in the granting clauses hereof or a Supplemental Indenture, as the case may be, has pledged, and granted unto the Indenture Trustee a security interest in, the Trust Estate hereunder, the Transfer and Sale Agreement and the Ancillary Agreements, prior to any rights of the Holders; provided, however, so long as no Event of Default under Section 8.1(1) hereof exists, such pledge and security interest shall secure payment of the fees and expenses of the Indenture Trustee incurred hereunder in an amount not to exceed in any one calendar year $100,000; provided further, however, that if an Event of Default under Section 8.1(1) exists, such pledge and security interest shall secure payment of the fees and expenses of the Indenture Trustee incurred hereunder without limitation as to amount so long as such Event of Default continues to exist.

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

                  SECTION 7.8 FEES AND REIMBURSEMENTS OF EACH ELIGIBLE LENDER TRUSTEE. The Issuer shall promptly pay to each Eligible Lender Trustee from time to time customary compensation for all services rendered by it under this Indenture and each Supplemental Indenture hereto and under the applicable Eligible Lender Trust Agreement, and also all of its respective reasonable expenses, charges and other disbursements and those of its attorneys, agents and employees incurred relating to the administration and execution of the trusts created by this Indenture and further trusts created by any Supplemental Indenture. For purposes hereof, fees for ordinary services provided for by its standard fee schedules with respect to such services, in the absence of a written agreement between the Issuer and an Eligible Lender Trustee or with respect to its compensation for ordinary services rendered hereunder and under the Eligible Lender Trust Agreement shall be deemed to be customary. As security for such payment, each Eligible Lender Trustee and the Issuer in the granting clauses hereof or in a Supplemental Indenture, as the case may be, has pledged and granted unto the Indenture Trustee for the fees and expenses of each Eligible Lender Trustee hereunder and under any Supplemental Indenture and under the applicable Eligible Lender Trust Agreement a security interest in the Trust Estate hereunder, the Transfer and Sale Agreement and the Ancillary Agreements, prior to any rights of the Holders of Notes or; provided, however, so long as no Event of Default hereunder exists, such pledge and security interest shall secure payment of such fees and expenses of each Eligible Lender Trustee incurred with respect to this Indenture and any Supplemental Indenture hereto in an amount not to exceed in any one calendar year $100,000; provided further, however, that if an Event of Default hereunder exists, such pledge and security interest shall secure payment of such fees and expenses, without limitation as to amount, of each Eligible Lender Trustee so long as such Event of Default continues to exist.

                  SECTION 7.9 COVENANTS OF INDENTURE TRUSTEE PURSUANT TO HIGHER EDUCATION ACT. The Indenture Trustee hereby represents, covenants and agrees as follows:

                           1. The Indenture Trustee is an eligible lender under
                  the Higher Education Act and so long as any of the Notes remain Outstanding and any Financed Student Loans are held by the Indenture Trustee under the Indenture, the Indenture Trustee will remain an eligible lender.

                           2. The Indenture Trustee will not exercise any of the
                  rights, duties or privileges under this Indenture (particularly those enumerated in Article V, Article VII or
                  Article VIII hereof) in such manner as would cause any Financed Student Loans to be sold, transferred, assigned or pledged as security to any person or entity other than an eligible lender so long as the Higher Education Act prohibits such sale, transfer, assignment or pledge.

                           3. The Indenture Trustee will comply with the Higher
                  Education Act, and will execute such Supplemental Indentures in accordance with Section 9.1(6) hereof as may from time to time be required in order for this Indenture, as amended by any such Supplemental Indenture, to be operative in a manner consistent with amendments made to the Higher Education Act.

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

                           4. Prior to the Financing of any Student Loan, the
                  Indenture Trustee shall have received the certificates and other documents required by Section 5.3 hereof.

                  The Indenture Trustee and the Issuer hereby acknowledge their understanding that the Indenture Trustee has special contractual obligations to the Secretary of Education which must be maintained and preserved in order for the Indenture Trustee to remain an eligible lender under the Higher Education Act, and the Indenture Trustee specifically recognizes its obligations thereunder and in particular such obligations during the administration of the trust created hereby.

                  SECTION 7.10 STATEMENTS AND REPORTS BY INDENTURE TRUSTEE OF FUNDS AND ACCOUNTS AND OTHER MATTERS. Within twenty (20) days following the end of each calendar month, the Indenture Trustee shall furnish to the Issuer a statement setting forth (to the extent applicable) with respect to such calendar month (a) the balances held by the Indenture Trustee at the end of such month to the credit of each Fund and Account, (b) the principal amount of Notes Outstanding at the end of such calendar month and the principal amount thereof redeemed or paid by the Indenture Trustee during such calendar month and (c) any other information which the Issuer may reasonably request and which is customarily provided by indenture trustees under trusts similar hereto.

                  Within sixty (60) days after each April 15 of each year commencing with the April 15 following the first issuance of Notes under this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such April 15 with respect to any of the events specified in such Section 313(a) which may have occurred since the later of the immediately preceding April 15 or the date of this Indenture. The Indenture Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the time specified therein. Reports pursuant to this
Section 7.10 shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                  On each Monthly Distribution Date, the Indenture Trustee shall provide to each Rating Agency and to each Noteholder of the applicable Series of Notes, a statement substantially in the form of Exhibit A to the Terms Supplement, setting forth at least the following information with respect to such Distribution Date or the preceding Collection Period or Collection Periods, to the extent applicable:

                           (a) the Principal Factor for each Series of Notes,
                  as applicable;

                           (b) the amount of the payment allocable to principal
                  of each Series of Notes;

                           (c) the amount of the payment allocable to interest
                  on such Series of Notes, together with the Series Interest Rates applicable with respect thereto (indicating, whether such Series Interest Rates are based on the Formula Rate or on the Net Loan Rate with respect to such Notes, and specifying what each such


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


                  Series Interest Rate would have been if it had been calculated using the alternate basis);

                           (d) the amount of the payment, if any, allocable to
                  any Carryover Interest, together with the outstanding amount, if any, thereof after giving effect to any such distribution;

                           (e) the Pool Balance, the Parity Percentage and the
                  Senior Parity Percentage, in each case as of the close of business on the last day of the preceding Collection Period;

                           (f) the aggregate outstanding principal amount of
                  each Series of Notes as of such Monthly Distribution Date, after giving effect to distributions allocated to principal on such Distribution Date;

                           (g) the estimated amount to be allocated to Program
                  Operating Expenses on the upcoming Monthly Distribution Date;

                           (h) the amount of the aggregate Realized Losses, if
                  any, for the preceding Collection Period and the aggregate amount, if any, received (stated separately for interest and principal) during such Collection Period relating to Financed Student Loans for which a Realized Loss was previously allocated;

                           (i) the amount of the distribution attributable to
                  amounts in the Reserve Fund, the Acquisition Fund or other Account hereunder, the amount of any other withdrawals from such Funds and other Accounts for such Monthly Distribution Date, the balance of such Funds and other Accounts on such Distribution Date, after giving effect to changes therein on such Distribution Date, the then applicable Parity Percentage and the amount of the distribution, if any, attributable to Parity Percentage Payments;

                           (j) the aggregate amount, if any, paid for Financed
                  Student Loans purchased from the Student Loan Portfolio Fund during the preceding Collection Period;

                           (k) the following information as reported to the
                  Indenture Trustee by the Issuer or Servicers: the number and principal amount of Financed Student Loans, as of the end of the preceding Collection Period, that are (i) 31 to 60 days delinquent, (ii) 61 to 90 days delinquent, (iii) 91 to 120 days delinquent, (iv) more than 120 days delinquent and (v) for which claims have been filed with the appropriate Guarantee Agency or the Secretary of Education and which are awaiting payment; and

                           (l) any other information specified in Terms
                  Supplement.

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

                  Within the prescribed period of time for federal tax reporting purposes after the end of each calendar year during the term of the Indenture, the Indenture Trustee shall mail to each Person who at any time during such calendar year was a Noteholder and received any payment thereon, a statement containing the information required for such Noteholder's preparation of its federal income tax returns.

                  If a Co-Indenture Trustee is appointed pursuant to Section 7.2 hereof and pursuant to such appointment such Co-Indenture Trustee has the obligation hereunder or under Section 313(a) and (b) of the Trust Indenture Act to furnish to the Issuer or any other Person any statement, report or information, such Co-Indenture Trustee shall furnish such statement, report or information to the Indenture Trustee in sufficient time for the Indenture Trustee to timely furnish such statement, report or information to the intended recipient thereof.

                  SECTION 7.11 ADDITIONAL AUTHENTICATING AGENT. The Indenture Trustee may at any time, subject to the approval of the Issuer, appoint an authenticating agent which shall be authorized to act on the Indenture Trustee's behalf and subject to its direction in the authentication and delivery of Notes in connection with transfers and exchanges of Notes as fully to all intents and purposes as though the agent had been expressly authorized to authenticate and deliver Notes hereunder. Any authenticating agent appointed hereunder shall be a commercial bank, trust company or other financial institution, in each case whose debt securities are rated "Baa3/P-3" or higher or "BBB-/A-3" or higher by a Rating Agency. For all purposes of this Indenture, the authentication and delivery of Notes by the agent appointed pursuant to this Indenture shall be deemed to be the authentication and delivery of such Notes by the Indenture Trustee.

                  SECTION 7.12 NOTICE TO RATING AGENCIES. The Indenture Trustee shall give written notice to any Rating Agency that then maintains a rating on the Notes: (a) if a successor Indenture Trustee is appointed hereunder; (b) if this Indenture is amended or supplemented; (c) if all Notes are no longer Outstanding or are defeased; (d) if there is a change in or an addition to Servicers or Guarantee Agencies or (e) if an Event of Default has occurred and is continuing.

                  SECTION 7.13 INDENTURE TRUSTEE NOT LIABLE FOR ACTS OF THE ISSUER; NO REPRESENTATIONS BY INDENTURE TRUSTEE. The Indenture Trustee shall not be responsible or have any liability for any act of the Issuer. The Indenture Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals, statements and representations of the Issuer in this Indenture and any and all Supplemental Indentures or in the Notes, all of which are made by the Issuer solely. Except with regard to the execution of the certificate of authentication set forth on each Note and as to the authority and eligibility of the Indenture Trustee hereunder and due execution by the Indenture Trustee hereof, the Indenture Trustee makes no representation as to the validity of this Indenture or of the Notes issued hereunder, and the Indenture Trustee shall incur no liability or responsibility in respect of any such matters.

                  SECTION 7.14 INDENTURE TRUSTEE NOT RESPONSIBLE FOR CALCULATION AGENT. The Indenture Trustee shall not be liable or responsible for the actions of or the failure to act by

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

the Calculation Agent under this Indenture or under any Calculation Agent Agreement. The Indenture Trustee may conclusively rely upon any information required to be furnished by the Calculation Agent without undertaking any independent review or investigation of the truth or accuracy of such information.

                  SECTION 7.15 INDEMNIFICATION OF THE INDENTURE TRUSTEE AND EACH ELIGIBLE LENDER TRUSTEE. The Indenture Trustee shall be under no obligation or duty to perform any act at the request of any Holder or to institute or defend any suit in respect thereof unless properly indemnified to its satisfaction as provided in Section 7.1(a) hereof, except as otherwise provided in said Section 7.1(a). The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default or Event of Default of the Issuer hereunder and may conclusively assume that there has been no such default or Event of Default (other than an Event of Default described in Section 8.1(1) hereof) unless it shall have actual notice thereof or unless and until it shall have been specifically notified in writing of such default or Event of Default by a Holder or the Issuer. The Issuer agrees to indemnify (a) the Indenture Trustee for, and to hold it harmless against, any loss, liability, or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and (b) each Eligible Lender Trustee for, and to hold it harmless against, any loss, liability or expenses incurred without negligence or bad faith on its part, arising out of or in connection with (i) the acceptance or administration of the trust or trusts under its respective Eligible Lender Trust Agreement or (ii) the exercise of performance of any of its powers or duties under this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any or its powers or duties under its respective Eligible Lender Trust Agreement or hereunder; provided, however, that any such indemnification shall be payable solely out of the Trust Estate.

                  All expenses and obligations incurred by the Issuer by reason of the indemnification provided for in this Section 7.15 shall be payable solely from, as appropriate, the Trust Estate, including, without limitation, the Excess Surplus Account, in accordance with the provision of Sections 5.5.1,
5.5.4 and 5.5.5 hereof.

                  SECTION 7.16 INTERVENTION BY THE INDENTURE TRUSTEE. The Indenture Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of not less than a majority of the aggregate principal amount of Notes then Outstanding, in any judicial proceeding with respect to this Indenture to which the Issuer is a part and which in the opinion of the Indenture Trustee and its counsel has a substantial bearing on the interest of the Holders of the Notes. The rights and obligations of the Indenture Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Indenture Trustee may, but is not required to, require that an indemnity bond satisfactory to it be provided to it in accordance with Section 7.1(a) hereof before it takes action under this Section.

                  SECTION 7.17 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The

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

Indenture Trustee shall comply with Section 311(a) of the Trust Indenture
Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

                  SECTION 7.18 PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS. The Indenture Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                  Every Holder, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that no one of the Issuer, the Indenture Trustee, any Paying Agent or Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                  SECTION 7.19 SURVIVAL OF CERTAIN PROVISIONS OF THE INDENTURE. The provisions of Sections 7.1(a), 7.3, 7.4, 7.7, 7.8, 7.9 and 7.15 of this
Article VII shall survive the release, discharge and satisfaction of this Indenture.


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                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

                  SECTION 8.1 EVENTS OF DEFAULT. The following shall constitute "Events of Default":

              1.  Failure in the due and punctual payment of:

                  (i) the principal of or interest on any Note when due, either at Final Legal Maturity or upon redemption or otherwise (excluding, however, (a) any shortfall on a Distribution Date other than the Legal Final Maturity of any Series of Notes if Available Funds are insufficient to pay the related Principal Distribution Amount on such date, (b) for so long as any Senior Notes are Outstanding under this Indenture, any shortfall on a Distribution Date other than the Legal Final Maturity of any Series of Subordinate Notes if Available Funds are insufficient to pay the related Noteholders' Interest Distribution Amount on such date, and (c) for so long as any Senior Notes are Outstanding under this Indenture, any deferral in the payment of interest or principal on Subordinate Notes on a Distribution Date other than the Legal Final Maturity of the Subordinate Notes pursuant to Section 5.5.1 hereof and Article IV of the Terms Supplement), or

                  (ii) any Issuer Exchange Payment when due, excluding, however (a) payment in respect of an early termination of the Exchange Agreement, (b) for so long as Senior Notes are Outstanding under this Indenture, any shortfall on a Distribution Date other than the Legal Final Maturity of any series of Subordinate Notes if Available Funds are insufficient to pay any Subordinate Issuer Exchange Payments relating to such Subordinate Notes, and (c) for so long as any Senior Notes are Outstanding under this Indenture, any deferral in the payment of Subordinate Issuer Exchange Payments pursuant to Section 5.5.1 hereof and Article IV of the Terms Supplement;

              2. Failure by the Issuer in the observance and performance of any other of the covenants and agreements of the Issuer contained in this Indenture and the continuation of such failure for a period of 30 days after written notice thereof is given to the Issuer from the Indenture Trustee or from the Holders of at least a majority of the aggregate principal amount of the Notes then Outstanding under this Indenture;

              3. If an order or decree shall be entered, with the consent or acquiescence of the Issuer, appointing a receiver or other custodian for the Trust Estate, or approving a petition filed against the Issuer seeking reorganization or liquidation of the

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

                  Issuer under the federal bankruptcy laws or any other similar state or federal law, or if any such order or decree, having been entered without the consent or acquiescence of the Issuer, shall not be vacated or discharged or stayed on appeal within thirty (30) days after the entry thereof; or any proceeding shall be instituted, with the consent or acquiescence of the Issuer, for the purpose of effecting a composition or other arrangement between the Issuer and its creditors or for the purpose of adjusting the claims of such creditors pursuant to any federal or state statute, if the claims of such creditors are under any circumstances payable from the Trust Estate; or if the Issuer makes an assignment for the benefit of its creditors, or consents to the appointment of a receiver, trustee or other custodian for itself or for the whole or any part of the Trust Estate; or if
                  (i) the Issuer is adjudged insolvent by a court of competent jurisdiction, or (ii) an order, judgment or decree be entered by any court of competent jurisdiction appointing, without the consent of the Issuer, a receiver, trustee or other custodian of the Issuer or of the whole or any substantial part of its property and any of the aforesaid adjudications, orders, judgments or decrees shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof; or if the Issuer shall file a petition or answer seeking reorganization or any arrangement under the federal bankruptcy laws or any other applicable state or federal law; or if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Issuer or of the whole or any substantial part of its property, and such custody or control shall not be terminated within thirty (30) days from the date of assumption of such custody or control;

         4. The entry of a final judgment against the Issuer which judgment constitutes or could result in (a) a lien or charge upon the Available Funds or the Trust Estate equal or superior to the lien granted under this Indenture for the benefit of the Holders of Senior Notes, (b) if there are no Senior Notes Outstanding, a lien or charge upon the Available Funds or the Trust Estate equal or superior to the lien granted under this Indenture for the benefit of the Holders of Subordinate Notes, or (c) which materially and adversely affects the ownership, control or operation of the Program, if such judgment will not be discharged within 60 days from the entry thereof, or if an appeal will not be taken therefrom, or from the order, decree or process upon which or pursuant to which such judgment was granted or entered, in such manner as to conclusively set aside the execution or levy under such judgment, order, decree or process, or the enforcement thereof.

                  Upon the occurrence of an Event of Default,

         (a) in the case of an Event of Default described in clause (1) above, so long as such Event of Default shall not have been remedied, unless the principal of all of the Notes shall have already become due and payable, the Indenture Trustee may, and upon written request of the Holders of at least a majority of the aggregate principal amount of the Outstanding Directing Notes, the Indenture Trustee shall, by written notice to the Issuer, declare the principal of all the

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


Notes then Outstanding and the interest and Carryover Interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything contained in the Indenture or in any of the Notes to the contrary notwithstanding; or

         (b) in the case of an Event of Default described in clauses (2) and (4) above, so long as such Event of Default shall not have been remedied, unless the principal of all of the Notes shall have already become due and payable, the Indenture Trustee may, and upon written request of all of the Holders of the Directing Notes then Outstanding in the case of an Event of Default under clause
(2) above and at least a majority of the aggregate principal amount of the Directing Notes then Outstanding in the case of an Event of Default under clause
(4) above, the Indenture Trustee shall, by written notice to the Issuer, declare the principal of all the Notes then Outstanding and the interest and Carryover Interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything contained in the Indenture or in any of the Notes to the contrary notwithstanding; or

         (c) in the case of any Event of Default described in clause (3) above, so long as such Event of Default shall not have been remedied, the principal of and all accrued interest and Carryover Interest, if any, on the Notes then Outstanding shall become immediately due and payable without notice or any action by the Indenture Trustee of any kind and a declaration of such acceleration shall be deemed to have been made.

                  The right of the Indenture Trustee to make any such declaration as aforesaid, however, is subject to the condition that if, at any time after such declaration, but before any judgment or decree for the payment of moneys due shall have been obtained or entered unless the same has been discharged:

         1. all defaults under the Notes or under the Indenture (other than the payment of principal and interest due and payable solely by reason of such declaration) shall have been cured to the satisfaction of the Indenture Trustee or provision deemed by the Indenture Trustee to be adequate shall have been made therefor, and

         2. the following amounts shall either have been paid by or for the account of the Issuer or provision satisfactory to the Indenture Trustee shall have been made for such payment:

              (i) all overdue installments of interest upon (a) the Senior Notes for so long as any Senior Notes are Outstanding, or (b) the Subordinate Notes if no Senior Notes are Outstanding, and

              (ii)the reasonable and proper charges, expenses and liabilities of the Indenture Trustee, any Exchange Counterparty and the Noteholders and their respective agents and attorneys, and all other sums then payable by the Issuer under this Indenture (except the principal of and interest accrued since the next preceding

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

                  Distribution Date on the Notes due and payable solely by virtue of such declaration),

then, the Holders of at least a majority of the aggregate principal amount of the Directing Notes then Outstanding, by written notice to the Issuer and to the Indenture Trustee, may rescind such declaration with respect to the Notes and annul such Event of Default with respect to the Notes, or, if the Indenture Trustee has acted with respect to the Notes without a direction from the Holders of at least a majority of the aggregate principal amount of the Directing Notes Outstanding at the time of such request, and if there has not been theretofore delivered to the Indenture Trustee written direction to the contrary by the Holders of at least a majority of the aggregate principal amount of the Directing Notes then Outstanding, then the Indenture Trustee may annul, by written notice to the Issuer, such declaration and any such default with respect to the Notes and its consequences will be annulled; provided that no such rescission and annulment will extend to or affect any subsequent Event of Default or impair or exhaust any right or power consequent thereon.

                  Upon any declaration of acceleration of the Notes hereunder, the Indenture Trustee shall give notice of such declaration and its consequences to Holders and to any related Exchange Counterparty in the manner set forth in
Section 8.8 hereof. Notice of such acceleration having been given as aforesaid, anything contained in this Indenture or in the Notes to the contrary notwithstanding, interest and Carryover Interest, if any, shall cease to accrue on the Notes from and after the date set forth in such notice (which shall be not more than five (5) days from the date of such declaration).

                  SECTION 8.2 INSPECTION OF BOOKS AND RECORDS. The Issuer covenants that if an Event of Default shall have happened and shall not have been remedied, the books of record and account of the Issuer and the Servicers relating to the Program shall at all times, at reasonable hours and under reasonable circumstances, be subject to the inspection and use of the Indenture Trustee and any Holder of at least ten percent (10%) of the aggregate principal amount of Notes then Outstanding and of their respective agents and attorneys.

                  The Issuer covenants that if an Event of Default shall have happened and shall not have been remedied, the Issuer will continue to account, as a Indenture Trustee of an express trust, for all moneys, securities and property pledged under this Indenture.

                  SECTION 8.3 APPLICATION OF MONEYS. In the event that an Event of Default shall have occurred and be continuing and at any time the moneys held by the Indenture Trustee will be insufficient for the payment of (i) the principal of and interest then due on the Notes and/or (ii) any Issuer Exchange Payment, such moneys (other than moneys held for the payment or redemption of particular Notes, which proceeds and moneys shall be applied solely to the payment of principal and interest to Holders other than the Issuer) and all Available Funds received or collected from the Trust Estate or otherwise for the benefit or for the account of Holders and/or an Exchange Counterparty by the Indenture Trustee shall be applied first to the payment of the costs and expenses of the proceedings resulting in the collection of such moneys, the expenses, liabilities and advances incurred or made by the Indenture Trustee in connection

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

with such proceedings and to the payment of the other reasonable and proper fees and expenses of the Indenture Trustee under this Indenture and of such other expenses as are necessary in the judgment of the Indenture Trustee to prevent loss of Available Funds and to protect the interests of the Holders and/or each Exchange Counterparty, and thereafter as follows:

                  1. If the principal of all of the Notes shall not have become or has not been declared due and payable,

                  FIRST, to the payment to the Persons entitled thereto of all installments of interest then due on the Senior Notes (including any interest on overdue principal at the rate borne by the respective Senior Notes), and to each Senior Exchange Counterparty of all Senior Issuer Exchange Payments then due, in the order that such installments of interest and/or Senior Issuer Exchange Payments shall have become due, and, if the amounts available shall not be sufficient to pay in full all installments of interest and/or Senior Issuer Exchange Payments coming due on the same date, then to the payment thereof ratably, according to the amount due thereon, to such Persons entitled thereto, without any discrimination or preference; and

                  SECOND, to the payment to the Persons entitled thereto, of the unpaid Noteholders' Principal Distribution Amount and/or principal due and unpaid on the Senior Notes at the time of such payment without preference or priority of any Senior Notes over any other Senior Notes, ratably, according to the Noteholders' Principal Distribution Amount and/or amounts due for principal, to such Persons entitled thereto without any discrimination or preference; and

                  THIRD, to the payment to the Persons entitled thereto of all installments of interest then due on the Subordinate Notes (including any interest on overdue principal at the interest rates borne by the respective Subordinate Notes), and to each Subordinate Exchange Counterparty of all Subordinate Issuer Exchange Payments then due, in the order that such installments of interest and/or Subordinate Issuer Exchange Payments shall have become due, and, if the amounts available shall not be sufficient to pay in full all installments of interest and/or Subordinate Issuer Exchange Payments coming due on the same date, then to the payment thereof ratably, according to the amount due thereon, to such Persons entitled thereto, without any discrimination or preference; and

                  FOURTH, to the payment to the Persons entitled thereto of the unpaid Noteholders' Principal Distribution Amount and/or principal due and unpaid on the Subordinate Notes at the time of such payment without preference or priority of any Subordinate Notes over any other Subordinate Notes, ratably, according to the amounts due for principal, to such Persons entitled thereto without any discrimination or preference.

                  2. If the principal of all of the Notes shall have become or have been declared due and payable,

                  FIRST, to the payment of the principal and interest then due and unpaid on the Senior Notes and all Senior Issuer Exchange Payments then due, without preference or priority of principal over interest or over any Senior Issuer Exchange Payment, or of interest over principal or over any Senior Issuer Exchange Payment, of any installment of interest over any

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

other installment of interest, or of any Senior Note over any other Senior Note, or of any Senior Issuer Exchange Payment over any other Senior Issuer Exchange Payment, ratably, according to the amounts due respectively for principal and interest, and all Senior Issuer Exchange Payments to the Persons entitled thereto without any discrimination or preference; and

                  SECOND, to the payment of the principal and interest then due and unpaid on the Subordinate Notes and all Subordinate Issuer Exchange Payments due, without preference or priority of principal over interest or over any Subordinate Issuer Exchange Payment, of interest over principal or over any Subordinate Issuer Exchange Payment, of any installment of interest over any other installment of interest, or of any Subordinate Note over any other Subordinate Note, or of any Subordinate Issuer Exchange Payment over any other Subordinate Issuer Exchange Payment, ratably, according to the amounts due respectively for principal and interest, and any Subordinate Issuer Exchange Payment to the Persons entitled thereto without any discrimination or preference; and

                  THIRD, to the payment of all Carryover Interest due and unpaid on the Senior Notes, without preference or priority of any Senior Notes over any other Senior Notes, ratably, according to the amounts due for Carryover Interest, to the Persons entitled thereto without any discrimination or preference.

                  Whenever moneys are to be applied pursuant to the foregoing paragraphs, such moneys shall be applied at such times, and from time to time, as the Indenture Trustee in its sole discretion shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Indenture Trustee shall exercise such discretion, it shall fix the date upon which application is to be made, and upon such date interest and Carryover Interest, if any, on the amounts of principal to be paid on such date shall cease to accrue on the Notes. The Indenture Trustee shall give such notice as it may deem appropriate of the fixing of any such date and shall not be required to make payment to the Holder of any unpaid Note unless such Note is presented for appropriate endorsement.

                  Whenever moneys are to be applied pursuant to the foregoing paragraphs, irrespective of and whether other remedies authorized shall have been pursued in whole or in part, the Indenture Trustee may cause any or all of the Trust Estate to be sold. The Indenture Trustee may, with or without entry, so sell the Trust Estate and all right, title, interest, claim and demand thereto and the right of redemption thereof, in one or more parts, at any such place or places, and at such time or times and upon such notice and terms as the Indenture Trustee may deem appropriate and as may be required by law and apply the proceeds thereof in accordance with the provisions of this Section 8.3. Upon such sale, the Indenture Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all Persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. Nevertheless, the Issuer and/or each Eligible Lender Trustee, if so requested by the Indenture Trustee, shall ratify and confirm any sale or sales by executing and

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

delivering to the Indenture Trustee or to such purchaser or purchasers all such instruments as may be necessary or in the judgment of the Indenture Trustee and/or such Eligible Lender Trustee proper for the purpose which may be designated in such request.

                  The Indenture Trustee shall not sell or permit the sale or assignment of any Financed Student Loans or any interest therein (as a part of the Trust Estate) to any Person who is not an eligible lender under the Higher Education Act if such Act or the regulations thereunder, or either of them, in force and effect at the time, prohibit the same.

                  If and whenever all overdue installments of interest on all Notes, and all overdue Issuer Exchange Payments, together with the reasonable and proper charges, expenses and liabilities of the Indenture Trustee, each Exchange Counterparty, the Holders of Notes, their respective agents and attorneys, and all other sums payable by the Issuer under this Indenture, including the principal of and accrued and unpaid interest on all Notes and amounts due under each Exchange Agreement which shall then be payable by declaration or otherwise, shall either be paid in full by or for the account of the Issuer or provision satisfactory to the Indenture Trustee shall be made for such payment, and all Events of Default under this Indenture or the Notes shall be made good or secured to the satisfaction of the Indenture Trustee or provision deemed by the Indenture Trustee to be adequate shall be made therefor, thereupon the Issuer and the Indenture Trustee shall be restored, respectively, to their former positions and rights under this Indenture, and all Available Funds shall thereafter be applied as provided in Article V hereof. No such resumption of the application of Available Funds as provided in Article V hereof shall extend to or affect any subsequent Event of Default under this Indenture or impair any right consequent thereon.

                  SECTION 8.4 SUITS AT LAW OR IN EQUITY; DIRECTION OF ACTION BY HOLDERS. If an Event of Default shall happen and shall not have been remedied within the applicable time period, if any, provided herein, then and in every such case, the Indenture Trustee either in its own name or as trustee of an express trust, or as attorney-in-fact for the Holders and/or each such Exchange Counterparty or in any one or more of such capacities by its agents and attorneys, shall be entitled and empowered to proceed forthwith to institute such suits, actions and proceedings at law or in equity against the Issuer for the collection of all sums due in connection with the Notes and any Issuer Exchange Payment and to protect and enforce its rights and the rights of the Holders and each Exchange Counterparty under this Indenture for the specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for an accounting as Indenture Trustee of any express trust, or in the enforcement of any legal or equitable right as the Indenture Trustee, being advised by counsel, shall deem most effectual to enforce any of its rights, or to perform any of its duties under this Indenture. The Indenture Trustee shall be entitled and empowered either in its own name or as a trustee of an express trust, or as attorney-in-fact for the Holders and/or each such Exchange Counterparty, or in any one or more of such capacities, to file such proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Holders and any Exchange Counterparty allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings. For this purpose, subject to the provisions of Section 8.10 hereof, the Indenture Trustee is hereby irrevocably appointed the true

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

and lawful attorney-in-fact of the respective Holders and any Exchange Counterparty (and the successive Holders by taking and holding the same shall be conclusively deemed to have so appointed the Indenture Trustee) with authority to make and file in the respective names of the Holders and any Exchange Counterparty any such proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings, and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all acts and things for and on behalf of the Holders and any Exchange Counterparty as may be necessary or advisable in the opinion of the Indenture Trustee in order to have the respective claims of the Indenture Trustee and the Holders and any Exchange Counterparty allowed in any such proceedings and to receive payment of and on account of such claims.

                  All rights of action under this Indenture may be enforced by the Indenture Trustee without the possession of any of the Notes or any of the Exchange Agreements or the production thereof in any suit, action or other proceeding.

                  The Holders of at least a majority in aggregate principal amount of the Outstanding Directing Notes shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Indenture Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture; provided that (i) such direction shall not be otherwise than in accordance with the provisions of law and this Indenture ; (ii) the Indenture Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, other than by effect of the subordination of any of their interests hereunder; and (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

                  In case the Indenture Trustee shall have proceeded to enforce any right or remedy under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case the Issuer and the Indenture Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, the Transfer and Sale Agreement and the Ancillary Agreements (subject, however, to such determination), and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings have been taken.

                  SECTION 8.5 SUITS BY INDIVIDUAL HOLDERS OR AN EXCHANGE COUNTERPARTY. Except as otherwise specifically provided in this Section 8.5, no Holder or Exchange Counterparty shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of any provision of, or the execution of any trust or for any remedy under, this Indenture unless
(i) such Holder or Exchange Counterparty, as the case may be, previously shall have given to the Indenture Trustee notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, (ii) with respect to any Exchange Counterparty, such Exchange Counterparty is not in default of its obligations under its respective Exchange Agreement, all obligations of all the parties under such Agreement have not been satisfied and such Exchange Agreement has not been terminated, (iii) the Holders of not less than a majority in aggregate

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


principal amount of the Directing Notes then Outstanding shall have filed a written request with the Indenture Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued that such suit, action or proceeding be instituted, (iv) there shall have been offered to the Indenture Trustee reasonable security and indemnity against the costs, expenses and liability to be incurred therein or thereby, (v) the Indenture Trustee for a period of thirty (30) days after the receipt by it of such notice, request and offer of indemnity shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding, or the Indenture Trustee shall at any time after such receipt have stated in writing that it shall not so proceed, and (vi) no direction inconsistent with such written request shall have been given to the Indenture Trustee pursuant to Section 8.4 hereof by the Holders of at least a majority in aggregate principal amount of the Directing Note then Outstanding; it being understood and intended that, except as otherwise above provided, neither an Exchange Counterparty nor one or more Holders shall have any right in any manner whatsoever by its or their action to affect, disturb or prejudice the pledge created by this Indenture, or to enforce any right under this Indenture except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided for the benefit of Holders and each Exchange Counterparty.

                  Notwithstanding any other provision in this Indenture, each Holder and each Exchange Counterparty shall have the right, which is absolute and unconditional as to the payment, respectively, of principal and interest and which is limited and conditional as to the payment of Carryover Interest, to receive payment of the principal of, and interest and Carryover Interest, if any, on such Holder's Note in accordance with the terms thereof and hereof and of each Issuer Exchange Payment, and, upon the occurrence of an Event of Default with respect thereto, to institute suit for the enforcement of any such payment, and nothing in this Indenture shall affect or impair the right of any Holder or Exchange Counterparty to enforce the payment, respectively, of the principal of and interest and Carryover Interest, if any, on any Note at and after the maturity thereof and of each Issuer Exchange Payment at the time, place, from the source and in the manner provided herein.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of any Note to receive payment of the principal of and interest and Carryover Interest on such Note, on or after the respective due dates expressed in such Note, or the right of any Exchange Counterparty to receive payment of any Issuer Exchange Payment, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 8.6 REMEDIES NOT EXCLUSIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Indenture Trustee, the Holders or an Exchange Counterparty is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Indenture or existing at law or in equity or by statute on or after the date of adoption of this Indenture.

                  SECTION 8.7 WAIVERS OF DEFAULT. No delay or omission of the Indenture Trustee, any Holder or any Exchange Counterparty to exercise any right or power arising upon

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

the happening of an Event of Default shall impair any right or power or shall be construed to be a waiver of any such Event of Default or to be an acquiescence therein and every power and remedy given by this Article VIII to the Indenture Trustee, the Holders or any Exchange Counterparty may be exercised from time to time and as often as may be deemed necessary by the Indenture Trustee, such Holders or any Exchange Counterparty. No waiver of any Event of Default hereunder, whether by the Indenture Trustee, any Holder or any Exchange Counterparty, shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

                  Prior to a declaration accelerating the maturity of the Notes as provided in Section 8.1 hereof, the Holders of not less than two-thirds (2/3) in principal amount of the Directing Notes at the time Outstanding and each Exchange Counterparty (so long as such Exchange Counterparty is not in default of its obligations under its respective Exchange Agreement and such Exchange Agreement has not be terminated), or their attorneys-in-fact duly authorized, may, on behalf of the Holders of all of the Notes and each such Exchange Counterparty, respectively, waive any past failure under this Indenture and its consequences with respect to the Notes, except a failure in payment of the principal of or interest on any of the Notes. The Indenture Trustee shall, upon the written request of an Exchange Counterparty, except as otherwise provided in the next succeeding paragraph, waive any failure in the payment of an Issuer Exchange Payment to such Exchange Counterparty. No such waiver shall extend to any subsequent or other failure or impair any right consequent thereon.

                  SECTION 8.8 NOTICE OF EVENTS OF DEFAULT. The Indenture Trustee shall give written notice to each Exchange Counterparty and all Holders by registered mail of all Events of Default known to the Indenture Trustee, unless such Event of Default shall have been cured before the giving of such notice, within ninety (90) days of the occurrence of the Event of Default or what would be an Event of Default but for a period of grace provided herein, provided, however, that if the Indenture Trustee does not become aware of such an Event of Default until after such 90-day period, then in such case the Indenture Trustee shall give notice of such Event of Default at the earliest practicable date within thirty (30) days after the Indenture Trustee becomes aware of the occurrence of an Event of Default.

                  SECTION 8.9 COMPUTATIONS. For the purposes of this Article VIII and Section 7.1(a)(iii)(C) hereof, in determining whether the Holders of a required principal amount of Notes have concurred in any such direction or consent, Notes owned by the Issuer, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, shall be disregarded, except for purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction or consent, only Notes which the Indenture Trustee knows are so owned shall be so disregarded.

                  SECTION 8.10 ARTICLE SUBJECT TO CERTAIN PROVISIONS. The provisions of this Article VIII are subject to the provisions of Section 7.8 hereof.

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


                                   ARTICLE IX

                     AMENDING AND SUPPLEMENTING OF INDENTURE

                  SECTION 9.1 AMENDING AND SUPPLEMENTING OF INDENTURE WITHOUT CONSENT OF HOLDERS. The Issuer, each Eligible Lender Trustee and the Indenture Trustee, with the written confirmation from each Rating Agency then rating the Notes that execution of the proposed Supplemental Indenture will not adversely affect the rating of such Rating Agency on the Outstanding Notes (provided, however, that such written confirmation shall not be required for a Supplemental Indenture executed pursuant to item (14) of this Section 9.1), from time to time and at any time and without the consent or concurrence of any Holder, may execute a Supplemental Indenture for any one or more of the following purposes:

                  (1) To make any changes or corrections in this Indenture as are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or omission or mistake or manifest error contained in this Indenture or to insert in this Indenture such provisions clarifying matters or questions arising under this Indenture as are necessary or desirable;

                  (2) To add additional covenants and agreements of the Issuer for the purpose of further securing the payment of the Notes;

                  (3) To surrender any right, power or privilege reserved to or conferred upon the Issuer by the terms of this Indenture;

                  (4) To confirm as further assurance any lien, pledge, security interest, assignment or charge, or the subjection to any lien, pledge, security interest, assignment or charge, created or to be created by the provisions of this Indenture;

                  (5) To grant to or confer upon the Holders any additional rights, remedies, powers, authority or security that lawfully may be granted to or conferred upon them, or to grant to or to confer upon the Indenture Trustee for the benefit of the Holders or an Exchange Counterparty any additional rights, duties, remedies, powers or authority;

                  (6) To make such amendments to this Indenture as are required to permit the Indenture Trustee fully to comply with the Higher Education Act, or as required in order for this Indenture, as amended by such Supplemental Indenture, not to be contrary to the terms of the Higher Education Act;

                  (7) To make such amendments to this Indenture as may be necessary or convenient to provide for issuance of the Notes in coupon form or issuance and registration of the Notes in book-entry form and to provide for other related provisions of the Notes;

                  (8) To modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to maintain the qualification hereof or thereof


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         under the Trust Indenture Act or any similar federal statute hereafter in effect, and, if the Issuer and the Indenture Trustee so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by the Trust Indenture Act or similar federal statute, and which shall not materially adversely affect the interests of the Holders of the Notes;

                  (9) To authorize the establishment of agreements providing for the pledge of funds in excess of the amount required to pay principal of and interest on the Notes hereunder to other indentures, and for the pledge of such funds under other indentures to this Indenture;

                  (10) To permit any changes or modifications hereof required
         (a) by a Rating Agency to maintain the outstanding rating on the Notes or (b) by the issuer of (i) a policy of bond insurance or (ii) any similar financial guaranty insuring the payment of the principal of and interest on any Notes to obtain an internal rating of at least investment grade or as a condition of the issuance of such insurance or guaranty;

                  (11) To make the terms and provisions of this Indenture, including the lien and security interest granted herein, applicable to an Exchange Agreement;

                  (12) To make such amendments to this Indenture as may be necessary to permit the Issuer to make loans under the Higher Education Act;

                  (13) To provide for the issuance of credit enhancement, including, but not limited to, a policy of bond insurance, with respect to any Series of Notes;

                  (14) To add any additional Eligible Lender Trustee or replace any existing Eligible Lender Trustee; or

                  (15) To make any other amendment which, in the judgment of the Indenture Trustee, is not to the material prejudice of the Indenture Trustee, the Holders or any Exchange Counterparty.

                  The Issuer, each Eligible Lender Trustee and the Indenture Trustee, from time to time and at any time without the consent or concurrence of any Holder, may execute a Supplemental Indenture, if the Issuer determines that the provisions of such Supplemental Indenture are necessary or desirable to maximize Available Funds.

                  SECTION 9.2 AMENDMENT OF INDENTURE WITH CONSENT OF HOLDERS AND EXCHANGE COUNTERPARTIES. The Issuer, each Eligible Lender Trustee and the Indenture Trustee from time to time and at any time may execute a Supplemental Indenture, with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the Directing Notes then Outstanding (or, with respect to any change affecting only certain Series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of such Series) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying or amending the rights and obligations of the Issuer

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



hereunder, or modifying or amending in any manner the rights of an Exchange Counterparty or the Holders of Notes then Outstanding; PROVIDED, HOWEVER, that, without the specific consent of the Holder of each such Note which would be affected thereby, no Supplemental Indenture amending or supplementing the provisions hereof shall: (1) change the Legal Final Maturity for the payment of the principal of any Note or any date for the payment of interest thereon, or reduce the principal amount of any Note or, except on an Interest Determination Date, the Series Interest Rate thereon; or (2) reduce the aforesaid proportion of Notes the Holders of which are required to consent to any Supplemental Indenture amending or supplementing the provisions of the Indenture; or (3) except as shall be otherwise provided herein, give to any Note any preference over any other Notes secured hereby; or (4) except as shall be otherwise provided herein, authorize the creation of any pledge of the Trust Estate or all right, title and interest of the Issuer and the Initial Co-Owner Eligible Lender Trustee in the Transfer and Sale Agreement or the Ancillary Agreements prior, superior or equal to, or deprive the Holders or any Exchange Counterparty of, the pledge, lien, security interest and assignment created herein for the payment of the Notes or any Issuer Exchange Payment.

                  It shall not be necessary that the consents of the Holders approve the particular form of wording of the proposed amendment or supplement or of the Supplemental Indenture effecting such amendment or supplement, but it shall be sufficient if such consents approve the substance of the proposed amendment or supplement.

                  SECTION 9.3 EFFECTIVENESS OF SUPPLEMENTAL INDENTURE. Upon the execution pursuant to this Article IX by the Issuer, each Eligible Lender Trustee and the Indenture Trustee of any Supplemental Indenture amending or supplementing the provisions of this Indenture or at such later date as may be specified in such Supplemental Indenture, this Indenture shall be amended or supplemented in accordance with such Supplemental Indenture.

                  SECTION 9.4 SUPPLEMENTAL INDENTURE AFFECTING INDENTURE TRUSTEE. The Indenture Trustee shall not be required to execute any Supplemental Indenture changing, amending or modifying any of the rights, duties and obligations of the Indenture Trustee.

                  SECTION 9.5 SUPPLEMENTAL INDENTURES AFFECTING CERTAIN REQUIREMENTS OF THE HIGHER EDUCATION ACT. No Supplemental Indenture amending the provisions of this Indenture which prohibit the transfer of, or the granting of a security interest in, Financed Student Loans (or any security interest therein) to persons other than eligible lenders under the Higher Education Act shall be effective unless the Higher Education Act shall have been amended to permit such a transfer or grant.

                  SECTION 9.6 COMPLIANCE OF SUPPLEMENTAL INDENTURES WITH TRUST INDENTURE ACT. Each Supplemental Indenture executed pursuant to this Article IX and amending the provisions of this Indenture shall be in full compliance with all the provisions of the Trust Indenture Act on and after the date of its execution and delivery.


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


                                    ARTICLE X

              DEFEASANCE; MONEYS HELD FOR PAYMENT OF DEFEASED NOTES

                  SECTION 10.1 TRUST IRREVOCABLE. The trust created by this Indenture shall be irrevocable until the indebtedness secured hereby has been fully paid or provision for the payment thereof has been made as provided in this Article X.

                  SECTION 10.2 DISCHARGE OF LIENS AND PLEDGES; NOTES NO LONGER OUTSTANDING AND DEEMED TO BE PAID. The Notes of the Issuer under this Indenture and the liens, pledges, security interests, charges, trusts, assignments, covenants and agreements of the Issuer and each Eligible Lender Trustee, herein made or provided for, shall be fully discharged and satisfied as to: (a) any Note, when either of items (i) or (ii) below shall have occurred; (b) any Program Operating Expenses, when item (iii) below shall have occurred; (c) any Exchange Agreement, when item (iv) below shall have occurred; and (d) Carryover Interest, when item (v) below shall have occurred, and such Note, Program Operating Expense. Exchange Agreement or Carryover Interest shall no longer be deemed to be Outstanding hereunder (provided, however, that this Indenture shall not be deemed defeased unless and until all of the following shall have occurred):

         (i)      when such Note shall have been canceled;

         (ii) as to any Note not canceled, when payment of the principal of such Note, plus interest on such principal to the due date thereof (whether such due date is by reason of maturity or upon redemption, or otherwise), either:

                  (a) shall have been made or caused to be made in accordance with the terms thereof, or

                  (b) shall have been provided for by an irrevocable deposit with the Indenture Trustee or the Authenticating Agent, which is irrevocably appropriated and set aside exclusively for such payment, and which is derived from a source which is not a transfer of property voidable under Sections 544 or 547 of the United States Bankruptcy Code, (accompanied by an opinion of counsel experienced in bankruptcy matters to that effect), should the Issuer be a debtor under such Code of:

                           (1)      moneys sufficient to make such payment,
                                    and/or

                           (2) Eligible Investments (which for the purpose of this Article X shall include only those obligations which are described in item (a) of the definition thereof in Section 5.7 hereof and which are not subject to call for redemption prior to maturity), maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment, the sufficiency of said moneys or Eligible Investments to be verified


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


                                    in writing by a firm of independent
                                    certified public accountants;

         (iii) when all Program Operating Expenses then owed by the Issuer, including related necessary and proper fees, compensation and expenses of the Indenture Trustee, each Eligible Lender Trustee and the Authenticating Agent, if any, when they shall have been paid or the payment thereof provided for to the satisfaction of the Indenture Trustee;

         (iv) in the case of payment of any Issuer Exchange Payment pursuant to Section 5.8 hereof and the applicable Exchange Agreement, when payment of all Issuer Exchange Payments due and payable to each Exchange Counterparty under its respective Exchange Agreement has been made or duly provided for to the satisfaction of each Exchange Counterparty and each Exchange Agreement has been terminated and

         (v) in the case of payment of any amount of Carryover Interest, when the first of the following occurs:

                  (a) payment of all such Carryover Interest that has accrued and remains unpaid has been made or duly provided for to the satisfaction of such Indenture Trustee; or

                  (b) all amounts held in the Funds and Accounts hereunder which are available pursuant to the provisions of this Indenture to pay Carryover Interest have been paid out, and no further amounts, or assets the proceeds of which could be used to pay Carryover Interest, are so available hereunder to make payment of Carryover Interest.

                  At such time as an Note shall be deemed to be no longer Outstanding, hereunder, as aforesaid, such Note shall cease to accrue interest from the due date thereof (whether such due date is by reason of maturity, or upon redemption, or otherwise), or, in the case of any Note paid after the due date thereof, from the date of such payment or provision for payment as aforesaid, and shall no longer be secured by or entitled to the benefits of this Indenture and the Holder of such Note thereafter shall be entitled only to payment out of such moneys or Eligible Investments.

                  Notwithstanding the foregoing, in the case of Notes which are to be redeemed prior to their stated maturities, no deposit under clause (b) of subparagraph (ii) above shall constitute such payment, discharge and satisfaction as aforesaid until proper notice of such redemption shall have been given in accordance with Article IV hereof or provision satisfactory to the Indenture Trustee shall have been irrevocably made for the giving of such notice.

                  Anything in Article IX hereof to the contrary notwithstanding, if moneys and/or Eligible Investments have been deposited or set aside with the Indenture Trustee pursuant to this Section for the payment of Notes and such Notes shall be deemed to have been paid and to be no longer Outstanding hereunder as provided in this Section, but such Notes shall not have in fact been actually paid in full, no amendment to the provisions of this Section shall be made without the consent of the Holder of each Note affected thereby.

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

                  The Issuer may at any time cause to be canceled any Note previously executed and delivered which the Issuer may have acquired in any manner whatsoever, and such Note upon such surrender for cancellation shall be deemed to be paid and no longer Outstanding hereunder.

                  Notwithstanding any provision of any other Section of this Indenture which may be contrary to the provisions of this Section, all moneys or Eligible Investments set aside and held in trust pursuant to the provisions of this Section for the payment of the Notes described in items (a) and (c) of the first paragraph of this Section 10.2 (including, without limitation, any accrued but unpaid interest on items (a) and (c)) shall be applied to and used solely for the payment of the particular Notes with respect to which such moneys and Eligible Investments have been so set aside in trust.

                  In no event shall the Indenture Trustee deliver over to the Issuer any Financed Student Loans unless the Issuer is at the time an eligible lender under the Higher Education Act, if the Higher Education Act as then in effect then requires the owner or holder of Student Loans to be an eligible lender. If to be the owner or holder of Student Loans, the Issuer is required to be an eligible lender under the Higher Education Act, it shall evidence the fact that it is an eligible lender under the Higher Education Act by a written certificate to that effect delivered to the Indenture Trustee. If the Higher Education Act does not permit the Issuer to be the owner or holder of Student Loans, then such Financed Student Loans shall remain in the name of an Eligible Lender Trustee, or its duly appointed and qualified successor, for the benefit of the Issuer.

                  SECTION 10.3 NOTES NOT PRESENTED FOR PAYMENT WHEN DUE; MONEYS HELD FOR THE NOTES AFTER DUE DATE THEREOF. Subject to the provisions of the next sentence of this Section 10.3, if any Note shall not be presented for payment when the principal thereof shall become due, whether at maturity or at the date fixed for the redemption thereof, or otherwise, and if moneys and/or Eligible Investments shall at such due date be held by the Indenture Trustee, in trust for that purpose sufficient and available to pay the principal of such Note, together with all interest and Carryover Interest, if any, due and payable pursuant to the provisions of this Indenture on such principal, to the due date thereof, or to the date fixed for redemption thereof, as the case may be, all liability of the Issuer for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Indenture Trustee, to hold said moneys and/or Eligible Investments without liability to the Holder of such Note for interest thereon, in trust for the benefit of the Holder of such Note, who thereafter shall be restricted exclusively to said moneys and/or Eligible Investments for any claim of whatever nature on its part on or with respect to said Note, including for any claim for the payment thereof; provided, however, that any such moneys and/or Eligible Investments held by the Indenture Trustee remaining unclaimed by the Holders of such Notes for four (4) years after the principal of the respective Notes with respect to which such moneys and/or Eligible Investments have been so set aside has become due and payable (whether at maturity or upon redemption or otherwise) shall be paid to the Issuer free from the trusts created by this Indenture, and all liabilities of the Indenture Trustee with respect to such moneys and/or Eligible Investments shall cease. In such event such Holders shall thereafter be deemed to be general unsecured creditors of the Issuer for

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

the amounts so paid to the Issuer (without interest thereon), subject to any applicable statute of limitation.





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


                                   ARTICLE XI

                               MEETINGS OF HOLDERS


                  SECTION 11.1 PURPOSES OF MEETINGS. A meeting of Holders of the Notes, or of the Holders of any Series of Notes, may be called at any time and from time to time pursuant to the provisions of this Article XI, to the extent relevant to the Holders of all of the Notes or of Notes of that Series, as the case may be, to take any action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, or of that Series, under any provision of this Indenture or authorized or permitted by law.

                  SECTION 11.2 CALL OF MEETINGS; PLACE OF MEETINGS. The Indenture Trustee may, but is not obligated to, call at any time a meeting of Holders pursuant to this Article to be held at any reasonable time and place which the Indenture Trustee shall determine. Notice of that meeting, setting forth the time and the place of the meeting and, in general terms, the subject thereof and the action proposed to be taken, shall be mailed not fewer than fifteen (15) or nor more than ninety (90) days prior to the date determined for the meeting. That notice shall be mailed to each Holder at the close of business on the 15th day preceding the mailing of the notice at its address as it appears on the books of registry maintained by the Indenture Trustee pursuant to Section
2.4 hereof on that 15th day preceding the mailing. The date of determination of Holders for purposes of the mailing shall constitute the record date for the meeting.

                  At any time, the Issuer or the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, or if applicable, the affected Series of Outstanding Notes, may request the Indenture Trustee in writing to call a meeting of respective Holders. The request shall describe in general terms the subject of the meeting and the action proposed to be taken. If the Indenture Trustee shall not have mailed the notice of the meeting within twenty (20) days after receipt of the request, the Issuer or the Holders of Notes in the amount described above, as the case may be, may determine a reasonable time and place of the meeting and may call the meeting to take any action authorized in this Article, by mailing notice thereof as provided above.

                  Any meetings of Holders, or the Holders of any Series of Outstanding Notes affected by a particular matter, shall be valid without notice, if

                           (a)  the Holders of all Outstanding Notes, or if
applicable, the affected Series of Outstanding Notes, are present in person or by proxy; or notice is waived before or after the meeting by the Holders of all Outstanding Notes, or if applicable, the affected Series of Outstanding Notes, who were not so present at the meeting; and

                           (b)  the Issuer and the  Indenture  Trustee are
either present by duly authorized representatives or have waived notice, before or after the meeting.

                  SECTION 11.3 MEETINGS; REGULATIONS OF THE INDENTURE TRUSTEE.

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

Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make any reasonable regulations which it may deem to be advisable for meetings of Holders, with regard to

                           (a)      proof of the holding of Outstanding Notes
and of the appointment of proxies;

                           (b)      the appointment and duties of inspectors of
votes;

                           (c)      recordation of the proceedings of those
meetings;

                           (d)      the execution, submission and examination
of proxies and other evidence of the right to vote; and

                           (e)      any other matters concerning the conduct,
adjournment or reconvening of meetings which it may consider to be necessary or desirable.

                  The Indenture Trustee shall appoint a temporary chair of the meeting by an instrument or document in writing, unless the meeting shall have been called by the Issuer or Holders, in which case the Issuer or the Holders calling the meeting, as the case may be, shall appoint a temporary chair in like manner. A permanent chair and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Outstanding Notes represented at the meeting and entitled to vote.

                  SECTION 11.4 VOTING; SPEAKING AT MEETING; RECORD OF MEETING. To be entitled to vote at any meeting of Holders, a Person shall

                  (a) be a Holder of one or more Outstanding Notes, or if applicable, of the affected Series of Outstanding Notes, as of the record date for the meeting as determined above; or

                  (b) be a person appointed in writing by an instrument or document as proxy by a Holder, as of the record date for the meeting, of one or more Outstanding Notes or, if applicable, of the affected Series of Outstanding Notes.

                  The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at the meeting and their counsel, any representatives of the Issuer and its counsel. Each Holder or proxy shall be entitled to one vote for each $5,000 principal amount of Outstanding Notes held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Notes challenged as not Outstanding and ruled by the chair of the meeting to be not Outstanding.

                  The chair of the meeting shall have no right to vote other than by virtue of Notes held by him or her or of instruments or documents described above duly designating him or her as the person entitled to vote on behalf of other Holders. Any meeting duly called pursuant to the provisions of this Article XI may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

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

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Notes, or if their representatives by proxy and the identifying number or numbers of the Outstanding Notes held or represented by them.

                  The permanent chair of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in triplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting.

                  The original reports of the inspectors of votes on any vote by ballot taken at the meeting and the affidavits by one or more individuals having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that the notice was mailed as provided herein, shall be attached to each copy of the record of the meeting prepared by the secretary. Each copy of the record shall be signed and verified by the affidavits of the permanent chair and the secretary of the meeting. One of the triplicate copies shall be delivered to the Issuer and the other to the Indenture Trustee to be preserved by the Indenture Trustee. The copy delivered to the Indenture Trustee shall have attached thereto the ballots voted at the meeting.

                  Any record signed and verified as described above shall be conclusive evidence of the matters therein stated.

                  SECTION 11.5 MISCELLANEOUS. Nothing contained in this Article XI shall be deemed or construed to authorize or permit any hindrance or delay in the exercise of any right, remedy or power conferred upon or reserved to the Indenture Trustee or to the Holders under any of the provisions of this Indenture or of any Series of Notes by reason of any call of a meeting of Holders or any right, remedy or power conferred expressly or impliedly hereunder to make a call of a meeting.


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




                                   ARTICLE XII

                                  MISCELLANEOUS

                  SECTION 12.1 BENEFITS OF INDENTURE LIMITED TO ISSUER, ELIGIBLE LENDER TRUSTEES, INDENTURE TRUSTEE, EXCHANGE COUNTERPARTY AND HOLDERS. With the exception of rights or benefits herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Notes is intended or shall be construed to confer upon or give to any Person other than the Issuer, each Eligible Lender Trustee, the Indenture Trustee, any Exchange Counterparty and the Holders, any legal or equitable right, remedy or claim under or by reason of or in respect to this Indenture or any covenant, condition, stipulation, promise, agreement or provision contained herein and all of the covenants, conditions, stipulations, promises, agreements and provisions hereof are intended to be and shall be for and inure to the sole and exclusive benefit of the Issuer, each Eligible Lender Trustee, the Indenture Trustee, any Exchange Counterparty and the Holders from time to time of the Notes as herein and therein provided.

                  SECTION 12.2 EFFECT OF LEGAL HOLIDAYS. Whenever this Indenture requires any action to be taken on a day which is not a Business Day, such action shall be taken on the next succeeding Business Day with the same force and effect as if taken on such day.

                  SECTION 12.3 PARTIAL INVALIDITY. If any one or more of the covenants or agreements or portion thereof provided in this Indenture on the part of the Issuer, each Eligible Lender Trustee or the Indenture Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Indenture and the invalidity thereof shall in no way affect the validity of the other provisions of this Indenture or of the Notes, and the Holders shall retain all the rights and benefits accorded to them hereunder and under any applicable provisions of law.

                  SECTION 12.4 NOTICES. Except as otherwise expressly provided herein, any notice to or demand upon the Indenture Trustee may be served or presented, and such demand may be made, at the principal corporate trust office of the Indenture Trustee in Cincinnati, Ohio, at 425 Walnut Street, Cincinnati, Ohio 45202, Attention: Corporate Trust Services, telecopier number: (513) 632-3286, or at such other address or number as may have been filed in writing by the Indenture Trustee with the Issuer and each Eligible Lender Trustee.

                  Except as otherwise expressly provided herein, any notice to or demand upon the Initial Co-Owner Eligible Lender Trustee may be served or presented, and such demand may be made, at the principal corporate trust office of the Initial Co-Owner Eligible Lender Trustee in Cincinnati, Ohio, at 425 Walnut Street, Cincinnati, Ohio 45202, Attention: Corporate Trust Services, telecopier number: (513) 632-3286, or at such other address or number as may have been filed in writing by the Initial Co-Owner Eligible Lender Trustee with the Issuer and the Indenture Trustee.

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

                  Except as otherwise expressly provided herein, any notice to or demand upon the Issuer may be served or presented, and such demand may be made at the principal corporate trust office of the Issuer, not in its individual capacity, but solely as co-owner trustee under the Delaware Trust, in Cincinnati, Ohio, at 425 Walnut Street, Cincinnati, Ohio 45202, Attention:
Corporate Trust Services, telecopier number: (513) 632-3286, or to the Issuer at such other address or number as may have been filed in writing by the Issuer with the Indenture Trustee and each Eligible Lender Trustee.

                  Copies of any notices delivered to the Indenture Trustee, the Holders (except for any notice of redemption) or the Issuer shall be delivered by the Indenture Trustee or the Issuer to each Exchange Counterparty at the address filed in writing by each such Exchange Counterparty with the Indenture Trustee.

                  Any notice required to be in writing shall be deemed to be in writing if given by telex, telecopier or other method which produces a written record.

                  SECTION 12.5 LAW AND PLACE OF ENFORCEMENT OF INDENTURE. This Indenture shall be construed and interpreted in accordance with the laws of the State and all suits and actions arising out of this Indenture shall be instituted in a court of competent jurisdiction in the State.

                  SECTION 12.6 NO RECOURSE AGAINST MEMBERS, MANAGEMENT COMMITTEE MEMBERS, OFFICERS OR EMPLOYEES OF THE ISSUER. All representations, covenants and obligations of any director, officer or employee of the Issuer shall be treated as representations, covenants and obligations of the Issuer and not as made in such person's individual capacity, and no recourse shall be had for the payment of the principal of or interest or Carryover Interest on the Notes or for any claim based on that payment or on this Indenture against any such person or any person executing the Notes on behalf of the Issuer; but nothing herein contained shall relieve any such director, officer or employee from the performance of any official duty provided by law or by this Indenture.

                  SECTION 12.7 CROSS-INDEMNIFICATION The Issuer, the Indenture Trustee and the Eligible Lender Trustee hereby covenant and agree to indemnify, solely from the assets held in the Trust Estate, any trust estate held under any other indenture between the Issuer and the Eligible Lender Trustee entered into after the Date of Issuance, in which trust estate are held Student Loans assigned the same Department of Education lender identification numbers as Student Loans included in the Trust Estate, against any offset, shortfall or other loss of payments with respect to Student Loans in such trust estate caused solely by an offset or withholding of payments on Student Loans in this Trust Estate that share the same Department of Education lender identification number.

                  SECTION 12.8 SUSPENSION OF MAIL. If because of the suspension of delivery of first class mail or, for any other reason, the Indenture Trustee shall be unable to mail by the required class of mail any notice, request, complaint, demand or other instrument or document required to be mailed hereby, the Indenture Trustee shall give it in any other manner which shall approximate most effectively the mailing thereof in accordance herewith in the

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

judgment of the Indenture Trustee. The giving of that notice, request, complaint, demand or other instrument or document in that manner shall be deemed for all purposes of this Indenture to be in compliance with the requirement for the mailing thereof. Except as provided otherwise herein, the mailing of any notice, request, complaint, demand or other instrument or document shall be deemed to be complete upon deposit thereof in the mail, and the giving thereof by any other means of delivery shall be deemed to be complete upon receipt thereof by the delivery service.

                  SECTION 12.9 OPINION AS TO TRUST ESTATE. On the Date of Issuance of the Notes, the Original Issuer furnished to the Indenture Trustee an opinion of counsel either (i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of any financing statements and continuation statements, as are necessary to make effective the lien and security interest created by the Original Indenture in favor of the Indenture Trustee, for the benefit of the parties described in the granting clauses and Section 5.6 of this Indenture, and reciting the details of such action, or (ii) stating that in the opinion of such counsel, no such action is necessary to make such lien and security interest effective. In connection with the execution and delivery of this Indenture, the Issuer shall furnish to the Indenture Trustee an opinion of like tenor and effect.

                  On or before June 30 in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an opinion of counsel with respect to each jurisdiction in which the Financed Student Loans are located or a Uniform Commercial Code financing statement has been filed by the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such opinion of counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until June 30 in the following calendar year.

                  SECTION 12.10 CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of the Trust Indenture Act, Sections 310 through 317, inclusive, that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by a provision in this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 12.11 EFFECT OF ARTICLE AND SECTION HEADINGS AND TABLE OF CONTENTS. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto, shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this Indenture.

                  SECTION 12.12 EXECUTION OF COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same document. It shall not be necessary in proving this Indenture to produce or account for more than one of those counterparts.

                  IN WITNESS WHEREOF, STUDENT LOAN FUNDING 1998-A/B TRUST, by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Delaware Trust, has caused this Indenture to be signed in its name and on its behalf by one of its Authorized Officers and FIRSTAR BANK, NATIONAL ASSOCIATION, as Initial Co-Owner Eligible Lender Trustee, not in its individual capacity, but solely as co-owner eligible lender trustee for the benefit of the Delaware Trust, has caused this Indenture to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be signed in its name and on its behalf by one of its officers thereunto duly authorized, all as of the date first above written.

                            STUDENT LOAN FUNDING 1998-A/B TRUST,
                            ("Issuer")
                            by Firstar Bank, National Association,
                            not in its individual capacity,
                            but solely as Co-Owner Trustee


                            By
                            Title:


                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                            Not in its individual capacity, but
                            solely as Initial Co-Owner Eligible
                            Lender Trustee for the benefit of
                            the Delaware Trust


                            By
                            Title:


                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                            as Indenture Trustee


                            By
                            Title:

                                   SCHEDULE I

                     SCHEDULE OF APPROVED GUARANTEE AGENCIES

----------------------------------------------------------- ---------------------------------------------------------
Educational Credit Management Corporation                   New Jersey Higher Assistance Authority
----------------------------------------------------------- ---------------------------------------------------------
FLORIDA DEPARTMENT OF EDUCATION, OFFICE OF STUDENT          New York State Higher Education Services Corporation
FINANCIAL ASSISTANCE
----------------------------------------------------------- ---------------------------------------------------------
GEORGIA HIGHER EDUCATION ASSISTANCE COMMISSION              Oklahoma Guaranteed Student Loan Program
----------------------------------------------------------- ---------------------------------------------------------
GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION           Pennsylvania Higher Education Assistance Agency
----------------------------------------------------------- ---------------------------------------------------------
KENTUCKY HIGHER EDUCATION ASSISTANCE AUTHORITY              Tennessee Student Assistance Commission
----------------------------------------------------------- ---------------------------------------------------------
Finance Authority of Maine                                  Texas Guaranteed Student Loan Corporation
----------------------------------------------------------- ---------------------------------------------------------
Missouri Guaranteed Student Loan Program                    United Student Aid Funds, Inc.
----------------------------------------------------------- ---------------------------------------------------------
Nebraska Student Loan Program
----------------------------------------------------------- ---------------------------------------------------------

BOLD = NAMED IN S-4 REGISTRATION STATEMENT.

                                   SCHEDULE II

             SCHEDULE OF APPROVED SERVICERS AND SERVICING AGREEMENTS

----------------------------------------------------------- ---------------------------------------------------------
                        SERVICERS                                             SERVICING AGREEMENTS

----------------------------------------------------------- ---------------------------------------------------------
Great Lakes Higher Education Servicing Center               Servicing  Agreement,  dated  as  of  November 1,  1998,
("GLHESC")                                                  between the Master Servicer and GLHESC,  as supplemented
                                                             by (i) the Subservicing Addendum, dated as of
                                                             November 1, 1998, among the Master Servicer, GLHESC
                                                             and the Original Issuer and (ii) the Subservicing
                                                             Addendum, dated as of March 15 1999 among the Master
                                                             Servicer, GLHESC and the Issuer.


----------------------------------------------------------- ---------------------------------------------------------
Intuition, Inc. ("InTuition")                               Servicing Agreement,  dated as of July 31, 1998, between
                                                            the Master  Servicer and InTuition,  as  supplemented by
                                                            (i) the  Subservicing  Addendum,  dated  as of  July 31,
                                                            1998,  among  the  Master  Servicer,  InTuition  and the
                                                            Original  Issuer  and (ii)  and  (ii)  the  Subservicing
                                                            Addendum,  dated as of March 15 1999  among  the  Master
                                                            Servicer, InTuition and the Issuer.
----------------------------------------------------------- ---------------------------------------------------------
UNIPAC Service Corporation ("UNIPAC")                       Servicing  Agreement,  dated as of  September  1,  1998,
                                                            between the Master Servicer and UNIPAC,  as supplemented
                                                            by (i) the Subservicing  Addendum,  dated as of November
                                                            1,  1998,  among the  Master  Servicer,  UNIPAC  and the
                                                            Original  Issuer  and  (ii) the  Subservicing  Addendum,
                                                            dated as of March 15 1999  among  the  Master  Servicer,
                                                            UNIPAC and the Issuer.
----------------------------------------------------------- ---------------------------------------------------------
USA Group Loan Services, Inc. ("USAGLS")                    Servicing  Agreement,  dated  as of  November  1,  1998,
                                                            between the Master Servicer and USAGLS,  as supplemented
                                                            by (i) the Subservicing  Addendum,  dated as of November
                                                            1,  1998,  among the  Master  Servicer,  USAGLS  and the
                                                            Original  Issuer  and  (ii) the  Subservicing  Addendum,
                                                            dated as of March 15 1999  among  the  Master  Servicer,
                                                            USAGLS`and the Issuer.
----------------------------------------------------------- ---------------------------------------------------------

                                    EXHIBIT A
                                    ---------
                                     to the
                 Second Amended and Restated Indenture of Trust,
                     dated as of June 1, 1999, by and among
                      Student Loan Funding 1998-A/B Trust,
                       Firstar Bank, National Association,
                  as Initial Co-Owner Eligible Lender Trustee,

                                       and

                        Star Bank, National Association,
                              as Indenture Trustee

                        [Addressed to Indenture Trustee]

                      STUDENT LOAN ACQUISITION CERTIFICATE
                      ------------------------------------


                  This Student Loan Acquisition Certificate is submitted pursuant to the provisions of the Second Amended and Restated Indenture of Trust, dated as of June 1, 1999 (as amended and supplemented, the "Indenture"), among Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Delaware Trust (the "Issuer"), Firstar Bank, National Association, as Initial Co-Owner Eligible Lender Trustee, and Firstar Bank, National Association, as Indenture Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Indenture Trustee, you are hereby authorized and requested to disburse to _____________________________ (the "Lender") the sum of $_______________________ for the acquisition of Student Loans. With respect to the Student Loans so to be acquired, the Issuer hereby certifies as follows:

                  1. The Student Loans to be acquired (the "Acquired Student Loans") will be further described by an updating certificate if required by the Indenture.

                  2. The amount to be disbursed pursuant to this Certificate does not exceed the aggregate of the remaining unpaid principal amount of the Acquired Student Loans plus accrued borrower interest, if any, [plus a premium of ____% of the unpaid principal amount of Acquired Student Loans] [plus transfer fees of $_________] [plus interest on the amount of principal and accrued borrower interest from the date of transfer of said Student Loans until the date of payment in the amount of $______________, said rate of interest not exceeding the current yield on funds in the Expense Account.

                  3. Each Acquired Student Loan is a Student Loan authorized so to be acquired by the Indenture.

                  4. The Issuer is not, on the date hereof, in default under the Indenture.

                  5. The undersigned, as the _________________________ of the
Issuer, is authorized to sign and submit this Certificate on behalf of the Issuer.


                  WITNESS my hand this _____ day of ___________________, 199_.



                                             STUDENT LOAN FUNDING
                                             1998-A/B TRUST,
                                             By Firstar Bank,
                                             National Association,
                                             not in its individual
                                             capacity, but solely as
                                             co-owner trustee of the
                                             Delaware Trust ("Issuer")


                                             By:_______________________________


                                             Title:____________________________

                                    EXHIBIT B
                                    ---------
                                     to the
                 Second Amended and Restated Indenture of Trust,
                     dated as of June 1, 1999, by and among
                      Student Loan Funding 1998-A/B Trust,
                       Firstar Bank, National Association,
                  as Initial Co-Owner Eligible Lender Trustee,

                                       and

                       Firstar Bank, National Association,
                              as Indenture Trustee

                        [Addressed to Indenture Trustee]

                  UPDATING STUDENT LOAN ACQUISITION CERTIFICATE
                  ---------------------------------------------


         _________This Updating Student Loan Acquisition Certificate is submitted pursuant to the provisions of the Second Amended and Restated Indenture of Trust, dated as of June 1, 1999, (as amended and supplemented, the "Indenture"), among Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Delaware Trust, Firstar Bank, National Association, as Initial Co-Owner Eligible Lender Trustee, and Firstar Bank, National Association, as Indenture Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Indenture Trustee, you have, pursuant to a Student Loan Acquisition Certificate, dated __________________________, been previously authorized and requested to disburse to _____________________________ the sum of $__________ for the acquisition of Student Loans. With respect to the Student Loans so acquired, the Issuer hereby certifies as follows:

                  1. The Student Loans acquired with such moneys are those specified in Schedule A attached hereto (the "Acquired Student Loans").

                  2. The remaining unpaid principal amount of each Acquired Student Loan is as shown on Schedule A attached hereto.

                  3. The undersigned, as _____________________ of the Issuer, is authorized to sign and submit this Certificate on behalf of the Issuer.

                  4. The additional sum of $___________ is due and owing to the Lender for the purchase price of such Student Loans representing
_________________________________.

                                       OR

                  We are herewith transmitting to you $_______________ representing an overpayment made to the Lender for such Student Loans.

                  WITNESS my hand this _____ day of ___________________, 199_.


                                        STUDENT LOAN FUNDING
                                        1998-A/B TRUST,
                                        By Firstar Bank,
                                        National Association,
                                        not in its individual
                                        capacity, but solely as
                                        co-owner trustee of the
                                        Delaware Trust ("Issuer")


                                        By:

                                        Title:



                                     B-107